UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material under §240.14a-12

OLD NATIONAL BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

One Main Street, Evansville, Indiana 47708

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

The 2025 Annual Meeting of Shareholders of Old National Bancorp (the “Company”) will be held as a virtual meeting on Wednesday, May 14, 2025, at 10:00 a.m., Central Time. You will be able to attend the Annual Meeting, vote your shares and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ONB2025 and entering your 16-digit control number located on your Notice and Access Card or Proxy Card that you received. You will not be able to attend the meeting in person. The meeting will be held for the following purposes:

DATE AND TIME

Wednesday, May 14, 2025,
at 10:00 a.m., Central Time

VIRTUAL MEETING

Access the meeting at www.virtualshareholdermeeting.com/ONB2025 and enter your 16-digit control number located on your Notice of Internet Availability of Proxy Materials or your Proxy Card

WHO CAN VOTE

Holders of common stock of record at the close of business on March 20, 2025

1	Election of the Company’s Board of Directors consisting of 15 directors, each to serve a term of one year and until the election and qualification of his or her successor
2	Approval of a non-binding advisory proposal on the compensation of our named executive officers
3	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025
4	Transaction of such other business as may properly come before the Annual Meeting or any adjournments and postponements thereof

The foregoing items of business, as well as instructions for accessing the virtual Annual Meeting, are more fully described in the Proxy Statement accompanying this Notice. Holders of common stock of record at the close of business on March 20, 2025 are entitled to notice of, and to vote at, the Annual Meeting. We will begin mailing the Notice of Internet Availability of Proxy Materials to certain of our shareholders on April 4, 2025. Shareholders who do not receive the Notice of Internet Availability of Proxy Materials will continue to receive a paper copy of our proxy materials through the U.S. Mail. All proxy materials will be available at www.oldnational.com/Proxy on or about April 4, 2025.

By Order of the Board of Directors

Nicholas J. Chulos

Executive Vice President,

Chief Legal Officer and Corporate Secretary

April 4, 2025

IMPORTANT
It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the meeting virtually, please vote your shares by telephone or the Internet or by completing and mailing your Proxy Card in the envelope provided.

Additional information on voting your shares is included in the attached Proxy Statement.

CERTAIN TERMS

Certain terms that we use in the accompanying Proxy Statement have particular meanings, as set forth below.

TERM	MEANING

401(k) Plan	Old National Bancorp’s Employee Stock Ownership and Savings Plan (a tax-qualified defined contribution plan)
AICP	The Company’s Annual Incentive Compensation Plan
Annual Meeting	2025 Annual Meeting of Shareholders of Old National Bancorp
Articles of Incorporation	Amended and Restated Articles of Incorporation of Old National Bancorp, as currently in effect
Board of Directors or Board	Board of Directors of Old National Bancorp
Bremer	Bremer Financial Corporation
Bremer Bank	Bremer Bank, National Association, a wholly-owned subsidiary of Bremer Financial Corporation
By-Laws	Amended and Restated By-Laws of Old National Bancorp, as currently in effect
CapStar	CapStar Financial Holdings, Inc., which merged into Old National Bancorp on April 1, 2024
CapStar Bank	CapStar Bank, which merged into Old National Bank on April 1, 2024
CECL	Current expected credit loss, an accounting metric
CEO	Chief Executive Officer
CFO	Chief Financial Officer
COO	Chief Operating Officer
Common Stock or common stock	Common stock, no par value per share, of Old National Bancorp
Company, Old National, we, us or our	Old National Bancorp
Compensation Committee	Talent Development and Compensation Committee of Old National Bancorp’s Board of Directors
CRC Agreements	Confidentiality and Restrictive Covenants Agreements between the Company and each NEO
Current NEOs	The Company’s NEOs as of the end of the fiscal year ended December 31, 2024
Deloitte	Deloitte & Touche LLP
Directors Deferred Compensation Plan	Old National Bancorp’s Directors Deferred Compensation Plan
Employment Agreements	Employment agreements between the Company and each Current NEO
EPS	Earnings per diluted common share
Equity Incentive Plan	Old National Bancorp’s Amended and Restated 2008 Incentive Compensation Plan, as amended and currently in effect
Executive Deferred Compensation Plan	Old National Bancorp’s Executive Deferred Compensation Plan
FASB ASC	Financial Accounting Standards Board Accounting Standards Codification
Federal Reserve	Board of Governors of the Federal Reserve System or the Federal Reserve Bank of St. Louis
First Midwest	First Midwest Bancorp, Inc.
First Midwest Merger	The merger of equals transaction pursuant to which Old National Bancorp and First Midwest Bancorp, Inc. merged on February 15, 2022
Form 10-K	Old National Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2024
GAAP	U.S. generally accepted accounting principles
Internal Revenue Code	Internal Revenue Code of 1986, as amended
KRX Index	KBW Nasdaq Regional Banking Index (Old National Bancorp is included in this index)
LMI	Low-to-moderate income
Named Executive Officer or NEO	An executive officer who is named in the Summary Compensation Table in this Proxy Statement
Nasdaq	The Nasdaq Stock Market
Notice and Access Card	The Notice of Internet Availability of Proxy Materials
Notice of Annual Meeting or Notice	The Notice of Annual Meeting of Shareholders that accompanies this Proxy Statement
OCC	Office of the Comptroller of the Currency
Old National Bank or Bank	Old National Bank, which is a wholly-owned subsidiary of Old National Bancorp
PCD loans	Purchased credit deteriorated loans
Prorated Annual Bonus	An amount equal to the target annual cash bonus under the AICP for the calendar year in which an employment termination occurs, prorated for the period of the executive’s employment during that year
Proxy	The designation of the authority to vote your shares of Old National Bancorp common stock at the Annual Meeting
Proxy Card	The proxy card or voting instruction form that accompanies this Proxy Statement
Proxy Statement	This Proxy Statement
Record Date

March 20, 2025 – the date used to determine the holders of common stock who are of record on the books and records of Old National Bancorp at the close of business on such date and who are entitled to notice of, and to vote at, the 2025 annual meeting of shareholders

ROAA	Return on average assets
ROATCE	Return on average tangible common equity
ROE	Return on equity
SEC	United States Securities and Exchange Commission
TSR	Total shareholder return
WTW	Willis Towers Watson, the independent compensation consultant to our Talent Development and Compensation Committee

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement and the accompanying shareholder letter contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Rule 175 promulgated thereunder and Section 21E of the Securities Exchange Act of 1934 and Rule 3b-6 promulgated thereunder. Forward-looking statements can be identified by words such as “may,” “will,” “would,” “should,” “expect,” “believe,” “anticipate,” “intend,” “estimate,” “continue,” “plan,” “project,” and similar references to future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to certain risks, uncertainties and other factors that are difficult to predict, which could cause actual results, outcomes or events to differ materially from anticipated results, outcomes or events expressed or implied in such forward-looking statements.

Although Old National believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, outcomes or events will not differ materially from any projected future results, outcomes or events expressed or implied by such forward-looking statements. Additional factors and risks that could cause results, outcomes or events to differ materially from those described above can be found in Old National’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC, as well as its other filings with the SEC.

The actual results, outcomes or events referenced in this Proxy Statement and the accompanying shareholder letter may not be realized or occur. You are cautioned not to rely too heavily on any such forward-looking statements. Old National urges you to consider all of the risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by Old National. Forward-looking statements speak only as of the date of this Proxy Statement and the accompanying shareholder, and Old National undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events, conditions or otherwise after the date of this Proxy Statement, except to the extent required by applicable law.

One Main Street, Evansville, Indiana 47708

PROXY STATEMENT – SUMMARY

The following summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider, and you should read the entire Proxy Statement carefully before voting your shares of Old National common stock in connection with the Annual Meeting.

GENERAL INFORMATION

DATE AND TIME	LOCATION	RECORD DATE
Wednesday, May 14, 2025, at 10:00 a.m., Central Time	Virtual/Online at www.virtualshareholdermeeting.com/ONB2025	Holders of common stock of record at the close of business on March 20, 2025

VOTING	ADMISSION
Shareholders as of the Record Date are entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote for each matter to be voted on at the Annual Meeting.

To attend the Annual Meeting, visit www.virtualshareholdermeeting.com/ONB2025. You will need the 16-digit control number included on your Notice and Access Card, or your Proxy Card or voting instruction form that accompanied this Proxy Statement.

PROPOSALS TO BE VOTED ON AND VOTING RECOMMENDATIONS OF OUR BOARD OF DIRECTORS

PROPOSAL		BOARD RECOMMENDATION	PAGE REFERENCE
1	Election of Directors	FOR each director nominee	28
2	Approval of a non-binding advisory proposal on the compensation of our named executive officers	FOR	80
3	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025	FOR	82

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	1

PROXY STATEMENT – SUMMARY

ELECTION OF DIRECTORS

(SEE PAGES 28 through 38)

The first item of business at the Annual Meeting will be the election of 15 directors of the Company. The nominees are set forth in the table below. Each nominee is currently serving as a director of the Company. Our Board of Directors recommends voting in favor of each of the nominees.

NAME	DIRECTOR SINCE	PRINCIPAL OCCUPATION	INDEPENDENT
Barbara A. Boigegrain	2022*	Former Chief Executive Officer & General Secretary, Wespath Benefits and Investments
Thomas L. Brown	2022*	Former Senior Vice President & Chief Financial Officer, RLI Corp. (NYSE); former partner, PricewaterhouseCoopers LLP
Kathryn J. Hayley	2022*	Chief Executive Officer, Rosewood Advisory Services, LLC; former Executive Vice President, UnitedHealthcare, a subsidiary of UnitedHealth Group, Inc. (NYSE)
Peter J. Henseler	2022*	Chairman, TOMY International
Daniel S. Hermann	2020	Founding partner, Lechwe Holdings LLC; former Chief Executive Officer, AmeriQual Group, LLC
Ryan C. Kitchell	2018	Chairman, Indiana Governor’s Workforce Cabinet; former Executive Vice President & Chief Financial Officer, Indiana University Health
Austin M. Ramirez	2020	Chief Executive Officer, Husco International, Inc.
Ellen A. Rudnick	2022*	Senior Advisor, University of Chicago Booth School of Business; former Vice President, Baxter International, Inc. (NYSE)
James C. Ryan, III	2019	Chairman & Chief Executive Officer, Old National Bancorp	–
Thomas E. Salmon	2018	Former Chairman & Chief Executive Officer, Berry Global Group, Inc. (NYSE)
Rebecca S. Skillman	2013	Former Chair, Radius Indiana; former Lt. Governor, State of Indiana
Michael J. Small	2022*	Chairman, Kognitive Networks, Inc.; former President and Chief Executive Officer of GoGo, Inc. (Nasdaq)
Derrick J. Stewart	2015	Executive Vice President and Chief Operating Officer, YMCA Retirement Fund
Stephen C. Van Arsdell	2022*	Former Senior Partner, Chairman and CEO, Deloitte & Touche LLP
Katherine E. White	2015	Brigadier General, U.S. Army National Guard; Professor of Law, Wayne State University Law School

* Former director of First Midwest; became a director of the Company upon the closing of the First Midwest Merger.

2	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

PROXY STATEMENT – SUMMARY

Advisory vote on NAMED EXECUTIVE OFFICER COMPENSATION
(See page 80)

We are asking shareholders to approve, on an advisory (non-binding) basis, a resolution regarding the compensation paid in 2024 to our named executive officers, as disclosed in this Proxy Statement.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(See page 82)

We are asking shareholders to ratify, on an advisory (non-binding) basis, the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	3

ABOUT OLD NATIONAL

Our Business

Old National Bancorp is the holding company for Old National Bank. We are the sixth largest banking company by asset size headquartered in the Midwest and rank among the top 30 banking companies based in the United States, with total assets of approximately $54 billion and $30 billion of assets under management as of December 31, 2024.

Tracing our banking roots to 1834, we celebrated 190 years in banking in 2024. We currently operate over 280 banking centers located primarily throughout the Midwest and Southeast regions of the United States, including Illinois, Indiana, Iowa, Kentucky, Michigan, Minnesota, North Carolina, Tennessee and Wisconsin. In addition, we maintain commercial banking offices and wealth management offices in these states and in Cleveland, Kansas City and St. Louis with respect to commercial banking and in St. Louis and Scottsdale with respect to wealth management. We have operations in six of the largest metropolitan areas in the Midwest.

Since our founding, we have focused on relationship banking by building long-term, highly valued partnerships with our clients and the communities we serve. We provide extensive commercial, consumer and real estate lending and depository, wealth management, trust, private banking, investment advisory, brokerage, capital markets and other banking services.

We have acquired over 50 financial institutions and other financial services businesses since forming our holding company in 1982. We consider possible mergers and acquisitions based on a disciplined financial evaluation process. We expect that future mergers and acquisitions will be consistent with our existing core strategy of focusing on community banking, client relationships and consistent strong earnings.

Bremer Bank

On November 25, 2024, we announced our partnership with Bremer Financial Corporation (“Bremer”) and its wholly-owned subsidiary, Bremer Bank, National Association, headquartered in St. Paul, Minnesota. At the closing of this transaction, each of the issued and outstanding shares of Bremer common stock will be converted into the right to receive (i) $26.22 in cash, without interest, and (ii) 4.182 shares of our common stock. This represents a total value of approximately $1.4 billion as of December 31, 2024.

Bremer Bank has 70 banking centers located in Minnesota, North Dakota and Wisconsin. As of December 31, 2024, Bremer had total assets of approximately $16.5 billion, total deposits of $13.2 billion, total loans of $11.8 billion and total assets under management of $8.3 billion.

The shareholders of Bremer approved this transaction on March 7, 2025, and we received approvals for the transaction from the Federal Reserve on March 5, 2025, and from the OCC on March 19, 2025, which were within approximately two months of filing our applications with these regulatory agencies. We expect to complete this transaction on May 1, 2025.

CapStar Bank

On April 1, 2024, we completed our partnership with CapStar Financial Holdings, Inc. (“CapStar”) and its wholly-owned subsidiary, CapStar Bank, which we announced on October 26, 2023. This partnership added 23 banking centers located in Nashville, Chattanooga and Knoxville, Tennessee, as well as in Asheville, North Carolina. At the closing of the transaction, CapStar had approximately $3.1 billion of total assets, $2.6 billion of total deposits and $2.1 billion of total loans.

4	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

ABOUT OLD NATIONAL

Better Together

Better Together describes both our culture and our team-focused commitment to our clients and communities, which helps drive our continued success.

Certain strategic benefits of Better Together include the following:

●	Top-tier commercial and community bank. We operate a bank with broad commercial and community product offerings within our Midwest and Southeast U.S. footprint. This allows us to serve existing clients, as well as new and larger clients across our markets.
●	Financial benefits to shareholders. We were able to deliver strong financial performance and value creation for our shareholders in 2024 while positioning us well for 2025 and beyond (see page 7 for a summary of our 2024 financial performance).
●	Strong market position. With our size, banking operations in six of the largest Midwestern metropolitan areas, a recognized brand, strong commercial banking capabilities, a robust retail footprint and a significant wealth platform, we have a market presence that allows us to compete effectively, attract and retain top talent and deliver superior financial performance.
●	Team member focus. With multiple career and leadership development opportunities and workplace recognitions, we are able to attract, retain and engage top talent and continue our commitment to fostering a strong culture of collaboration, trust, inclusiveness and acceptance that empowers team members to flourish and be successful.
●	Community engagement. We continue to build on our longstanding history of service and strengthening our communities by championing local initiatives and driving positive change throughout our markets. In 2024, Points of Light named Old National one of The Civic 50 – a recognition reserved for the 50 most community-minded companies in the United States.
●	Digital and technology capabilities. We have the scale and profitability to accelerate digital and technology capabilities and drive future investments in commercial, consumer and wealth management services.

Our Mission, Vision and Values

Our culture is shaped by a clear set of core values, and we operate our business with uncompromised integrity and the highest level of ethics. As part of our Better Together mindset, we updated our Mission, Vision and Values to reflect more accurately where we are today as a premier, mid-sized bank, and our aspirations for the future.

●	Our Purpose (Mission). With deep roots as a trusted partner, we invest our time, heart and expertise so that our clients and communities thrive.
●	Our Why (Vision). To be the bank of choice that helps our clients fulfill their dreams, passionately supports our communities and invests in the growth and development of our team members.

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	5

ABOUT OLD NATIONAL

●	Who We Are (Values). The culture of Old National is rooted in our six core values. These values strengthen us as well as the fabric of the communities we serve, distinguish our team members as our greatest asset and allow us to deliver a consistent, convenient and customized experience for every client.

○Integrity – we are trusted, authentic and ethical

○Collaboration – we genuinely believe we are Better Together

○Excellence – we consistently deliver our best

○Optimism – we embrace a spirit of possibilities

○Inclusion – we courageously embrace our differences

○Agility – we are resourceful and innovative

Our Corporate Strategy

Old National’s principal strategic objective is to be a top performing bank that is a primary, trusted partner to our clients in the communities we serve and a highly respected, highly valued employer that continually empowers our team members to grow, develop and succeed.

6	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

ABOUT OLD NATIONAL

2024 Highlights

2024 was a successful year for Old National in many key areas of performance, with selected highlights below.

s

Strong Adjusted EPS* $1.86	Strong Adjusted Net Income* $578 million	3-year Total Shareholder Return (2022-2024) 38.8% 86th percentile of KRX Index
Adjusted Return on Average Tangible Common Equity* 16.9% Top quartile of KRX Index	Adjusted Return on Average Assets* 1.14% Above median of KRX Index	Adjusted Efficiency Ratio* 52.2% Top quartile of KRX Index
Continued Growth of Strong Capital Position Total capital to risk-weighted assets = 13.37% Tier 1 capital to risk-weighted assets = 11.98%	Total Loan Growth (YOY) (excluding CapStar acquisition) 4.1% Above median of KRX Index	Total Deposit Growth (YOY) (excluding CapStar acquisition) 4.8% Above median of KRX Index
Peer Leading, Granular and Long-Tenured Deposit Base Average deposit size is approximately $35,000 75% of core deposits have a tenure of greater than 5 years	Net Loan Charge-Offs** 0.13% Solid and consistent credit quality and discipline	Board Composition 47% Gender, race and ethnicity board composition (7 of our 15 directors)
Valuing Our Team Members / Numerous Workplace Recognitions See page 8	Longstanding Commitment to the Communities We Serve See page 9	Continued Commitment to Support Underserved and Economically Disadvantaged Communities $11.1 billion Community Growth Plan See page 9

*Includes adjusted, non-GAAP financial measures that exclude certain items, such as merger-related charges associated with completed and pending acquisitions, CECL Day 1 non-PCD loans provision expense, distribution of excess pension plan assets expense, FDIC special assessment expense, separation expense and net securities losses. The equivalent GAAP measures for the non-GAAP measures referenced above are: EPS: $1.68; Net Income: $523 million; ROATCE: 15.4%; ROAA: 1.03%; and Efficiency Ratio: 55.9%. Reference is made to the non-GAAP reconciliation included in the Company’s January 21, 2025 press release reporting its financial results for its 2024 fourth quarter and full year, which was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 21, 2025.

**Excludes PCD loans

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	7

ABOUT OLD NATIONAL

Commitment to Excellence and Valuing our Team Members

Old National’s culture and commitment to excellence are among the pillars of our success and support the emphasis we place on our team members. We invest in the growth and development of our team members and recognize that they are differentiators that allow us to execute our corporate strategy and passionately support our communities. Several of our workplace awards that we received in 2024 reflect the value and success of this approach.

WORKPLACE RECOGNITIONS

●
Points of Light – The Civic 50: Recognized in 2024 as one of the 50 most community-minded companies in the U.S. The Civic 50 award is based on employee volunteering, community investment, corporate citizenship and social impact programs.
●
Military Friendly Employer: Recognizes efforts to recruit and retain military veterans.
●
Bauer Financial: Rated a 5-Star (Superior) institution.
●
National Organization on Disability: Recognizes organizations that lead the way in disability hiring and tap into the benefits of hiring talent with disabilities.
●
Forbes Most Trusted Companies in America: Companies rated very high in the categories of employee trust, customer trust, investor trust and media sentiment.

8	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

COMMITMENT TO OUR COMMUNITIES

At the center of our culture and strategy is the belief that we are only as strong as the communities we serve. Old National is committed to serving as a cornerstone of our local communities and maintaining transparency in our corporate governance practices. We also aim to strengthen the communities we serve through team member volunteer activities and corporate philanthropy.

Even with our significant growth over the past decade, we remain true to our roots and maintain our dedication to being a community bank with team members who are active members of the cities and towns they call home – in short, we are a mid-sized bank with a community bank DNA. Old National team members consistently strive to make a positive difference in the communities we serve and actively share their talents through volunteer activities in education, economic development, human and health services and community reinvestment. For example, in 2024,

●	Our team members donated over 67,000 volunteer hours
●	Old National and its Foundation made grants and sponsorships of over $12.5 million to organizations serving our communities

Community Growth Plan

In 2022, we announced our $8.3 billion Community Growth Plan that builds on our long-standing commitment to support historically underserved and economically disadvantaged individuals, families and communities in our footprint. In 2024, we announced an increase of approximately $1.2 billion to our Community Growth Plan that expanded this support throughout our Southeast footprint. In January 2025, we increased our commitments under the Community Growth Plan by an additional $1.6 billion in connection with our partnership with Bremer Bank, which will expand our support of the communities in which Bremer Bank currently operates. Over a five-year period, our Community Growth Plan provides for community lending and affordable housing commitments to underserved and low-to-moderate income (“LMI”) borrowers, as well as community development initiatives in LMI and majority-minority neighborhoods.

Community Initiatives

Our 2024 Community Action Report, which will be available on our website in April 2025, summarizes the Company’s and our team members’ commitment to our communities, as well as numerous awards and recognitions.

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	9

GENERAL INFORMATION ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement relates to our Annual Meeting to be held on May 14, 2025, at 10:00 a.m., Central Time. The Annual Meeting will be held in a virtual-only meeting format in order to facilitate shareholder attendance and participation by enabling shareholders to participate from any location and at no cost. As such, you will not be able to attend the Annual Meeting in person at a physical location. This Proxy Statement and the Proxy Card are being furnished by the Company in connection with a solicitation of proxies by the Company’s Board of Directors.

We are pleased to take advantage of the SEC rule that permits companies to furnish proxy materials to shareholders over the Internet at www.oldnational.com/Proxy, and those proxy materials will be available by April 4, 2025. Beginning on or about April 4, 2025, we will send to most of our shareholders, by email or U.S. mail, a Notice and Access Card for our Annual Meeting containing instructions on how to access the proxy materials over the Internet and vote online. This method offers a convenient, cost-effective and environmentally friendly way for shareholders to review the materials and vote.

The Notice and Access Card is not a proxy card and cannot be used to vote. If you receive a Notice and Access Card and would like to receive paper copies of the proxy materials, please follow the instructions in the Notice and Access Card and the proxy materials will be mailed to you. Shareholders who do not receive the Notice and Access Card for the shareholder meeting will continue to receive a paper copy of our proxy materials.

A list of shareholders entitled to vote at the Annual Meeting will be available for inspection, upon written request of any shareholder of record as of the Record Date, at our principal office beginning five business days prior to the Annual Meeting and will remain accessible throughout the Annual Meeting at www.virtualshareholdermeeting.com/ONB2025.

Important Notice Regarding the Availability of Proxy Materials

A copy of the Company’s 2024 annual report to shareholders accompanies this Proxy Statement. The Notice of Annual Meeting, this Proxy Statement and our 2024 annual report to shareholders also are available at www.oldnational.com/Proxy. If you would like to receive, without charge, a paper copy of our 2024 annual report, please contact our Corporate Secretary at Old National Bancorp, P.O. Box 718, Evansville, Indiana 47705-0718.

Who can attend the Annual Meeting?

Only shareholders of the Company of record as of the Record Date of March 20, 2025 and guests of the Company may virtually attend the Annual Meeting.

Who may vote at the Annual Meeting?

This Proxy Statement and our 2024 annual report to shareholders are provided to holders of the Company’s common stock who were holders of record on the Record Date. Only holders of the Company’s common stock of record on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, 319,312,019 shares of common stock of the Company were outstanding.

To the knowledge of the Company, no person or firm, other than BlackRock, Inc., The Vanguard Group, Inc., Fuller & Thaler Asset Management, Inc. and Dimensional Fund Advisors LP beneficially owned more than 5% of the outstanding common stock of the Company as of December 31, 2024. As of the Record Date, no individual director, director nominee or officer beneficially owned more than 5% of the outstanding shares of common stock of the Company.

10	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

GENERAL INFORMATION ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

How do I attend the Annual Meeting?

Our Annual Meeting will take place via a webcast at www.virtualshareholdermeeting.com/ONB2025. You will not be able to attend the Annual Meeting in person at a physical location. If you are a registered shareholder as of the Record Date, you may attend the Annual Meeting by visiting the virtual meeting website and entering the 16-digit control number that is printed on your Notice and Access Card or Proxy Card. You may log in beginning at 9:45 a.m., Central Time on May 14, 2025. The Annual Meeting will begin promptly at 10:00 a.m., Central Time.

Even if you plan to attend the Annual Meeting, we encourage you to vote your shares in advance using one of the methods described in this Proxy Statement to ensure that your vote will be represented at the Annual Meeting.

How do I submit questions during the Annual Meeting?

Shareholders will be able to submit questions upon accessing the virtual meeting until the conclusion of the meeting by typing the question into the “Ask a Question” field and then clicking “Submit.” During the meeting, we will answer questions that comply with the meeting rules of conduct, subject to time constraints. If we receive substantially similar questions, we may group these questions together. Questions and answers relevant to meeting matters that we do not have time to answer during the Annual Meeting will be posted to our website following the meeting.

Where will the Rules of Conduct for the Annual Meeting be available?

We will post the meeting rules of conduct at www.virtualshareholdermeeting.com/ONB2025.

What can I do if I need technical assistance during the Annual Meeting?

If you encounter any difficulties accessing the Annual Meeting during either the check-in process or the meeting, please call the technical support number that will be posted on the Annual Meeting log-in page.

What are the Voting and Proxy Procedures for the Annual Meeting?

Each share of the Company’s outstanding common stock on the Record Date will be entitled to one vote at the Annual Meeting. If you receive a Notice and Access Card by mail, you will not receive a printed copy of the Proxy Statement or our 2024 annual report to shareholders, unless you request the materials by following the instructions included in the Notice and Access Card.

If your shares are registered in your name, you may vote your shares via the Internet (at www.ProxyVote.com), by telephone (1-800-690-6903) or, if you receive printed copies of the proxy materials, by completing, signing, dating and returning your Proxy Card by U.S. mail in the postage-paid envelope provided. Simply follow the instructions on the Notice and Access Card or Proxy Card you receive to vote prior to the applicable deadline before the Annual Meeting that is shown on the Notice and Access Card or Proxy Card. If your shares are registered in your name, you also may vote online during the virtual Annual Meeting by accessing and following the voting instructions at www.virtualshareholdermeeting.com/ONB2025.

If your shares are held in “street name” through a broker, bank, trustee or other nominee, please follow the instructions provided by your broker, bank, trustee or other nominee on the voting instruction form or Notice and Access Card in order to vote your shares via the Internet, or by signing, dating and returning the voting instruction form provided by your broker, bank, trustee or other nominee. We refer

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	11

GENERAL INFORMATION ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

to brokers, banks, trustees and other nominees that hold shares on behalf of others in this Proxy Statement collectively as “brokers.” In this circumstance, you are a shareholder whose shares are held in “street name” and your broker is considered the shareholder of record.

Shares of the Company’s common stock for which instructions are received will be voted in accordance with the shareholder’s instructions. If you use your Proxy Card, the Internet or telephonic voting, but do not specify how you desire to vote your shares, the designated proxies will vote your shares in accordance with the recommendations of our Board of Directors on Items 1-3 and in the judgment of the designated proxies as to any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

What are the Quorum Requirements for the Annual Meeting?

Holders of a majority of the outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting must be present, either in attendance virtually or represented by proxy, to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Once a share is represented for any purpose at the Annual Meeting, it is deemed present for quorum purposes for the remainder of the Annual Meeting and for any adjournment unless a new record date is set for that adjourned meeting.

Can I change my vote after I return the Proxy Card or after voting on the internet or telephonically?

If you are a shareholder whose shares are registered in your name, you may revoke your previously submitted proxy and change your vote through one of the following methods:

●	Voting electronically via the Internet (at www.ProxyVote.com) or by telephone (1-800-690-6903), after the date of your earlier-submitted proxy and before the applicable voting deadline shown on your Proxy Card or Notice and Access Card
●	Voting electronically during the Annual Meeting through the virtual meeting site at www.virtualshareholdermeeting.com/ONB2025 prior to the taking of the vote at the Annual Meeting, by following the online instructions for such voting. Your virtual attendance at the Annual Meeting will not automatically revoke your earlier proxy unless you properly vote at the Annual Meeting
●	Completing, signing, dating and returning a later-dated Proxy Card to the Company’s Corporate Secretary at Old National Bancorp, P.O. Box 718, Evansville, Indiana 47705-0718 provided that the later-dated Proxy Card is received by the Company before the applicable voting deadline shown on the Proxy Card
●	Sending written notice of revocation to the Company’s Corporate Secretary at Old National Bancorp, P.O. Box 718, Evansville, Indiana 47705-0718 provided that the notice is received by the Company prior to the applicable voting deadline shown on your Proxy Card or Notice and Access Card

No later-dated Proxy Card or notice of revocation will be effective unless received by the Company’s Corporate Secretary prior to the applicable voting deadline before the Annual Meeting. Shareholders of record as of the Record Date may obtain an additional Proxy Card by contacting the Company’s Corporate Secretary at the above address.

If you hold your shares in “street name” through a broker, you may revoke your Proxy Card by following the instructions provided by your broker that holds shares on your behalf.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

How many votes are needed to have each of the proposals pass?

Election of Directors. Directors are elected by a plurality of the votes cast by shareholders entitled to vote in the election of directors, which means that nominees who receive the greatest number of votes will be elected, even if such amount is less than a majority of the votes cast at the Annual Meeting. Shareholders are not able to cumulate their votes in the election of directors. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Our Board of Directors has adopted a corporate governance policy regarding director elections that is contained in our Corporate Governance Guidelines (available on our website). The policy provides that in an uncontested election, any nominee for director who receives a greater number of votes “withheld” for his or her election than votes “for” such election will tender his or her resignation as a director promptly following the certification of the shareholder vote. The Nominating and Corporate Governance Committee, without participation by any director so tendering his or her resignation, will consider the resignation offer and recommend to the Board whether to accept it. The Board, without participation by any director so tendering his or her resignation, will act on the Nominating and Corporate Governance Committee’s recommendation no later than 90 days following the date of the Annual Meeting at which the election occurred. If the Board decides to accept the director’s resignation, the Nominating and Corporate Governance Committee will recommend to the Board whether the Board should fill the resulting vacancy or reduce the size of the Board. We will promptly disclose the Board’s decision and the reasons for the decision in a press release that will also be filed with the SEC on a Current Report on Form 8-K.

Approval of a Non-Binding Advisory Proposal on Executive Compensation. The advisory proposal on executive compensation will be approved if a greater number of votes are cast “for” the proposal than “against” the proposal. Because the vote is advisory, it will not be binding on the Board. Our Compensation Committee and our Board will take the vote results on this proposal into consideration when making future decisions regarding executive compensation.

Ratification of the Appointment of the Independent Registered Public Accounting Firm. The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025 will be approved if a greater number of votes are cast “for” the proposal than “against” the proposal.

The foregoing vote outcomes assume that a quorum is present at the Annual Meeting.

How are abstentions and broker non-votes treated?

An abstention occurs when a shareholder is in attendance at the Annual Meeting and either affirmatively abstains or has returned a Proxy Card with an “abstain” instruction. Abstentions will have no effect on any proposals to be voted on at the Annual Meeting.

A “broker non-vote” occurs when, with respect to shares held in “street name,” a broker is not permitted to vote on a non-routine matter without instructions from the beneficial owner of the shares and the beneficial owner fails to provide the broker with such instructions. If your shares are held in “street name,” you must instruct your broker on how to vote your shares by following the instructions provided by your broker. If you do not give your broker voting instructions, your broker will have discretion to vote your shares only for routine matters.

It is expected that the proposal to ratify the appointment of the independent registered public accounting firm will be the only routine matter to be voted on at the Annual Meeting. For the election of directors and the proposal relating to executive compensation to be voted on at the Annual Meeting,

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

the votes associated with shares held in “street name” for which you do not give your broker voting instructions will be considered “broker non-votes,” which means your broker will not have discretion to vote your shares on those matters. Broker non-votes will not affect the outcome of the election of directors or the advisory vote on executive compensation. The proposal to ratify the appointment of our auditors is considered a routine matter and, therefore, broker non-votes are not expected to exist on this proposal.

What is “householding”?

We have adopted a procedure called “householding.” Under this procedure, a single copy of this Proxy Statement and our 2024 annual report to shareholders will be sent to any household at which two or more shareholders reside if they appear to be members of the same family, unless we have received other instructions from one of the shareholders at that address that they wish to receive individual copies. This procedure reduces our printing and mailing costs.

Shareholders who participate in householding will continue to receive separate Proxy Cards or separate Notice and Access Cards.

If your household received a single Proxy Statement and annual report to shareholders this year, but you would prefer to receive your own copy, please contact the Broadridge Householding Department, by calling their toll-free number, 1-866-540-7095 or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days after receipt of your instructions, at which time you will then be sent separate copies of the proxy materials.

Shareholders sharing an address who are receiving multiple copies of the Proxy Statement, Proxy Card and annual report to shareholders may request a single copy by contacting the Company’s Stock Transfer Agent, Continental Stock Transfer & Trust Company, at 1-800-677-1749, by writing Continental at 1 State Street, New York, New York 10004-1561, or via email to cstmail@continentalstock.com. Shareholders must provide the account numbers associated with the shared address.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your broker to request information about their householding procedures.

How are shares held in Company benefit plans treated?

Participants in our 401(k) Plan, First Midwest Bancorp, Inc. Nonqualified Retirement Plan, First Midwest Bancorp, Inc. Nonqualified Deferred Compensation Plan for Nonemployee Directors and First Midwest Bancorp, Inc. Stock Option Gain Deferral Plan will receive correspondence from Broadridge describing how to access the proxy materials for the Annual Meeting and vote your shares.

The trustees under these plans will vote the shares held for the account of each participant in accordance with the instructions received from the participant. If the trustees do not receive voting instructions by the specified deadline, the trustees will vote the shares proportionally in the same manner as those shares for which instructions were received. Because the participants are the beneficial owners and not the record owners of the related shares, the participants may not vote these shares directly at the Annual Meeting – only the trustees may do so. Individual voting instructions to the plan trustees will be kept confidential and will not be disclosed to any directors, officers or employees of the Company.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

How do I designate my proxy to vote at the Annual Meeting?

A Proxy is your direction to another person to vote your shares. By completing, dating, signing and returning your Proxy Card, or by voting via the Internet or by telephone, you are directing the proxies named in the Proxy Card to vote in accordance with your instructions. To be valid, your vote by Internet, telephone or mail must be received by the deadline specified on the Proxy Card. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your Proxy Card in advance of the virtual meeting. If you wish to give your Proxy to someone other than the proxies identified on the Proxy Card, you may do so by crossing out all the names of the named proxies appearing on the Proxy Card and inserting the name of another person, and this signed card must be sent by mail to the Company’s Corporate Secretary and received in advance of the Annual Meeting.

Who will pay for the costs involved in the solicitation of proxies?

The Company will pay all costs of the solicitation of proxies for our Annual Meeting, as well as all costs of preparing, assembling, printing and distributing the proxy materials for the meeting. In addition to solicitations by mail, directors and officers of the Company and its subsidiaries may solicit proxies personally, by telephone, fax, electronic mail or internet or in person. Our directors and officers will receive no additional compensation for the solicitation of proxies. The Company may retain the services of a proxy solicitation firm to assist with the solicitation of proxies. The Company will pay all of the fees and any other costs and expenses incurred in connection with retaining any such firm, which expenses are expected to be nominal.

We have requested that brokers, banks, trustees or other nominees forward proxy-soliciting materials for the Annual Meeting to the beneficial owners of our common stock.

Other matters related to the Annual Meeting

Only matters brought before the Annual Meeting in accordance with the Company’s Amended and Restated By-Laws will be considered. Other than the matters described in the Notice of Annual Meeting accompanying this Proxy Statement, the Company does not know of any other matters that will be presented at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment, the designated proxies will vote in accordance with their judgment.

Should any nominee for director become unable or unwilling to accept nomination or election, the designated proxies intend to vote for the election of another person if recommended by the Nominating and Corporate Governance Committee and nominated by the Board. The Company has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

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CORPORATE GOVERNANCE AT OLD NATIONAL

Our Board of Directors is committed to maintaining strong coRporate governance practices.

For additional information about our corporate governance practices, you may view the following documents on our website at www.oldnational.com under the Investor Relations/ Governance link. These documents also are available to any interested party who requests them by writing to: Corporate Secretary, Old National Bancorp, P.O. Box 718, Evansville, Indiana 47705-0718.

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Corporate Governance Guidelines
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Code of Business Conduct and Ethics (applicable to all directors, officers and team members)
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Code of Ethics for CEO and Senior Financial Officers
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Audit Committee Charter
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Enterprise Risk Committee Charter
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Executive Committee Charter
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Nominating and Corporate Governance Committee Charter
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Talent Development and Compensation Committee Charter
Corporate Governance Guidelines and Committee Charters

Our Corporate Governance Guidelines and committee charters describe various aspects of our corporate governance practices. The Corporate Governance Guidelines and charters are intended to ensure that our Board of Directors has certain practices in place relating to oversight of management and various components of our business and to ensure Board decision making is independent of management.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics, which applies to all of our directors, officers and team members, as well as a Code of Ethics for CEO and Senior Financial Officers, which applies to our CEO and senior financial officers. Our Code of Business Conduct and Ethics meets the requirements of a “code of ethics” as defined by applicable SEC rules and also meets the requirements of a “code of conduct” under the applicable Nasdaq rules. Annually, all directors, officers and team members are required to certify that they have reviewed and are in compliance with this code. Waivers of the Code of Business Conduct and Ethics for executive officers and directors must be approved by our Board of Directors. Similarly, our CEO and senior financial officers must certify annually that they have reviewed and are in compliance with the Code of Ethics for CEO and Senior Financial Officers. Waivers of the Code of Ethics for CEO and Senior Financial Officers must be submitted to and approved by our Board of Directors.

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CORPORATE GOVERNANCE AT OLD NATIONAL

Director Independence

Following a recommendation from our Nominating and Corporate Governance Committee, our Board of Directors determines annually the independence of all non-employee directors in accordance with the independence requirements of our Corporate Governance Guidelines as well as applicable Nasdaq listing requirements and SEC rules. Accordingly, each year, the Board affirmatively determines whether each non-employee director has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of the Company.

In connection with this determination, each non-employee director is required to complete an annual questionnaire that provides information about any relationship that might affect a determination of independence. Management then provides the Nominating and Corporate Governance Committee and the Board of Directors with relevant information about any relationship bearing on the independence of a director or nominee that is outside the categories permitted under the applicable Nasdaq listing requirements and SEC rules.

Based on this process, the Board affirmatively determined that each of the directors nominated for election at the Annual Meeting is independent of the Company, with the exception of Mr. Ryan, our Chairman and CEO, who is an employee of the Company. In addition, the Board of Directors determined that:

●	Each member of the Audit Committee is financially literate and has accounting or related financial management expertise (as such qualifications are defined under applicable Nasdaq rules).
●	Thomas L. Brown and Stephen C. Van Arsdell are “audit committee financial experts” within the meaning of the rules and regulations of the SEC.
●	Each member of the Compensation Committee is a “non-employee director” within the meaning of Securities Exchange Act Rule 16b-3.

Board Leadership Structure

Our Board of Directors is elected by our shareholders and selects our Executive Leadership Team, which is the executive management team charged with the conduct of the Company’s business. Having selected the Executive Leadership Team, the Board acts as an advisor to management and ultimately monitors its performance. The Board has responsibility for general oversight of the business and affairs of the Company and, in exercising this responsibility, receives information from management about the Company’s business, performance and risks. This involvement enables the Board to provide guidance to management in formulating and developing business plans and to exercise its decision-making authority on appropriate matters of importance to the Company. The Board of Directors approves the Company’s strategic plan and its annual budget. Acting as a full Board and through the Board’s five standing committees, the Board of Directors regularly reviews the Company’s progress against its strategic plan and annual budget, as well as areas of strategic importance to, and risks of, the Company.

Lead Independent Director

The Company’s Corporate Governance Guidelines require that the Company has a Lead Independent Director when the Chairman and CEO positions are held by the same person or if both positions are held by insiders. Mr. Ryan is our Chairman and CEO, and our Lead Independent Director is Daniel S. Hermann. The Lead Independent Director’s duties and responsibilities are set forth in our Corporate Governance Guidelines and include, among other responsibilities, presiding at all meetings of the Board

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CORPORATE GOVERNANCE AT OLD NATIONAL

at which the Chairman of the Board is not present; leading sessions (no less frequently than quarterly) of the independent directors of the Board; consulting and meeting with any or all independent directors as needed; advising on the scope, quality, quantity and timeliness of information sent to the Board; leading the Board’s annual self-assessment process; mentoring and counseling new members of the Board to assist them in becoming active and effective directors; leading the Board in the annual evaluation of the CEO’s performance; serving as interim Chairman of the Board in the event of the death, incapacitation or any other reason that the current Chairman is not serving as the Chairman of the Board; and performing such other duties and responsibilities as may be delegated to the Lead Independent Director by the Board from time to time.

Board and Committee Meetings

During 2024, the Board held five meetings. Each director attended 75% or more of the meetings of the Board and the meetings of the committees on which he or she served in 2024. Thirteen of our fifteen directors had 100% attendance records in 2024. Of the remaining two directors, one had an attendance record of 94% and the remaining director had an attendance record of 89% at the Board meetings and committee meetings on which they served in 2024.

The Board and its committees (other than the Executive Committee, which meets on an as-needed basis) hold executive sessions and independent directors’ sessions a minimum of four times each year in connection with their quarterly meetings, and at other times as needed.

The Company has not established a formal policy regarding director attendance at its Annual Meeting, but it encourages all directors to attend our Annual Meeting. All of our directors attended our Annual Meeting in 2024.

Committees of our Board

The Board currently has the following five standing committees: Audit Committee, Enterprise Risk Committee, Executive Committee, Nominating and Corporate Governance Committee and Talent Development and Compensation Committee. In 2024, the Board had six standing committees, including the five committees referenced above and a Corporate Responsibility Committee. In February 2025, the Board determined to allocate the duties and responsibilities of the Corporate Responsibility Committee among three of the five other committees of the Board. This decision was made not for the purpose of de-emphasizing the role of the former Corporate Responsibility Committee of the Board or the Company’s commitment to the communities we serve and our team members but rather to use our director resources and allocate the duties and responsibilities of the Board’s committees more efficiently. The Board also determined that there was overlap in the duties and responsibilities of the Corporate Responsibility Committee with those of certain of the other Board committees. In addition, the Company will continue to maintain its Executive Corporate Responsibility Committee, which is a senior management committee, to oversee our corporate priorities relating to community impact and team member engagement.

The committee charters are reviewed annually by our Board of Directors and include information regarding each committee’s composition, purpose, duties and responsibilities. The charters are available on our website at www.oldnational.com under the Investor Relations/Governance link. The number of meetings held in 2024, the current chair and membership and the key responsibilities for each committee are set forth below.

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Audit Committee

Committee Members	Key Responsibilities	# of Meetings in 2024
Stephen C. Van Arsdell (Chair) Thomas L. Brown (Vice Chair) Barbara A. Boigegrain Kathryn J. Hayley Peter J. Henseler Michael J. Small Katherine E. White
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Oversees the integrity of the Company’s financial statements and its financial reporting process
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Appoints and reviews the independence, qualifications and performance of the Company’s independent registered public accounting firm
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Oversees the scope and results of the independent registered public accounting firm’s audits and other services, if any
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Oversees the Company’s system of internal controls over financial reporting
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Oversees the Company’s internal audit function
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Reviews the Company’s actions in response to matters raised by the independent registered public accounting firm or internal auditors
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Reviews the Company’s compliance with legal and regulatory requirements in relation to financial reporting
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Is responsible for the preparation of a report as required by the SEC to be included in this Proxy Statement
8

Enterprise Risk Committee

Committee Members	Key Responsibilities	# of Meetings in 2024
Thomas L. Brown (Chair) Thomas E. Salmon (Vice Chair) Peter J. Henseler Ryan C. Kitchell Ellen A. Rudnick Michael J. Small Derrick J. Stewart Katherine E. White
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Monitors the Company’s key enterprise risk categories: credit; information security and technology; liquidity; market; operational; regulatory, legal and compliance; reputation; strategic; and talent management
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Discusses with management the results of regulatory examinations
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Oversees management with respect to the Company’s enterprise risk management framework, policies, procedures and risk appetite
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Reviews reports from management relating to the Company’s credit controls and loan review processes
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Discusses with management the Company’s allowance for credit losses and loan review activities
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Reviews reports from management relating to the Company’s liquidity position
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Monitors the Company’s information technology and information security/cyber risk
4

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Executive Committee

Committee Members	Key Responsibilities	# of Meetings in 2024
James C. Ryan, III (Chair) Daniel S. Hermann (Vice Chair) Thomas L. Brown Kathryn J. Hayley Ellen A. Rudnick Thomas E. Salmon Rebecca S. Skillman Stephen C. Van Arsdell	– Reviews strategic direction of the Company with management – Discusses corporate development and other acquisition opportunities with management – Discusses the Company’s capital plan with management – Such other responsibilities as the Board of Directors may determine	5

Nominating and Corporate Governance Committee

Committee Members	Key Responsibilities	# of Meetings in 2024
Daniel S. Hermann (Chair) Ryan C. Kitchell (Vice Chair) Barbara A. Boigegrain Austin M. Ramirez Ellen A. Rudnick Rebecca S. Skillman Derrick J. Stewart Stephen C. Van Arsdell Katherine E. White
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Annually recommends to the Board the slate of director nominees to stand for election at our annual meeting of shareholders and assesses the independence of directors
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Reviews with the Board, on an annual basis, the size, qualifications, skills and characteristics of Board members as well as the composition of the Board as a whole
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Recruits, as needed, new directors for the Board
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Oversees the annual self-assessment of the Board and each of its committees
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Oversees the annual performance evaluation of, and succession planning for, the CEO
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Reviews and approves the Corporate Governance Guidelines, Insider Trading Policy and Related Party Transaction Policy
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Reviews and approves the Company’s stock ownership guidelines
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Reviews and approves any changes to our Articles of Incorporation or By-Laws
4

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Talent Development and Compensation Committee

Committee Members	Key Responsibilities	# of Meetings in 2024
Kathryn J. Hayley (Chair) Peter J. Henseler (Vice Chair) Barbara A. Boigegrain Daniel S. Hermann Ryan C. Kitchell Austin M. Ramirez Thomas E. Salmon Rebecca S. Skillman
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Annually reviews, approves and recommends to the Board for its approval the compensation of the CEO and other executive officers who report directly to the CEO
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Establishes performance metrics and goals under the Company’s short-term and long-term incentive compensation programs applicable to executive officers of the Company and certifies performance under these plans
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Evaluates the Company’s employee compensation and benefit programs as well as the competitiveness of those programs
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Oversees succession planning of our executive officers (other than the CEO)
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Advises the Board regarding the talent development and succession management of key executives of the Company
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Approves the peer group of the Company used for comparative purposes for the directors and executive officers of the Company and for certain corporate performance
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Establishes the terms of the Employee Stock Purchase Plan
5

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Board’s Role in Risk Oversight

Overview

Risk is inherent in every business and particularly for regulated financial institutions. We have organized our risk profile and enterprise risk management framework into the following risk categories: credit; information security and technology; liquidity; market; operational; regulatory, legal and compliance; reputation; strategic; and talent management. We do not view risk in isolation but rather consider risk as part of our ongoing consideration of business strategy and decisions. We also are mindful that risk oversight is not about eliminating all risks, but rather identifying, quantifying, accepting, managing and monitoring risks at appropriate levels to achieve customer needs and business objectives in a prudent manner, and without encouraging management to take unnecessary risks.

The entire Board is involved in overseeing risk associated with the Company. The charters of our Board committees assign oversight responsibility for particular areas of risk. The Board and its committees monitor risks associated with their respective principal areas of focus through regular meetings with management and, when appropriate, outside advisors.

Our Chief Risk Officer reports each quarter to the Enterprise Risk Committee of the Board on the Company’s enterprise risk management profile and each of the Company’s risk categories. Other senior officers also report at least quarterly to the Enterprise Risk Committee on certain of these risk categories. The chair of the Enterprise Risk Committee summarizes these reports at the Board’s quarterly meetings.

The following is a summary of oversight responsibility for particular material areas of risk:

AUDIT COMMITTEE	ENTERPRISE RISK COMMITTEE	EXECUTIVE COMMMITTEE
Risks that raise material issues associated with accounting, financial reporting, tax and internal control over financial reporting.	Credit; information security and technology; liquidity; market; operational; regulatory, legal and compliance; reputation; strategic; and talent management risks at the Company.	Risks associated with the Company’s strategy, operating performance and acquisition opportunities.

HIDDEN_ROW
TALENT DEVELOPMENT AND COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Risks associated with the Company’s compensation programs and arrangements, including cash and equity incentive plans, talent development and succession planning.	Risks associated with corporate governance generally, CEO succession planning and board and committee composition.

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Information Security and Cyber Risk

Our Board of Directors, both directly and through the Enterprise Risk Committee, provides oversight of management’s actions to mitigate cybersecurity risk at the Company. The Enterprise Risk Committee receives a report at each regular quarterly meeting from the Company’s Chief Information Security Officer, and the Board is updated regularly, on cybersecurity risks generally and the Company’s cybersecurity programs and strategies to address, monitor and mitigate these risks, including reports on the outcomes of management’s periodic cybersecurity tabletop exercises. In addition, the Board receives periodic reports from external subject matter experts on cybersecurity risks.

Board and Committee Self-Assessments

The Board of Directors and each of the Board committees conduct an annual self-assessment, which includes both a qualitative and quantitative assessment by each director. The Nominating and Corporate Governance Committee oversees these assessments. As part of this process, each director completes an annual self-assessment of the Board and the committees on which he or she serves. Each director also has the opportunity to have an individual meeting with our Lead Independent Director relating to Board or committee performance. The results of the Board self-assessments are reported to the full Board of Directors, and the results of the committee self-assessments are reported to the respective committees as well as the Board of Directors.

Director Education

Our Board believes that director education is an ongoing process that is essential for our directors in fulfilling their roles and providing effective oversight as members of our Board. The Chair of our Nominating and Corporate Governance Committee and our Chairman and Chief Executive Officer oversee director education at the Company, with input from all directors.

Director education occurs for the full Board and for each of the Board’s committees. Our education program involves regular presentations and updates by management, outside advisors and industry experts on a variety of topics relating to our Company, the financial services industry, peer and market practices, regulatory matters, executive compensation, cybersecurity and other relevant topics. Our director education also includes attendance at national or local conferences and roundtables, access to director and governance related portals maintained by outside advisors or industry experts and subscriptions to pertinent periodicals and other materials.

Succession Planning and Talent Development

CEO and Senior Management Succession Planning

Our Nominating and Corporate Governance Committee is responsible for overseeing CEO succession planning and leadership development opportunities for potential CEO candidates. The Board plans for succession of the CEO as a result of either planned or unplanned events. As part of this process, the independent directors review the Nominating and Corporate Governance Committee’s recommended CEO candidates under a range of scenarios. The criteria used in assessing the qualifications of potential CEO successors include leadership, management, financial acumen, professional experience and other dimensions. We believe a successful CEO candidate also must possess the ability to lead the Company in a positive manner with wisdom and enthusiasm as well as champion the Company’s culture and values.

Our Compensation Committee oversees succession planning and leadership development for executive management (other than the CEO).

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Attract, Retain and Engage Talent – Develop Leaders and Organizational Succession Planning

Our people priorities are focused on attracting, retaining and engaging talent at all levels within Old National and developing strong leaders. This also includes attracting strategic hires in priority markets and continuing to increase team member engagement through our strong culture. An important investment of time, talent and energy of our senior leadership team is to articulate our Mission, Vision and Values, and cascade our corporate culture throughout our Company.

In 2022, we launched a comprehensive program to develop our leaders and bring culture shaping and leadership experiences to all people leaders. We began the program with our executive leadership team and their direct reports, and then expanded the program’s reach to other leaders withinin our organization. This culture shaping work provided a foundation to build upon, including a defined list of common beliefs, a common vocabulary with respect to culture, an articulation of the “ONB way” and a shared set of leadership relationship-building experiences.

Our senior level leaders also participate in a customized 18-month program developed to enable them to be culture carriers for the organization, further educate them on our strategies and key business initiatives and continue to develop their leadership skills and emotional intelligence. This program helps prepare our top leaders for future opportunities and serves as a foundation for our talent reviews and succession planning below the CEO level.

Succession planning at our Company begins with an in-depth review of all members of our executive leadership team, including discussion around career goals, aspirations and time horizons, strengths and accomplishments and areas for continued development. Executive leadership team members then assess their senior leaders for potential and readiness to take on new or expanded roles and responsibilities. This results in the creation of personalized executive development plans for each leader as well as a documented succession plan for each leadership role that is presented to the Compensation Committee of our Board annually.

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CORPORATE GOVERNANCE AT OLD NATIONAL

Board Succession Planning

The Nominating and Corporate Governance Committee is responsible for regularly reviewing Board and Board committee composition and succession planning. The Nominating and Corporate Governance Committee reviews each director’s continuation on the Board on a regular basis and annually considers upcoming retirements, director tenure and ages and the overall mix of director qualifications and experience. The Board also annually reviews the requisite skills and characteristics of our directors, as well as the composition of the Board as a whole. Under our Corporate Governance Guidelines, a director of the Company will no longer qualify to serve as a director effective as of the end of the term during which the director becomes 75 years of age.

Related Party Transactions

Certain directors and executive officers of the Company currently are, as in the past, customers of one or more of the Company’s subsidiaries and have had, and expect in the future to have, similar transactions (including loans) with these subsidiaries. In addition, some of the directors and executive officers of the Company may currently, as in the past, serve as directors, officers or principal shareholders of corporations that are customers of the Company’s subsidiaries, and that have had, and expect to have, transactions with these subsidiaries. All such transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

Related party transactions are evaluated on a case-by-case basis in accordance with applicable laws and regulations as well as provisions of our By-Laws, Code of Business Conduct and Ethics and Related Party Transaction Policy. In 2024, we did not engage in any related person transaction(s) requiring disclosure under Item 404 of SEC Regulation S-K.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during the fiscal year ended December 31, 2024, or as of the date of this Proxy Statement, is or has been an officer or employee of the Company, and no executive officer of the Company served on the compensation committee or board of any company that employed any member of the Company’s Compensation Committee or Board. None of the members of the Compensation Committee had a relationship that would require disclosure under the “Certain Relationships and Related Transactions” heading of any of our filings with the SEC during the past three fiscal years.

Communications from Shareholders to Directors

The Board believes it is important that a direct and open line of communication exist between the Board and the Company’s shareholders and other interested parties. As such, the Board has adopted procedures for communications to directors.

Any shareholder or other interested party who desires to contact Old National’s Chairman of the Board, Lead Independent Director or the other members of the Board may do so by writing to: Board of Directors, c/o Corporate Secretary, Old National Bancorp, P.O. Box 718, Evansville, Indiana 47705-0718. Communications received are distributed to the Chairman of the Board, the Lead Independent Director or other members of the Board, as appropriate, depending on the facts and circumstances outlined in the communication received.

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	25

CORPORATE GOVERNANCE AT OLD NATIONAL

Policy Regarding Consideration of Director Candidates Recommended by Shareholders

The Company’s nomination procedures for directors are governed by our By-Laws. Each year, the Nominating and Corporate Governance Committee makes a recommendation to the Board of Directors regarding a slate of nominees for election as directors at our annual meeting of shareholders. The Nominating and Corporate Governance Committee will review suggestions from shareholders regarding nominees for election as directors. All such suggestions from shareholders must be submitted in writing to the Nominating and Corporate Governance Committee, c/o Corporate Secretary at the Company’s principal executive office not less than 120 days in advance of the date of the annual or special meeting of shareholders at which directors are to be elected. All written suggestions of shareholders must set forth:

●	the name and address of the shareholder making the suggestion;
●	the number and class of shares of our common stock owned by such shareholder;
●	the name, address and age of the suggested nominee for election as director;
●	the nominee’s principal occupation during the five years preceding the date of suggestion;
●	the qualifications and experience of the suggested nominee;
●	all other information concerning the suggested nominee as would be required to be included in our proxy statement used to solicit proxies for the election of directors; and
●	such other information as the Nominating and Corporate Governance Committee may reasonably request.

A consent of the suggested nominee to serve as a director of the Company, if elected, also must be included with the written suggestion.

Shareholder Outreach and Engagement

We value the views of our shareholders and welcome their input and feedback. Therefore, we have developed an ongoing and robust outreach and engagement process that allows us to maintain regular contact with our shareholders. Members of our executive leadership team and, if requested, an independent director meet with our largest shareholders throughout the year. Through these meetings, we seek to have discussions and to develop and strengthen relationships with our shareholders.

In 2024, we reached out to shareholders who own, in the aggregate, approximately 60% of our outstanding shares of common stock. Shareholders owning almost 20% of our outstanding shares accepted our invitation to meet. Most of these meetings were with the corporate governance and stewardship teams at our largest institutional shareholders. Among the topics discussed at these meetings were corporate strategy, our mission, vision and values, executive compensation, talent development, succession planning, corporate governance, board matters, financial performance and other publicly-available information about the Company.

The conversations at these meetings are summarized for our Nominating and Corporate Governance Committee. Our shareholder engagement process includes:

●	Scheduled meetings with the corporate governance and stewardship teams at our largest institutional shareholders
●	Meetings with current or proposed institutional shareholders at investor conferences
●	Meetings with non-institutional shareholders

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CORPORATE GOVERNANCE AT OLD NATIONAL

●	Our annual meeting of shareholders with members of our executive management team and Board of Directors in attendance
●	Disclosures in the proxy statements for our annual meetings of shareholders and in our annual reports to shareholders
●	Our annual community action report
●	Our quarterly earnings calls
●	Press releases and materials we file with the SEC
●	Information on our website

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	27

ITEM 1 – ELECTION OF DIRECTORS

The Board unanimously recommends that you vote “FOR” the election of the 15 nominees named below as directors of the Company.

The first item to be acted upon at the Annual Meeting is the election of 15 directors to our Board of Directors. The number of directors is set forth in our By-Laws. Each director is elected for a one-year term.

Based on a recommendation from our Nominating and Corporate Governance Committee, our Board of Directors has unanimously nominated the following individuals to stand for election at this year’s Annual Meeting, all of whom are currently serving as directors of the Company:

Barbara A. Boigegrain Thomas L. Brown Kathryn J. Hayley Peter J. Henseler	Daniel S. Hermann Ryan C. Kitchell Austin M. Ramirez Ellen A. Rudnick	James C. Ryan, III Thomas E. Salmon Rebecca S. Skillman Michael J. Small	Derrick J. Stewart Stephen C. Van Arsdell Katherine E. White

Board Composition and Experience

The Nominating and Corporate Governance Committee is responsible, among other items, for recruiting and making recommendations to our Board of Directors of individuals for election to our Board and for reviewing the composition, qualifications and independence of our directors each year. The Nominating and Corporate Governance Committee believes that having directors with a broad range of skills, backgrounds, professional experiences, perspectives and personal characteristics leads to a stronger board and better outcomes for our shareholders, team members, clients and communities.

Our 15 directors have significant and varied operational, financial, risk, technology/cybersecurity, corporate governance, compensation, talent management, merger and acquisition, executive leadership and other qualifications, experience and attributes. Below are certain highlights of our Board of Directors.

93% Independent All directors are independent other than our CEO	5.5 years Average Independent Director Tenure*	63 years Average Independent Director Age

80% Other public company experience	20% Racial/Ethnic Composition	33% Female Composition

*Excludes tenure of directors formerly on the board of First Midwest.

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ITEM 1 – ELECTION OF DIRECTORS

Each of our 15 directors possesses attributes that contribute to a range of skills, experience, perspectives and leadership qualities on our Board of Directors. The chart below highlights certain of the skills, experience, perspectives and personal characteristics that our directors possess that are important to the Company:

BANKING AND FINANCIAL INDUSTRY	COMPENSATION AND BENEFITS
Knowledge and experience in the banking and financial services industry are important to understanding our business model and strategic plan	Understanding executive compensation, employee benefits and talent development is important to evaluating our executive compensation programs and assuring that we continue to have top talent
CORPORATE GOVERNANCE	MERGERS AND ACQUISITIONS
Knowledge of corporate governance matters, policies and best practices assists the Board in considering, adopting and monitoring appropriate corporate governance practices	Knowledge and experience in mergers, acquisitions and other strategic partnership opportunities are important to evaluating growth opportunities
FINANCE AND ACCOUNTING	RISK MANAGEMENT
Knowledge and experience in accounting or financial reporting are important to effectively oversee the Company’s financial position and condition and the accurate reporting of corporate results	Experience in assessing and managing business and financial risk factors is important to effectively oversee risk management and understand risks facing the Company

INFORMATION TECHOLOGY & SECURITY	BOARD COMPOSITION
Experience with or oversight of technology, information security or cybersecurity is important in overseeing the security of the Company’s operations and systems

Broad range of skills, backgrounds, professional experiences, perspectives and personal characteristics leads to a stronger board and better outcomes for our shareholders, team members, clients and communities

EXECUTIVE MANAGEMENT	COMMITMENT TO COMMUNITY/TEAM MEMBERS
Knowledge of and experience in executive management positions assist the Board in overseeing our business activities and evaluating and overseeing our strategic plan	Understanding that we are only as strong as the communities we serve and that our team members are the differentiators that allow us to execute our corporate strategy
Represents each director who possesses the skill or attribute

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	29

ITEM 1 – ELECTION OF DIRECTORS

Nomination Process

The Nominating and Corporate Governance Committee seeks director candidates from varied professional backgrounds who possess a broad spectrum of experience and expertise. Directors should have an active interest in the business of the Company, possess a willingness to represent the best interests of all shareholders, be able to objectively evaluate management’s and the Company’s performance, possess the highest personal and professional ethics, integrity and values and be able to understand and advise management on the Company’s strategy and business as well as the issues that face the Company and the Board. In addition, directors should not have any interest that would materially impair their ability to exercise independent judgment or discharge their fiduciary duties to the Company and its shareholders.

When considering its recommendation to the Board of Directors each year of a slate of directors to be nominated for election at our annual meeting of shareholders, the Nominating and Corporate Governance Committee considers the director dimensions discussed above as well as the results of the Board’s annual self-assessment process.

Director overboarding

Our Board of Directors recognizes that directors need sufficient time to serve as effective members of the Board, to attend Board and committee meetings, to fulfill their director responsibilities and to properly represent the interests of our shareholders. Our Board also recognizes that service on boards of other companies provides valuable insights into board, governance and other corporate processes.

While we do not specify an express limit on the number of other public company boards on which our directors may serve, our Corporate Governance Guidelines require that a director must provide advance notice to the Chair of our Nominating and Corporate Governance Committee and our Chairman and Chief Executive Officer before accepting a position on another board of directors (whether at a public or private company). This allows the Chair of our Nominating and Corporate Governance Committee and our Chairman and Chief Executive Officer an opportunity to consider whether a director’s proposed acceptance of a position on another board of directors will impact the director’s ability to serve as a director of our Company. Our Nominating and Corporate Governance Committee considers a number of factors, including the number of other boards on which each director serves, when making its annual recommendation to our Board of Directors of a slate of director nominees for election at our annual meeting of shareholders. None of our directors serves on more than one other public company board of directors.

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ITEM 1 – ELECTION OF DIRECTORS

information about our directors

BARBARA A. BOIGEGRAIN

EXPERIENCE AND QUALIFICATIONS

Ms. Boigegrain served as the Chief Executive Officer and General Secretary of Wespath Benefits and Investments (formerly the General Board of Pension and Health Benefits of The United Methodist Church) from 1994 until her retirement in January 2022. Wespath is a pension, health and welfare benefit trustee and administrator and an institutional investment manager that is one of the largest faith-based pension funds in the United States, with $29 billion of assets under management. Wespath is a global leader in environmental, social and governance investing and is a founding member of the Transition Pathway Initiative, a global asset-owned initiative that assesses companies’ preparedness for the transition to a low carbon economy.

Prior to 1994, Ms. Boigegrain spent eleven years as a consultant with Towers Perrin and four years with KPMG LLP and Dart Industries as a manager and analyst.

Ms. Boigegrain currently serves on the board of the Iliff School of Theology and serves as Treasurer of the board. Previously, Ms. Boigegrain served as a member and chair of the boards of directors of Church Benefits Association and the Church Alliance. She is also a former member of the board of trustees of Emory & Henry College. Ms. Boigegrain was recognized as one of Crain’s Chicago 2020 Notable Women Executives Over 50.

As the Chief Executive Officer and General Secretary of Wespath, Ms. Boigegrain has overseen its restructuring, significantly improved its performance and services and increased its assets under management. In her experience as a benefits consultant, she established the San Diego office of Towers Perrin.

Ms. Boigegrain earned a Bachelor of Arts degree in Biology and Psychology from Trinity University in 1979.

Age: 67 Tenure: ● Director Since: 2022 Committees: ● Audit ● Nominating and Corporate Governance ● Talent Development and Compensation

REASONS FOR NOMINATION

Through her extensive employee benefits, compensation, executive and corporate governance experience, Ms. Boigegrain brings significant leadership, business development, operations and executive management skills to our Board of Directors. She also provides valuable knowledge of financial markets, strategic growth and sustainable investing.

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ITEM 1 – ELECTION OF DIRECTORS

THOMAS L. BROWN

EXPERIENCE AND QUALIFICATIONS

Mr. Brown served as the Senior Vice President and Chief Financial Officer of RLI Corp. (NYSE), a specialty insurer serving diverse niche property, casualty and surety markets from 2017 until his retirement on December 31, 2019. From 2011 to 2017, he served as RLI Corp.’s Vice President and Chief Financial Officer.

Previously, Mr. Brown was a partner at PricewaterhouseCoopers LLP, where he served from 1998 to 2008 as its Midwest Regional Financial Services Leader leading teams responsible for the banking, insurance, capital markets, investment management and real estate sectors. Mr. Brown was the National Insurance Sector Risk Management Partner from 2009 through 2010.

Mr. Brown currently serves on the board of directors of James River Group Holdings, Ltd. (Nasdaq), as well as the chair of its audit committee, and the board of Chicago Shakespeare Theater. In addition, Mr. Brown serves on the board of directors of Easter Seals DuPage & Fox Valley (Illinois), and he previously served on the board of Easter Seals Central Illinois. From 2004 through 2017, Mr. Brown served on the board of trustees of Illinois Wesleyan University.

Mr. Brown earned a Bachelor of Science degree in Accounting from Illinois Wesleyan University in 1979. He is a certified public accountant.

Age: 68 Tenure: ● Director Since: 2022 Committees: ● Audit ● Enterprise Risk ● Executive

REASONS FOR NOMINATION

With his extensive finance, accounting, risk management and financial services background, combined with the insights of the executive management team of a public company, Mr. Brown brings valuable finance, accounting, strategic planning, merger and acquisition, risk and executive management skills and experience to our Board of Directors.

KATHRYN J. HAYLEY

EXPERIENCE AND QUALIFICATIONS

Ms. Hayley has served as the Chief Executive Officer of Rosewood Advisory Services, LLC, a business advisory services firm, since 2015.

Previously, Ms. Hayley served as an Executive Vice President of UnitedHealthcare, a subsidiary of UnitedHealth Group, Inc. (NYSE), a position in which she served from 2012 to 2015, overseeing a number of strategic initiatives at this global healthcare company. From 2006 to 2012, she served as an executive of Aon plc (NYSE), including as Chief Executive Officer of Aon Consulting Worldwide and Aon Hewitt Consulting Americas. Prior to her service at Aon, Ms. Hayley was an information technology partner at Deloitte Consulting LLP and led the U.S. financial services practice. She also served on the board of directors of Deloitte & Touche LLP U.S.

Ms. Hayley currently serves on the board of directors of Concentrix Corporation (Nasdaq) and the board’s executive committee, compensation committee (chair) and nominating and governance committee. She previously served on the boards of directors for Alight Solutions, LLC (2018-2021), Interior Logic Group, Inc. (2021-2022), Tribridge Holdings, LLC (2015-2017), as well as the advisory board of E.A. Renfroe & Company, Inc. (2016-2022).

Ms. Hayley earned a Bachelor of Science degree in Applied Computer Science from Illinois State University in 1979 and a Master of Business Administration, with concentrations in Marketing and Finance, from the Kellogg School of Management at Northwestern University in 1984.

Age: 66 Tenure: ● Director Since: 2022 Committees: ● Audit ● Executive ● Talent Development and Compensation

REASONS FOR NOMINATION

Through her extensive information technology and financial services background and her broad executive management experience, as well as her compensation, employee benefits and talent management experience, including serving as the chair of the compensation committee at another public company, Ms. Hayley provides our Board with valuable technology, strategic planning, executive management, compensation and benefits experience, as well as the insights of a former senior executive of several public companies.

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ITEM 1 – ELECTION OF DIRECTORS

PETER J. HENSELER

EXPERIENCE AND QUALIFICATIONS

Mr. Henseler is the Chairman of TOMY International, a wholly owned subsidiary of TOMY Company, Ltd., a global designer and marketer of toys and infant products. He rejoined TOMY International in 2017 after serving as Vice Chairman until his retirement in 2012.

Mr. Henseler previously held the position of President of TOMY International from 2011 until 2012. He was President of RC2 Corporation (Nasdaq) from 2002 to 2011, at which time TOMY Company acquired RC2. He served as RC2’s Executive Vice President of Sales and Marketing from 1999 to 2002. Mr. Henseler also previously served as a director of RC2.

Prior to joining RC2, Mr. Henseler held marketing positions at McDonald’s Corporation and Hasbro, Inc. He previously served three terms on the board of directors of the American Toy Industry Association and served as the chairman of the Toy Industry Foundation until February 2018 and as advisor to the Toy Industry Foundation until February 2025. Mr. Henseler currently serves on the board of directors of the Robert E Dods Family Foundation.

Mr. Henseler earned a Bachelor of Science degree in Marketing from Xavier University in 1980.

Age: 66 Tenure: ● Director Since: 2022 Committees: ● Audit ● Enterprise Risk ● Talent Development and Compensation

REASONS FOR NOMINATION

Mr. Henseler brings important executive management, operating and leadership skills and insights to our Board of Directors through his experience as a president of a global public company, as well as his substantial operational, brand management and marketing experience.

DANIEL S. HERMANN

EXPERIENCE AND QUALIFICATIONS

Mr. Hermann was appointed as the Company’s Lead Independent Director in January 2025.

Mr. Hermann is the founding partner of Lechwe Holdings LLC, a family company involved in the startup of and investing in companies. He is also a founder of AmeriQual Group, LLC, where he served as CEO from 2005 to 2015. Prior to 2005, Mr. Hermann spent over 20 years at Black Beauty Coal Company. During his years at Black Beauty, he held various positions, including President and CEO. He has experience in public accounting and was a licensed Certified Public Accountant.

Mr. Hermann currently serves on the board of directors of Deaconess Health System, the premier provider of healthcare service to 26 counties in three states, including Indiana, Illinois and Kentucky. In addition, he serves as a director of the Hermann Family Foundation and Foundation for Youth. He is also a director emeritus of the Boys and Girls Club of Southern Indiana as well as past Chairman of the Evansville Catholic Foundation and past board member of Foresight Energy, LP (NYSE).

Mr. Hermann earned a Bachelor of Science degree in Accounting from Indiana State University in 1979.

Lead Independent Director Age: 67 Tenure: ● Director Since: 2020 Committees: ● Executive ● Nominating and Corporate Governance ● Talent Development and Compensation

REASONS FOR NOMINATION

With over 30 years of experience as a senior executive, Mr. Hermann brings extensive business, operations, executive management, governance, compensation, risk, merger and acquisition, finance and accounting experience to the Board, as well as public company board experience.

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	33

ITEM 1 – ELECTION OF DIRECTORS

RYAN C. KITCHELL

EXPERIENCE AND QUALIFICATIONS

Mr. Kitchell is the Chairman of the Indiana Governor’s Workforce Cabinet. Previously, Mr. Kitchell served as Executive Vice President and Chief Administrative Officer of Indiana University Health from 2016 to 2019 and as Chief Financial Officer of Indiana University Health from 2012 to 2016. He served as President of IU Health Plans from 2011 to 2012 and Treasurer of Indiana University Health from 2010 to 2011.

Prior to joining Indiana University Health, Mr. Kitchell worked for Indiana Governor Mitch Daniels, first as Public Finance Director from 2005 until 2007 and then as Director of the Office of Management and Budget from 2007 until 2010. He also has previously served in corporate treasury and controller roles at Eli Lilly and Company (NYSE) and started his career at Prudential Capital, a subsidiary of Prudential Financial, Inc. (NYSE).

Mr. Kitchell currently serves on the boards of directors of OneAmerica Financial, Help at Home Inc. and the Indiana Sports Corporation, and is an advisor to Meridian Street Capital.

Mr. Kitchell earned an economics degree from Indiana University in 1996 and an MBA from the Tuck School of Business at Dartmouth University in 2002. He also has earned the Chartered Financial Analyst (CFA) designation.

Age: 51 Tenure: ● Director Since: 2018 Committees: ● Enterprise Risk ● Nominating and Corporate Governance ● Talent Development and Compensation

REASONS FOR NOMINATION

Through his executive leadership at the largest healthcare system in Indiana and his senior leadership positions in state government, Mr. Kitchell brings to the Board executive leadership experience with a strong finance background. In addition, he brings significant public finance experience.

AUSTIN M. RAMIREZ

EXPERIENCE AND QUALIFICATIONS

Mr. Ramirez is the Chief Executive Officer of Husco International, Inc., an engineering and manufacturing company with more than $500 million in global sales. Husco has received designation as a Global Growth Company by the World Economic Forum and has been recognized as a Wisconsin Manufacturer of the Year. Mr. Ramirez began his career as a consultant with McKinsey & Company, where he specialized in corporate finance and industrial operations.

Mr. Ramirez serves as a director of the National Association of Manufacturers, the Association of Equipment Manufacturers and the Marcus Corporation (NYSE). He is a co-founder of St. Augustine Preparatory Academy, a K-12 faith-based school serving over 2,000 low-income students in Milwaukee. He also is the Chair of the Metropolitan Milwaukee Association of Commerce and City Forward Collective.

Mr. Ramirez holds a Bachelor of Science degree in systems engineering from the University of Virginia and an MBA from Stanford University, where he was an Arjay Miller Scholar and a Goldman Sachs Fellow.

Mr. Ramirez was a 2016 White House Fellow, serving on the National Economic Council, and is a Young Global Leader of the World Economic Forum and a Henry Crown Fellow at the Aspen Institute. He was named Business Leader of the Year in 2024 by the Harvard Business School Club of Wisconsin.

Age: 46 Tenure: ● Director Since: 2020 Committees: ● Nominating and Corporate Governance ● Talent Development and Compensation

REASONS FOR NOMINATION

With significant experience in leading an international manufacturing company, Mr. Ramirez brings important executive management, operations, risk, governance, compensation and financial skills to the Board of Directors. In addition, Mr. Ramirez is committed to community service and leadership development through his dedication to education, the arts and the Milwaukee community.

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ITEM 1 – ELECTION OF DIRECTORS

ELLEN A. RUDNICK

EXPERIENCE AND QUALIFICATIONS

Ms. Rudnick has served at the University of Chicago Booth School of Business since 1999. She is currently a Senior Advisor for New Venture Programming and previously served as the Executive Director of the Polsky Center for Entrepreneurship and Innovation at the University of Chicago and Adjunct Professor of Entrepreneurship.

Prior to joining the University of Chicago, Ms. Rudnick served as President and Chief Executive Officer of Healthcare Knowledge Resources, President of HCIA, Chairperson of Pacific Biometrics and Corporate Vice President of Baxter International, Inc. (NYSE).

She currently serves on the board of directors of Liberty Mutual Insurance Company (since 2001). Ms. Rudnick previously served on the boards of directors of Patterson Companies (2003-2024; Nasdaq) and HMS Holdings, Corp. (1997-2021; Nasdaq).

Ms. Rudnick has spent over thirty years in executive management and entrepreneurial activities, primarily in the healthcare and information services industries. She serves in various leadership positions with several civic and nonprofit organizations in the Chicago metropolitan area, including having served on the board of the Northshore University Health System for over 20 years and on the board of Hyde Park Angels and currently is on the boards of directors of Chicagoland Entrepreneurship Center (1871) and Matter (a healthcare incubator) as well as the advisory committee for the Ed Kaplan Family Institute for Innovation and Tech Entrepreneurship at Illinois Tech (formerly Illinois Institute of Technology).

Ms. Rudnick earned a Bachelor of Arts degree in Italian (with a minor in Economics) from Vassar College in 1972 and a Master of Business Administration with a concentration in Finance from the University of Chicago in 1973.

Age: 74 Tenure: ● Director Since: 2022 Committees: ● Enterprise Risk ● Executive ● Nominating and Corporate Governance

REASONS FOR NOMINATION

With her extensive business background and her executive management and board experience, Ms. Rudnick brings important leadership, corporate governance, business and entrepreneurial experience to our Board of Directors.

JAMES C. RYAN, III

EXPERIENCE AND QUALIFICATIONS

James “Jim” C. Ryan, III serves as the Chairman and Chief Executive Officer of Old National Bancorp, a role he assumed in 2019. Since joining Old National in 2005, Mr. Ryan has held several executive leadership positions, including Senior Executive Vice President and Chief Financial Officer from 2016 to 2019. His previous roles at the Company also include Director of Corporate Development and Mortgage Banking, Integration Executive and Treasurer.

Before joining Old National, Mr. Ryan held senior finance positions at Wells Fargo Home Mortgage and Old Kent Financial Corp.

Mr. Ryan is actively engaged in industry and community leadership. He serves on the board of directors of the American Bankers Association (ABA) and is chair of the ABA’s American Bankers Council. He also serves on the board of directors of the Mid-Size Bank Coalition of America. Locally, he is the Vice Chair of Deaconess Health System, Vice Chair of the Evansville Regional Business Committee and a Southwest Indiana Regional Development Authority member. Additionally, his board memberships extend to the Central Indiana Corporate Partnership, Inc., the Evansville Regional Economic Partnership, the Orr Fellowship and Golf Gives Back.

Mr. Ryan holds a Bachelor of Business Administration degree from Grand Valley State University, earned in 1994.

Chairman Age: 53 Tenure: ● Director Since: 2019 Committees: ● Executive

REASONS FOR NOMINATION

Mr. Ryan brings to the Board extensive bank executive management experience derived from working over 25 years in the banking industry. Mr. Ryan’s leadership skills, extensive banking experience and knowledge of the Company and its strategy, products and services is highly valuable to the Board. Mr. Ryan also brings to the Board his ability to develop long-term strategies and find effective and efficient means to implement and communicate those strategies.

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	35

ITEM 1 – ELECTION OF DIRECTORS

THOMAS E. SALMON

EXPERIENCE AND QUALIFICATIONS

Mr. Salmon served as Chairman and Chief Executive Officer, and a member of the board of directors, of Berry Global Group, Inc. (NYSE) from February 2017 until his retirement in October 2023. He previously served as Berry Global’s President and Chief Operating Officer from October 2016 until his appointment as CEO, as President of Berry’s Consumer Packaging Division from November 2015 to October 2016, as President of Berry’s Rigid Closed Top Division from November 2014 to November 2015 and as President of Berry’s Engineered Materials Division from 2003 to November 2014.

In December 2023, Mr. Salmon was recognized by Plastics News as a Notable Leader in Sustainability for the plastics industry.

Mr. Salmon currently serves on the board of directors of Magnera Corporation (NYSE), is the chair of its nominating and governance committee and is a member of its audit committee.

Prior to joining Berry Global in 2003, Mr. Salmon was General Manager for Honeywell Plastics from 2001 to 2003 and Global Sales Director for Allied Signal’s Engineering Plastics and Films from 1999 to 2001. Prior to joining Honeywell and Allied Signal, Mr. Salmon held several positions at GE Plastics and GE Lighting, divisions of General Electric.

Mr. Salmon earned a Bachelor of Business Administration degree from Saint Bonaventure University in New York in 1985.

Age: 61 Tenure: ● Director Since: 2018 Committees: ● Enterprise Risk ● Executive ● Talent Development and Compensation

REASONS FOR NOMINATION

With almost 20 years of leadership experience (including as CEO) at a Fortune 500 global manufacturer and marketer of plastic packaging products, Mr. Salmon brings extensive experience in executive management, operations, risk and finance. He also provides valuable knowledge related to public companies and has public company board experience.

REBECCA S. SKILLMAN

EXPERIENCE AND QUALIFICATIONS

Ms. Skillman served as the Company’s Lead Independent Director from 2016 to January 2025.

Ms. Skillman served as the 49th Lieutenant Governor of the State of Indiana from 2005 to 2013 where, in addition to her legislative duties as President of the Indiana Senate, she was responsible for leading the Office of Tourism Development, Energy Group and Indiana Housing and Community Development Authority. She chaired the Indiana Counter Terrorism and Security Council, the intergovernmental entity responsible for homeland security in the State of Indiana. She also served as the Secretary of Agriculture and Rural Development under the state's Department of Agriculture and Office of Rural Affairs.

Before her election as Indiana's Lieutenant Governor, Ms. Skillman served in the Indiana Senate from 1992 to 2004. She served in leadership as the Senate Majority Caucus Chairman from 2002 to 2004.

Upon leaving public office, from 2013 to 2016, Ms. Skillman served as President and CEO of Radius Indiana, an economic development partnership which represents Crawford, Daviess, Dubois, Greene, Lawrence, Martin, Orange and Washington Counties in South Central Indiana. From 2017 to 2023, she served as Chairperson of the Board of Radius Indiana.

Ms. Skillman serves as an advisor for the Bowen Center for Public Affairs at Ball State University.

Ms. Skillman earned an Associate’s degree with a business concentration from Indiana Wesleyan University in 2010.

Age: 74 Tenure: ● Director Since: 2013 Committees: ● Executive ● Nominating and Corporate Governance ● Talent Development and Compensation

REASONS FOR NOMINATION

Through her lifelong career in public service and senior government leadership, including serving as Lt. Governor of the State of Indiana from 2005 to 2013 and serving in the Indiana Senate from 1992 to 2004, Ms. Skillman brings to the Board expertise and leadership in executive management, economic development, community involvement, governmental and political affairs and civil service.

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ITEM 1 – ELECTION OF DIRECTORS

MICHAEL J. SMALL

EXPERIENCE AND QUALIFICATIONS

Mr. Small is the Chairman and co-founder of Kognitive Networks, Inc., formerly K4 Mobility Inc., a technology developer of network management services, since August 2018.

Previously, Mr. Small served as the President and Chief Executive Officer and a director of Gogo, Inc. (Nasdaq), an airborne communications service provider, from 2010 until March 2018. Prior to joining Gogo, Mr. Small served as the Chief Executive Officer and a director of Centennial Communications Corp. (Nasdaq) from 1999 to 2009. From 1995 to 1998, Mr. Small was the Executive Vice President and Chief Financial Officer of 360 Degrees Communications Company. Prior to 1995, he held the position of President of Lynch Corporation (NYSEMKT), a diversified acquisition-oriented company with operations in telecommunications, manufacturing and transportation services.

Mr. Small is an active board member of the Gun Violence Prevention PAC. Mr. Small also serves on the Advisory Council for the Polsky Center for Entrepreneurship and Innovation at the University of Chicago.

Mr. Small earned a Bachelor of Arts degree in History from Colgate University in 1979 and a Master of Business Administration with a concentration in Finance from the University of Chicago in 1981.

Age: 67 Tenure: ● Director Since: 2022 Committees: ● Audit ● Enterprise Risk

REASONS FOR NOMINATION

Through his board, executive and financial roles, Mr. Small brings extensive public company, operating and executive experience to our Board of Directors, as well as strategic, financial, risk, technology and merger and acquisition experience. He also provides the perspective of a former chief executive officer of a public company.

DERRICK J. STEWART

EXPERIENCE AND QUALIFICATIONS

Mr. Stewart is the Executive Vice President and Chief Operating Officer of the YMCA Retirement Fund. From 2022 until 2023, he was the Senior Vice President, Education and Communication of the YMCA Retirement Fund. From 2019 until 2022, Mr. Stewart served as the President and CEO of the YMCA of Greater Indianapolis. He also served as CEO of the YMCA of Southwestern Indiana from 2009 to 2019, and in various other capacities, including Chief Development Officer and Chief Operating Officer, from 2005 to 2009.

Mr. Stewart currently serves as a member of the board of directors of Deaconess Health System and the Armed Services YMCA. He is a past member of the YMCA of the USA board of directors, where he served on the Financial Development Committee and the International Committee. He is also the past chair of the YMCA of the USA Small and Midsize YMCA Cabinet. He is past President of the Board of the Evansville Regional Airport Authority and the Public Education Foundation of Evansville, past Vice President of the Evansville Christian School Board and past member of the Regional Board of Trustees of Ivy Tech Community College, as well as the Mitch Daniels Leadership Fellowship. Mr. Stewart worked as a commercial loan officer for Old National Bank from 2004 to 2005.

Mr. Stewart is a graduate of the Indiana University Kelley School of Business in 1999 with a degree in Business and Finance.

Age: 47 Tenure: ● Director Since: 2015 Committees: ● Enterprise Risk ● Nominating and Corporate Governance

REASONS FOR NOMINATION

Mr. Stewart brings executive management and community engagement experience to our Board as well as prior banking experience as a loan officer of Old National Bank. He also brings extensive experience in managing nonprofit entities in several of the Company’s significant markets. Mr. Stewart is deeply committed to supporting and encouraging the development of a healthier and more vibrant community and providing opportunities for people from all walks of life to achieve their potential.

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	37

ITEM 1 – ELECTION OF DIRECTORS

STEPHEN C. VAN ARSDELL

EXPERIENCE AND QUALIFICATIONS

Mr. Van Arsdell is a former senior partner of Deloitte & Touche LLP, where he served as Chairman and Chief Executive Officer from 2010 to 2012 and as Deputy Chief Executive Officer from 2009 to 2010. Previously, he served as Deloitte’s partner-in-charge of its financial services practice in the Midwest and was a member of Deloitte’s board from 2003 through 2009.

Mr. Van Arsdell has been a member since 2019 and chair since February 2024 of the board of directors of Mueller Water Products, Inc. (NYSE), having previously chaired its Audit Committee. He served as a member of the Audit Committee of Brown Brothers Harriman & Co. from 2015 to March 2025.

Mr. Van Arsdell is a past member of the Dean’s advisory council for the Gies College of Business at the University of Illinois and Past Chair of the board of directors of the University of Illinois Alumni Association.

Mr. Van Arsdell previously served as the chair of the board of trustees of the Morton Arboretum, having formerly chaired its Finance Committee, and as chair of the board of trustees of the Conservation Foundation.

Mr. Van Arsdell earned a Bachelor of Science degree in Accounting and a Master of Accounting Science degree from the University of Illinois in 1972 and 1973, respectively. He is a certified public accountant.

Age: 74 Tenure: ● Director Since: 2022 Committees: ● Audit ● Executive ● Nominating and Corporate Governance

REASONS FOR NOMINATION

Mr. Van Arsdell brings extensive finance, accounting and risk management experience to our Board, together with strategic and executive leadership skills developed through his senior positions with a global accounting and advisory services organization.

KATHERINE E. WHITE

EXPERIENCE AND QUALIFICATIONS

Ms. White is a Brigadier General in the U.S. Army National Guard, currently serving as Special Assistant to the Vice Chief, National Guard Bureau, Arlington, VA. She is also currently a Professor of Law at Wayne State University Law School in Detroit, Michigan, where she has taught full-time since 1996. Ms. White is a Regent with the University of Michigan Board of Regents, having served in that capacity since 1999, and is currently serving as the Chair of the Board of Regents.

From 1995 to 1996, Ms. White was a Judicial Law Clerk to the Honorable Randall R. Rader, Circuit Judge of the U.S. Court of Appeals for the Federal Circuit. From 2000 to 2002, she was appointed by the Secretary of Commerce to serve on the United States Patent and Trademark Office Patent Public Advisory Committee. She was also appointed by the Secretary of Agriculture to the U.S. Department of Agriculture’s Plant Variety Protection Office Advisory Board, serving from 2004 to 2008, 2010 to 2012 and 2015 to 2020. From 2003 to 2014, she was a market board member at United Bank and Trust in Ann Arbor, Michigan.

Ms. White currently serves as a board member of Alta Equipment Group, Inc. (NYSE).

Ms. White received her B.S.E. Degree in Electrical Engineering and Computer Science from Princeton University, a J.D. Degree from the University of Washington, an LL.M. Degree in Patent and Intellectual Property Law from the George Washington University Law School and a Master’s Degree in Strategic Studies from the U.S. Army War College. Ms. White also is a Fulbright Senior Scholar, a White House Fellow (2001-2002) and a registered patent attorney.

Age: 58 Tenure: ● Director Since: 2015 Committees: ● Audit ● Enterprise Risk ● Nominating and Corporate Governance

REASONS FOR NOMINATION

Ms. White brings to the Board a long tenure in senior positions in the U.S. government and military serving advisory and operational roles, as well as her public company board experience.

38	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

DIRECTOR COMPENSATION

The Nominating and Corporate Governance Committee annually reviews and recommends to our Board of Directors the compensation for our non-employee directors. No director compensation is paid to directors who also are employees of the Company. In connection with this recommendation, the Nominating and Corporate Governance Committee reviews peer group director compensation data prepared by, and receives advice from, WTW. The Committee seeks to establish Board compensation that will (i) attract and retain qualified individuals to serve as members of our Board of Directors, (ii) align director interests with shareholder interests and (iii) provide director compensation that is competitive with market practices and the Company’s peer group.

2024 Director Compensation

We pay director compensation in cash and fully-vested common stock to our non-employee directors. Directors who meet our stock ownership guidelines may elect to receive the stock component of their director compensation in cash. In 2024, the components of our director compensation were as follows:

Director Compensation	2024
Annual Cash Retainer	$60,000
Annual Stock Grant	100,000
Lead Independent Director Additional Retainer	35,000

Committee Compensation	Member Fee	Chair Fee
Audit	$10,000	$20,000
Enterprise Risk	8,500	13,500
Compensation	8,500	13,500
Nominating and Corporate Governance	7,500	12,500
Corporate Responsibility	7,500	12,500
Executive	7,500	N/A*

Stock Ownership Guidelines		5x Annual Cash Retainer

*In 2024, the Executive Committee was chaired by Mr. Ryan, who serves as our Chairman and Chief Executive Officer and, as such, the Company did not pay any chair fees for this committee.

Deferred Compensation Plan

We maintain a non-qualified deferred compensation plan for our non-employee directors. A director may defer up to 100% of his or her cash and/or equity compensation under the plan. We credit a director’s account under our director deferred compensation plan with earnings based upon the director’s selection of investment alternatives available under the plan to invest his or her account balance.

All amounts paid under the plan are paid from our general assets and are subject to the claims of our creditors. In most circumstances, deferred amounts are not distributed to the director until after completion of his or her service to the Company. In general, a director may elect to receive his or her plan benefits in a lump sum or in annual installments over two to ten years.

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	39

o

DIRECTOR COMPENSATION

The following table provides information concerning the director compensation that we paid to our non-employee directors in 2024:

			Change in
			Pension
			Value and
			Nonqualified
	Fees Earned	Stock	Deferred
	or Paid in	Awards	Compensation
Name	Cash (1)	(2)(3)	Earnings (4)	Total
Barbara A. Boigegrain	$176,000	—	—	$176,000
Thomas L. Brown	199,500	—	$61,421	260,921
Kathryn J. Hayley	184,500	—	—	184,500
Peter J. Henseler	85,378	$99,997	42,074	227,449
Daniel S. Hermann	39,510	159,990	—	199,500
Ryan C. Kitchell	183,875	—	167,938	351,813
Austin M. Ramirez	81,378	99,997	—	181,375
Ellen A. Rudnick	82,503	99,997	—	182,500
Thomas E. Salmon	177,000	—	169,406	346,406
Rebecca S. Skillman	131,003	99,997	—	231,000
Michael J. Small	178,500	—	—	178,500
Derrick J. Stewart	195,250	—	80,615	275,865
Stephen C. Van Arsdell	205,000	—	113,502	318,502
Katherine E. White	186,000	—	51,285	237,285
(1)	Includes amounts paid in annual cash retainers, committee member retainers, committee chair retainers and lead independent director retainer.
(2)	Amounts represent the aggregate grant date fair value of common stock, calculated in accordance with FASB ASC Topic 718.
(3)	Directors who meet our stock ownership guidelines may elect to receive the amount of their annual stock grant in cash.
(4)	The amounts in this column reflect the earnings on the account balances of directors who participate in the Company’s non-qualified director deferred compensation plan. The directors select from among several investment alternatives available under the plan to invest their account balances.

40	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

INformation regarding beneficial ownership of SECURITIES BY Directors, Executive Officers and Principal Shareholders

The following table and accompanying footnotes set forth information concerning the beneficial ownership of the shares of our Common Stock and our depositary shares (each representing a 1/40th interest in a share of either our Series A or Series C preferred stock) as of March 20, 2025, the Record Date for the Annual Meeting, of each director and Current Named Executive Officer and all directors and executive officers as a group. Except as described below, each person has sole voting and investment power for all shares shown. Unless otherwise indicated, the address of each beneficial owner is c/o Old National Bancorp, One Main Street, Evansville, Indiana 47708.

For Common Stock, we calculated the percent of outstanding shares held based on 319,312,019 shares of our common stock outstanding on the Record Date. We include shares of restricted stock subject to future vesting conditions for which an individual has voting but not dispositive power. We also include shares underlying performance share units that could be earned within 60 days of the Record Date, even though an individual has neither voting nor dispositive power over these units. Those shares of restricted stock and shares underlying performance share units are deemed to be outstanding and beneficially owned by the person holding such securities for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. For our depositary shares, we calculated the percent of class based on 4,900,000 depositary shares outstanding on the Record Date.

	Number of Series A & C	Percent of	Number of Common	Percent of
Name of Person	Depositary Shares	Class	Shares/Units (1)(2)(3)(4)	Class
Barbara A. Boigegrain	—	*	44,811	*
Thomas L. Brown	—	*	41,695	*
Carrie S. Goldfeder	—	*	45,356
Kathryn J. Hayley	12,000	*	33,572	*
Peter J. Henseler	4,000	*	53,490	*
Daniel S. Hermann	—	*	55,547	*
Ryan C. Kitchell	—	*	21,698	*
John V. Moran, IV	3,500	*	103,950
Austin M. Ramirez	—	*	26,245	*
Ellen A. Rudnick	3,000	*	62,706	*
James C. Ryan, III	—	*	825,218	*
Thomas E. Salmon	—	*	43,422	*
Mark G. Sander	3,000	*	339,527	*
James A. Sandgren	—	*	343,785	*
Rebecca S. Skillman	—	*	46,832	*
Michael J. Small	—	*	36,105	*
Derrick J. Stewart	—	*	23,262	*
Stephen C. Van Arsdell	2,000	*	46,237	*
Kendra L. Vanzo	—	*	141,270	*
Katherine E. White	—	*	20,721	*
Directors and Executive Officers as a Group (25 persons)	27,500	0.57%	2,812,205	0.87%
* Less than 1%
(1)	All shares held under our deferred compensation plans are included in the totals for our directors and officers.
(2)	Includes the following shares of common stock held through the Company’s 401(k) Plan: Mr. Ryan, 1,724 shares; Mr. Sander, 505 shares; Mr. Sandgren, 7,019 shares; and Ms. Vanzo, 6,526 shares.
(3)	Includes the following shares of restricted stock subject to future vesting conditions for which the individual has voting but not dispositive power: Ms. Goldfeder, 36,930 shares; Mr. Moran, 52,243 shares; Mr. Ryan, 133,784 shares; Mr. Sander, 52,403 shares; Mr. Sandgren, 36,530 shares; and Ms. Vanzo, 20,522 shares.
(4)	Excludes the following performance share units that would not vest within 60 days of the Record Date under the terms of the applicable award agreements and therefore are not included in the table: Ms. Goldfeder, 16,803 shares; Mr. Moran, 34,046 shares; Mr. Ryan, 307,656 shares; Mr. Sander, 81,253 shares; Mr. Sandgren, 56,798 shares; and Ms. Vanzo, 31,175 shares.

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	41

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS

The following table and accompanying footnotes set forth information concerning the beneficial ownership of the shares of our Common Stock of each person or entity known by us to beneficially own more than 5% of our outstanding shares of Common Stock as of December 31, 2024.

	Number of Shares	Percent of
Name and Address of Beneficial Owner	Beneficially Owned	Common Stock
BlackRock, Inc.	36,180,143 (1)	12.40%
50 Hudson Yards
New York, NY 10001
The Vanguard Group, Inc.	31,199,889 (2)	10.66%
100 Vanguard Blvd.
Malvern, PA 19355
Fuller & Thaler Asset Management, Inc.	17,947,029 (3)	5.63%
411 Borel Avenue, Suite 300
San Mateo, CA 64402
Dimensional Fund Advisors, L.P.	16,974,287 (4)	5.30%
6300 Bee Cave Road, Building 1
Austin, TX 78746
(1)	Ownership based on the Schedule 13G/A filed by BlackRock, Inc. on January 23, 2024, reporting 36,180,143 shares beneficially owned, with sole voting power over 35,487,735 shares and sole dispositive power over 36,180,143 shares.
(2)	Ownership based on the Schedule 13G/A filed by The Vanguard Group, Inc. on February 13, 2024, reporting 31,199,889 shares beneficially owned, with shared voting power over 250,801 shares, sole dispositive power over 30,639,010 shares and shared dispositive power over 560,879 shares.
(3)	Ownership based on the Schedule 13G/A filed by Fuller & Thaler Asset Management, Inc. on November 12, 2024, reporting 17,947,029 shares beneficially owned with sole voting power over 17,671,777 shares and sole dispositive power over 17,947,029 shares.
(4)	Ownership based on the Schedule 13G filed by Dimensional Fund Advisors, L.P. on October 31, 2024, reporting 16,974,287 shares beneficially owned with sole voting power over 16,453,313 shares and sole dispositive power over 16,974,287 shares.

42	OLD NATIONAL BANCORP 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes our executive compensation philosophy and program as established by our Compensation Committee of the Board of Directors. Below is a summary table of contents for our Compensation Discussion and Analysis.

1 EXECUTIVE SUMMARY	44
Our Approach to Executive Compensation
2024 Performance Highlights
2024 Pay for Performance Alignment
Shareholder Say-On-Pay Vote in 2024
2 OUR EXECUTIVE COMPENSATION PHILOSOPHY	46
Compensation Best Practices
Compensation Governance
2024 Peer Group
3 2024 COMPENSATION PROGRAM	50
Components of Our Executive Compensation Program
CEO Pay
Base Salary
Annual Incentive Compensation Plan
Long-Term Equity Compensation (Performance Share Units and Restricted Stock)
Retirement and Other Welfare Benefits
Perquisites
4 POLICIES, GUIDELINES AND OTHER PRACTICES	60
Stock Ownership Guidelines
Clawback, Insider Trading and Anti-Pledging and Anti-Hedging Policies
Risk Assessment of Executive Compensation Program
Tax Considerations
Employment and Confidentiality and Restrictive Covenant Agreements with Our Executive Officers

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis provides information and perspective relating to our 2024 executive compensation program and decisions for our executive officers generally and, more specifically, for our CEO and other named executive officers.

The following individuals served as our named executive officers as of the end of our fiscal year ended December 31, 2024:

James C. Ryan, III Chairman and Chief Executive Officer	Mark G. Sander President and Chief Operating Officer	James A. Sandgren CEO, Commercial Banking	John V. Moran, IV Chief Financial Officer	Carrie S. Goldfeder Chief Credit Officer	Kendra L. Vanzo Chief Administrative Officer

For a portion of 2024, Michael L. Scudder served as our Executive Chairman and Brendon B. Falconer served as our Chief Financial Officer. Both are included as named executive officers in the Summary Compensation Table, certain compensation tables and other disclosures in this Compensation Discussion and Analysis section due to the executive positions they held with the Company in 2024. See “Overview of Employment and CRC Agreements – Former Executives” under the heading “Named Executive Officer Employment Agreements” beginning on page 69.

Mr. Ryan, Mr. Sander, Mr. Sandgren, Mr. Moran, Ms. Goldfeder and Ms. Vanzo are referred to in this Proxy Statement as our “Current Named Executive Officers” or “Current NEOs.” These individuals, together with Mr. Scudder and Mr. Falconer, are referred to as our “Named Executive Officers” or “NEOs.” Biographical information for the Current NEOs who are not directors of the Company is included in our Form 10-K for the year ended December 31, 2024 filed with the SEC.

Our Approach to Executive Compensation

Our primary objective for executive compensation is to align the interests of our executives with those of our shareholders. As such, our compensation programs are designed to reward executives for the achievement of short- and long-term strategic and operational goals of the Company and the achievement of increased returns for our shareholders, while at the same time avoiding unnecessary or excessive risk-taking. Our Current NEOs’ total compensation is comprised of a mix of base salary, annual cash incentive awards and long-term equity awards. These compensation components, combined with our stock ownership guidelines and clawback policy, extend the time horizon for incentive compensation (both cash and equity) beyond the vesting and/or performance periods and provide balance between rewarding short-term and long-term performance.

2024 Performance Highlights

The Company delivered strong operating results in 2024, as reflected by the following highlights:

●	Adjusted EPS* of $1.86
●	Adjusted net income* of $578 million

44	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

●	3-year TSR (2022-2024) of 38.8% (86th percentile of KRX Index)
●	Adjusted ROATCE* of 16.9% (top quartile of KRX Index)
●	Adjusted ROAA* of 1.14% (above median of KRX Index)
●	Adjusted efficiency ratio* of 52.2% (top quartile of KRX Index)
●	Year-over-year deposit growth of 4.8%, excluding CapStar acquisition (above median of KRX Index)
●	Maintained our peer leading high quality, low cost and granular deposit base, with average deposit size of $35,000 and 75% of core deposits having tenure of greater than 5 years
●	Year-over-year total loan growth of 4.1%, excluding CapStar acquisition (above median of KRX Index)
●	Continued strong credit discipline and credit quality, with net charge-offs** to average loans of 0.13%
●	Continued addition of important revenue-producing talent across our business lines
●	Continued commitment to our core values, our uncompromised integrity and highest levels of ethics, dedication to the communities where we live and work and focus on our strong culture of collaboration, trust, inclusiveness and acceptance that empowers team members to flourish and be successful
●	Announced our partnership with Bremer Bank on November 25, 2024 and on track to complete this transaction on May 1, 2025. See “About Old National” on page 4.
●	Successfully completed our partnership with CapStar Bank on April 1, 2024. See “About Old National” on page 4.

*Includes adjusted, non-GAAP financial measures that exclude certain items, such as merger-related charges associated with completed and pending acquisitions, CECL Day 1 non-PCD loans provision expense, distribution of excess pension plan assets expense, FDIC special assessment expense, separation expense, and net securities losses. The equivalent GAAP measures for the non-GAAP measures referenced above are: EPS: $1.68; Net Income: $523 million; ROATCE: 15.4%; ROAA: 1.03%; and Efficiency Ratio: 55.9%. Reference is made to the non-GAAP reconciliation included in the Company’s January 21, 2025 press release reporting its financial results for its 2024 fourth quarter and full year, which was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 21, 2025.

**Excludes PCD loans

2024 Pay For Performance Alignment

The Company delivered strong 2024 operating performance, which positions us to continue to deliver strong financial results. These achievements are reflected in our short-term incentive compensation payouts for 2024 and the vesting of long-term performance share awards for the 2022-2024 performance period, demonstrating our ongoing commitment to pay for performance.

●	Our EPS performance for 2024 resulted in short-term incentives being earned at 115% of the target performance level under our Annual Incentive Compensation Plan (“AICP”). See “Annual Incentive Compensation Plan” beginning on page 54.
●	The Company significantly outperformed the KRX Index for both the TSR (86th percentile of the KRX Index) and ROATCE (82nd percentile of the KRX Index) metrics for the three-year performance period ended December 31, 2024 and, as such, the performance share units granted for this performance period (2022-2024) were earned at approximately 185% of target.
●	In March 2024, we granted our regular annual performance share unit awards to our NEOs with a three-year performance period ending on December 31, 2026. These awards may be earned

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	45

COMPENSATION DISCUSSION AND ANALYSIS

based on the Company’s TSR and ROATCE relative to the performance of the companies in the KRX Index for this performance period (2024-2026).
●	In March 2024, we granted our regular annual service-based restricted stock awards to our NEOs that will vest in equal annual installments over a three-year period ending in March 2027, assuming continued employment by the executive on each vesting date, with certain limited exceptions.
●	In March 2024, we also granted service-based restricted stock awards to our NEOs that represented a portion of their annual incentive compensation earned under our AICP for 2023 that otherwise would have been paid in cash in 2024. These awards had a one-year vesting period.
●	On September 1, 2024, we granted to Mr. Moran a one-time service-based restricted stock award when he was promoted to the position of Senior Executive Vice President and Chief Financial Officer of the Company. On January 1, 2024, we granted to Ms. Goldfeder a one-time service-based sign-on restricted stock award in connection with her employment by the Company. These one-time restricted stock awards to Mr. Moran and Ms. Goldfeder will vest in equal annual installments over a three-year period, assuming continued employment by the executive on each vesting date, with certain limited exceptions.

Shareholder Say-On-Pay-Vote in 2024

Our shareholders have the opportunity at each Annual Meeting to provide an advisory vote on the compensation paid to our named executive officers, more commonly referred to as a say-on-pay vote. At our 2024 Annual Meeting, approximately 91% of the votes cast by our shareholders were voted in favor of the compensation paid to our named executive officers. This result affirmed that a significant majority of our shareholders support our approach to executive compensation. In addition, input from our annual shareholder engagement meetings continues to inform the Compensation Committee on executive compensation.

Our Executive Compensation Philosophy

Through our compensation program for executive officers, we strive to attract and retain outstanding leaders in a highly competitive environment, to provide meaningful financial incentives to achieve performance goals established by our Compensation Committee, to align our officers’ interests with the long-term interests of our shareholders and to foster teamwork among our executives.

The Compensation Committee believes that the primary components of each executive officer’s compensation should be a competitive base salary and incentive compensation that rewards the achievement of both annual and long-term performance goals. In addition, the Compensation Committee believes stock ownership is an important component of executive compensation. Thus, equity-based awards represent a significant element of each executive officer’s target compensation.

The Compensation Committee continues to base our programs on a belief that strong operating performance and effective risk management are reflected in earnings per share growth and long-term stock price appreciation. With this philosophy in mind, the Compensation Committee established performance metrics and goals for 2024. Amounts realized or realizable under previously granted equity-based awards did not influence the Compensation Committee’s decisions.

46	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Best Practices

Our compensation programs are grounded in the Company’s compensation governance framework and overall pay-for-performance philosophy, as demonstrated by the following practices:

COMPANY’S COMPENSATION PROGRAM – BEST PRACTICES IMPLEMENTED

  Long-Term Equity Compensation
We award a significant portion of our executive compensation in the form of long-term equity consisting of performance share units (which are earned upon the achievement of specific goals for a three-year performance period) and restricted stock (which has a three-year vesting period). In this way, we strongly align our Current NEOs’ compensation with the long-term interests of our shareholders.

   Compensation Risk Assessment
Our Compensation Committee oversees the ongoing evaluation of the relationship between our compensation programs and risk management. We provide incentive compensation but avoid the encouragement of unnecessary or excessive risk-taking. The Committee annually reviews with our Chief Risk Officer the risks and controls associated with our executive compensation program.

No Changes to Performance Goals Once Established Our Compensation Committee does not alter the performance goals for our incentive compensation programs once the goals have been established.	Stock Ownership Guidelines Our NEOs are required to own from three to five times their base salary in stock depending upon their position with the Company and their salary level.

   A Well-Informed Compensation Committee
Our Compensation Committee is independent as well as knowledgeable about the compensation that is paid to our NEOs. The Committee is highly engaged and receives regular updates on market practices, regulatory and legal developments and emerging governance considerations from WTW, the Committee’s independent compensation consultant.

   Internal Pay Equity
When making compensation determinations, we consider a person’s responsibilities, skill set, track record of performance, leadership capabilities and other factors in relation to other similarly situated executives within our Company and at our peer group companies, as well as comparative market data.

No Gross-Ups Employment agreements with our executives do not provide for any tax gross-ups on severance benefits, perquisites or other benefit programs.	Independent Compensation Consultant The Compensation Committee engages an independent consultant (currently, WTW) when making executive compensation decisions.

   Annual Shareholder Advisory Vote
Each year, shareholders provide an advisory say-on-pay vote on our executive compensation. Our Compensation Committee considers the results of this vote when making compensation decisions for our executives.

Three-Year Performance/Vesting Periods for Equity Awards Our equity awards have a period of not less than three years for full vesting to occur, subject to certain limited exceptions.

   Double Trigger upon a Change in Control
We require both a change in control and a qualifying employment termination for enhanced change in control severance amounts to be paid and for accelerated vesting of equity awards.

   Performance Share Units Based on Relative Performance
Our performance share unit awards are based on our performance relative to other companies in the KRX Index. This reinforces a strong relationship between our relative performance and the relative competitiveness of our executives’ compensation.

No Liberal Share Recycling Our incentive compensation plan under which equity awards are granted to our executives does not permit liberal recycling of shares.	Restrictive Covenants Our NEOs are required to comply with confidentiality and non-solicitation covenants and, for certain officers, non-competition covenants.

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	47

COMPENSATION DISCUSSION AND ANALYSIS

   Clawback Policy
We have a clawback policy that complies with the SEC and Nasdaq rules providing for recovery of bonuses and other incentive-based compensation received by executive officers under certain circumstances over a three-year lookback period.

   Responsible Employee Ownership
We prohibit employees, including our Current NEOs, from engaging in any short-term, speculative transactions with respect to Company securities, including purchasing securities on margin, engaging in short sales, buying or selling put or call options and trading in options. We also prohibit our Current NEOs and other executive officers from participating in hedging or pledging transactions.

Compensation Governance

The Compensation Committee of our Board of Directors is currently composed of eight non-employee directors, each of whom is independent from management and the Company (as independence is defined under SEC and Nasdaq requirements and the Company’s Corporate Governance Guidelines). No Compensation Committee member is eligible to participate in any management compensation program or receives any compensation from the Company other than Board and committee fees.

Role of Compensation Consultant in Compensation Decisions

The Compensation Committee has the authority to engage independent compensation consultants to advise it on all aspects of the compensation programs for our executive officers. For 2024, the Compensation Committee retained WTW as its compensation consultant to provide comparative data, analysis and advice relating to executive compensation.

In providing input to the Compensation Committee, WTW uses peer data from publicly filed documents as well as market survey data. The market surveys include a broader range of companies and do not provide individual company-specific information. The Compensation Committee uses this peer and market data as a general reference and is among several factors considered when making compensation decisions for our CEO and other Named Executive Officers.

WTW also provides services to the Company relating to director compensation. Our Nominating and Corporate Governance Committee is responsible for reviewing and making recommendations to the Board of Directors regarding director compensation.

Role of Executive Officers in Compensation Decisions

Our CEO annually reviews with the Compensation Committee and the Board of Directors the performance of each of our executive officers who report directly to him and the annual compensation earned by all executive officers for the year just completed. He also makes recommendations to the Compensation Committee and the Board with respect to the compensation of the executive officers who report directly to him for the current year (including base salary, annual incentive compensation and long-term equity awards). The Compensation Committee considers the recommendations of the CEO in determining and recommending to the Board for approval, the base salary, annual incentive compensation and long-term equity awards for each of the executive officers who report directly to the CEO.

CEO Performance Review and Pay Decisions

Our CEO’s annual performance review is overseen by our Nominating and Corporate Governance Committee and led by our Lead Independent Director, with input provided by the entire Board of Directors. Each year, our Compensation Committee reviews the CEO’s performance and compensation earned for the year just completed. The Compensation Committee also compares our CEO’s

48	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

compensation to peer and market data, reviews this with WTW and makes a recommendation to the Board with respect to the CEO’s compensation for the current year. The CEO is not involved in the final determination regarding his own compensation, and all decisions with respect to the CEO’s compensation are made in executive sessions of the Compensation Committee and the Board, without the CEO present.

Scope of Compensation Committee Responsibilities

Our Compensation Committee is responsible for annually reviewing, approving and recommending to the Board of Directors for approval all elements of the compensation of our CEO and the other executive officers who report directly to the CEO. The Compensation Committee also is responsible for reviewing the Company’s employee benefit programs, including the competitiveness of those programs, and for providing updates to our Board regarding the talent development and succession planning of key executives of the Company other than the CEO (the Nominating and Corporate Governance Committee oversees succession planning for our CEO).

A copy of our Compensation Committee’s charter is available on our website.

Compensation Committee Procedures

The Compensation Committee considers information and advice provided by WTW, including peer group and market data, as a baseline for determining the structure of our executive compensation program, the components and amounts of compensation, the relative weighting of each component, target total compensation opportunities and the metrics and performance goals used in the incentive programs for our CEO and other executive officers. The Committee also annually reviews our executive compensation program compared to our peer group and market data, as well as the alignment of our executive pay with the Company’s performance.

The Committee seeks to establish target total compensation opportunities at approximately the median of the Company’s peer group. The ability to earn pay at the target level depends on performance being achieved at target levels or greater. The Compensation Committee also seeks to allocate compensation opportunities across base salary, annual cash incentives and long-term equity in proportions that appropriately reflect peer group practices and the Company’s priorities.

On an annual basis, the Compensation Committee reviews its relationship with WTW. In 2024, consistent with prior years, the Committee concluded that WTW was independent and free of any conflicts of interest with respect to the advice it provided to the Compensation Committee and, with respect to director compensation, the Nominating and Corporate Governance Committee.

2024 Peer Group

Each year, the Compensation Committee selects a peer group of publicly traded financial services companies used in determining the structure and amount of executive compensation opportunities, as well as for comparing the Company’s performance relative to this peer group. The peer group includes a broad representation of bank holding companies with asset sizes that are comparable to the Company’s and that have similar business models. The Compensation Committee determines the peer group based on input from WTW and management of the Company.

The composition of the peer group is reviewed annually and may be updated from year to year to take into account the Company’s size relative to the peer group as well as mergers, acquisitions and other changes that may impact the inclusion of different companies in the peer group. The Compensation Committee has discretion to remove companies from the peer group if the companies’ asset sizes, business models or other factors are deemed to be outside a range of relevance to the Company and

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	49

COMPENSATION DISCUSSION AND ANALYSIS

the other institutions in the group. The Committee may also add companies to the peer group when appropriate.

The Committee made no changes to our peer group for 2024, which consisted of the following 16 companies, with asset sizes ranging from $35 billion to $88 billion and a median asset size of $56 billion (the Company’s asset size is currently approximately $54 billion):

● Associated Banc-Corp	● F.N.B. Corporation	● Webster Financial Corporation
● BOK Financial Corporation	● Hancock Whitney Corporation	● Western Alliance Bancorporation
● Cadence Bank	● Pinnacle Financial Partners, Inc.	● Wintrust Financial Corporation
● Columbia Banking System, Inc.	● Synovus Financial Corp.	● Zions Bancorporation
● Comerica Incorporated	● UMB Financial Corporation
● First Horizon Corporation	● Valley National Bancorp

2024 COMPENSATION PROGRAM

In providing its advice to our Compensation Committee regarding executive officer compensation for 2024, WTW reviewed the compensation practices and performance of the companies in our peer group, as well as market data, and discussed our performance and strategic objectives with the Compensation Committee, our CEO, our Chief Financial Officer and our Chief People Officer. In the first quarter of 2024, the Compensation Committee reviewed our executive compensation structure, its competitiveness relative to our peer group and market data and the alignment of our executive pay with the Company’s expected performance.

The Compensation Committee considered the following factors, among others, when setting 2024 compensation for our CEO and the other Named Executive Officers:

●	The compensation levels of comparable executive officers in our peer group as well as other market data for comparable positions;
●	Providing a mix of base salary, annual incentives and long-term equity to align our executive officers’ compensation with our peer group and the market generally;
●	Our targeted financial and strategic performance objectives for 2024;
●	Advice from WTW, the Compensation Committee’s compensation consultant; and
●	Input from our CEO, Chief Financial Officer and Chief People Officer.

Components of Our Executive Compensation Program

The three principal components of our executive compensation program consist of:

●	Base salary;
●	Annual cash incentive compensation; and
●	Long-term equity compensation, delivered through both performance- and service-based equity awards.

50	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

In general, we strive to set the proportions of each component in a manner that aligns with similar roles at companies in our peer group or other comparable companies. For 2024, at-risk compensation represented approximately 79% of our CEO’s target total direct compensation and approximately 68% of our other Current Named Executive Officers’ target total direct compensation, as shown in the following charts:

CEO	Other Current Named Executive Officers (Average)

The only elements of our executive officers’ compensation for 2024 that we paid in cash were base salary and annual cash incentive compensation. In structuring our long-term incentive opportunities for our CEO and the other Current NEOs in 2024, we emphasized the use of performance-based equity awards primarily through performance share units.

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COMPENSATION DISCUSSION AND ANALYSIS

The following table provides details on the three core elements of our 2024 executive compensation program:

COMPONENT	KEY FEATURES
FIXED	Base Salary Fixed compensation for performing the responsibilities associated with an executive’s position
●
Set with reference to scope of role, individual skills and experience and demonstrated performance
●
Informed by peer and market data for similar positions, generally targeted at median
●
Reviewed annually with changes effective in March of each year

AT-RISK COMPENSATION	Annual Incentive Compensation Rewards short-term financial and operational performance
●
Variable, at-risk incentive compensation
●
Target value aligned to peer and market data for similar positions
●
No award for performance below threshold; 50% of target value is paid for threshold performance; maximum award is capped at 200% of target
●
Target opportunities expressed as a percentage of base salary:

2024 NEOs	2024 Target
CEO	125%
Executive Chairman[1]	90% of CEO Target
President and COO	90%
CEO, Commercial Banking	85%
CFO	80%
Chief Credit Officer	65%
Chief Administrative Officer	65%
● 2024 awards were based on the Company’s adjusted EPS as compared to performance goals established by the Compensation Committee at the beginning of the year

Long-Term Equity Compensation

Aligns executive interests with those of our shareholders over the long-term, motivates sustained shareholder returns and shareholder value, as well as retention of critical talent

● Awarded as a combination of performance share units and service-based restricted stock awards ● Used peer group and market data when considering mix of performance and service-based awards:
2024 Equity Mix
2024 NEOs	Performance-Based	Service-Based
CEO and Executive Chairman (1)	60%	40%
Chief Credit Officer	40%	60%
All Other NEOs	50%	50%

●
Target value based on peer and market data for similar positions
●
For performance share units, no shares are earned for performance below threshold; 50% of shares are paid for threshold performance; maximum award is capped at 200% of target
●
Target opportunities expressed as a percentage of base salary:

2024 NEOs	2024 Target
CEO	260%
Executive Chairman[1]	90% of CEO Target
President and COO	130%
CEO, Commercial Banking	110%
CFO	75%
Chief Credit Officer	80%
Chief Administrative Officer	80%

●
Performance share units are based on three-year TSR (50%) and ROATCE (50%), with both metrics measured relative to the performance of companies in the KRX Index
●
Service-based restricted stock vests in three equal installments over three years

1.	Mr. Scudder retired from our Board of Directors and as Executive Chairman on January 31, 2024, and remained as an employee of the Company. His 2024 base salary and short- and long-term target opportunities were set at 90% of the CEO’s base salary and target opportunities in accordance with his letter agreement, as contemplated by the First Midwest Merger. Mr. Scudder retired as an employee of the Company on February 15, 2025.

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COMPENSATION DISCUSSION AND ANALYSIS

The following metrics for our incentive compensation awards were selected given their alignment to short- and long-term value creation and our areas of strategic focus. We also selected these metrics because they are the foundation of what we believe is a responsible incentive program that rewards performance without encouraging excessive risks. In addition, these metrics are commonly used by shareholders and the investment community to evaluate a financial institution’s performance.

The metrics for our incentive compensation programs are selected given their alignment to short-term and long-term value creation and our areas of strategic focus. We also have selected these metrics because they are the foundation of what we believe are a responsible incentive program that rewards performance without encouraging excessive risks and because they are commonly used by shareholders and the investment community to evaluate a financial institution’s performance. When determining the achievement of the performance goals for each metric, we utilize the audited financial results of the Company.

ONE-YEAR PERFORMANCE METRIC FOR ANNUAL INCENTIVE COMPENSATION	WHY IT MATTERS
Adjusted EPS	Reflects the overall profitability of the Company for a given year; encourages management to continue to focus on near-term operating performance.

THREE-YEAR PERFORMANCE METRICS FOR LONG-TERM EQUITY COMPENSATION	WHY IT MATTERS
Relative TSR (50% weighting)

Reflects long-term shareholder value creation; measurement over a three-year period on a relative basis compared to the companies in the KRX Index; assesses our stock performance and dividend payments against a broad market of comparable companies.

Relative ROATCE (50% weighting)

Aligns with long-term shareholder value creation; correlates to higher valuations for common stock of publicly traded bank holding companies; measurement is based on a relative basis compared to the performance of the companies in the KRX Index; assesses our operational performance against the companies in a broad market of comparable companies.

CEO Pay

Mr. Ryan became the CEO of the Company in 2019. Since that time, the Company has increased in size from approximately $20 billion in assets to approximately $54 billion in assets. As such, Mr. Ryan’s annual total compensation has increased to reflect the expanded scope of his responsibilities at a significantly larger organization, as well as to reflect comparability with the compensation of CEOs of companies in our peer group. Following the completion of the Bremer partnership, the Company will have approximately $70 billion in assets.

Base Salary

Base salary is the only component of compensation that is not subject to the achievement of performance or vesting criteria. Base salary is designed to provide a fixed level of cash compensation for effectively performing the responsibilities associated with an executive’s position. We establish base salary ranges for each position based on the ranges for similar positions at peer group companies and other market data provided by WTW. In general, we target base salaries at approximately the median of our peer group or relevant market data. We review base salaries annually and adjust them in March of each year taking into account factors such as peer or market data, changes in duties and responsibilities, individual skills and experience and demonstrated individual performance.

In determining Mr. Ryan’s 2024 base salary, the Compensation Committee considered, among other factors, Mr. Ryan’s leadership skills, financial acumen, strategic insights, leadership role in achieving the

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COMPENSATION DISCUSSION AND ANALYSIS

strong financial results at the Company, the base salaries of CEOs at companies in our peer group and market data.

In determining the respective 2024 base salaries of Messrs. Sander, Sandgren, Moran and Falconer and Ms. Vanzo, the Compensation Committee considered, among other factors, their leadership skills, their respective roles in achieving the financial results of the Company, the base salaries of executives with comparable responsibilities at companies in our peer group and relevant market data. With respect to Ms. Goldfeder, who was hired by the Company in December 2023, the Compensation Committee considered, among other factors, when establishing her base salary her leadership skills, her prospective role in achieving the financial results of the Company, the base salaries of executives with comparable responsibilities at companies in our peer group and relevant market data. The Committee also considered the recommendations of Mr. Ryan when making the compensation decisions for these executives.

The 2024 base salaries as determined by the Compensation Committee and approved by our Board of Directors were as follows:

2024
Name	Base Salary (1)
James C. Ryan, III	$1,224,300
Mark G. Sander	788,000
James A. Sandgren	650,000
John V. Moran, IV	600,000
Carrie S. Goldfeder	500,000
Kendra L Vanzo	473,000

Former Executives
Michael L. Scudder	1,101,870
Brendon B. Falconer	630,000
(1)	2024 base salaries became effective in March 2024, other than Mr. Moran’s, which became effective on September 1, 2024, when he was promoted to the position of Senior Executive Vice President and Chief Financial Officer of the Company.

Annual Incentive Compensation Plan

Overview. Our AICP provides an opportunity for team members who participate in the plan, including our Current NEOs, to earn short-term incentive compensation based upon the achievement of corporate performance compared to pre-set performance goals determined by our Compensation Committee at the beginning of the year. At threshold performance, a participant earns 50% of his or her target award, 100% of target is earned for target performance and 200% of target is earned for maximum performance. No incentive payments are made for performance below the threshold performance level. For performance between threshold and target or between target and maximum, the payout is determined in accordance with a payout curve established by the Compensation Committee at the beginning of the year when the awards are granted.

Each year, the Compensation Committee selects the annual incentive compensation metric(s), performance goals and weightings based on the following objectives:

●	Link pay with annual corporate performance;
●	Emphasize the overall profitability of the Company;
●	Incentivize continued profitable loan growth, with emphasis on credit quality;
●	Incentivize continued fee income growth; and
●	Motivate growth of deposits and maintain a quality, low-cost core deposit base.

54	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee establishes rigorous short-term performance metrics and goals consistent with our annual budget and operating plan. Metrics may include financial, operational, strategic or other key indicators of Company performance. Performance goals are intended to require strong performance to achieve target payout levels.

Annual incentive compensation awards earned are based on the achievement of the performance goals established by the Compensation Committee at the beginning of the year. The payouts of annual incentive compensation awards are typically in cash but may be paid in shares of our common stock. Payouts to our Current NEOs are approved by our Board of Directors based upon recommendations of our Compensation Committee.

2024 Annual Incentive Compensation Plan Structure.* The Compensation Committee selected adjusted EPS as the sole metric for our 2024 AICP to focus management’s efforts on achieving short-term financial performance of the Company. In February 2024, the Compensation Committee determined that adjusted EPS of $1.75 would be required for payout at target, or 100%, under our AICP.

The target EPS performance goal of $1.75 for our 2024 AICP was based on a projection for the Company’s EPS performance in 2024 as compared to the projected 2024 EPS performance of the companies in the KRX Index and after taking into consideration our Board-approved 2024 operating plan and budget.

The variance between our 2024 AICP target performance goal of adjusted EPS of $1.75 and the Company’s adjusted EPS of $2.05 in 2023 (which constituted record EPS performance of the Company) was driven primarily by the banking industry’s lower interest rate environment in 2024 as compared to 2023 and the corresponding impact of this lower interest rate environment on the Company’s 2024 net interest income.

The threshold, target and maximum performance goals for the adjusted EPS metric under our AICP for 2024 are shown in the table below.

	Threshold	Target	Maximum
Adjusted Earnings Per Share	$1.62	$1.75	$2.06
Payout Level	50%	100%	200%

Determination of 2024 AICP Payout.* The Company’s adjusted EPS for 2024 was $1.86. This above-target performance was driven primarily by strong loan, core deposit and fee income growth, strong credit performance and disciplined expense management. However, for purposes of determining the payout under our AICP for 2024, the Compensation Committee reduced adjusted EPS to $1.83 to reflect the impact of a one-time, non-cash charge to earnings that resulted from the Company’s distribution in 2024 to participants in the Company’s 401(k) Plan of the excess pension plan assets attributed to a frozen pension plan that was overfunded at the time the plan was terminated. Under applicable accounting requirements, this distribution of excess plan assets resulted in a one-time, non-cash charge to the Company’s EPS equal to $0.03.

Based on the payout curve established by the Compensation Committee at the beginning of 2024, adjusted EPS of $1.83 resulted in a payout under our AICP for 2024 at 115% of target performance.

*References to EPS in this section are to adjusted EPS, which is an adjusted, non-GAAP financial measure that excludes certain items related to 2024, such as merger-related charges associated with completed and pending acquisitions, CECL Day 1 non-PCD loan provision expense, distribution of excess pension plan assets expense, FDIC special assessment expense, separation expense and net securities losses. The equivalent GAAP measure for adjusted EPS is $1.68. Reference is made to the non-GAAP reconciliation included in the Company’s January 21, 2025 press release reporting its financial results for its 2024 fourth quarter and full year, which was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 21, 2025.

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COMPENSATION DISCUSSION AND ANALYSIS

Long-Term Equity Compensation (Performance Share Units and Restricted Stock)

Our long-term executive compensation consists entirely of equity awards. We believe that stock ownership by our executive officers is an important tool for aligning their interests with those of our shareholders, thereby reinforcing a focus on the long-term financial and stock performance of the Company.

The Compensation Committee selected the allocation of long-term equity compensation between performance share units and service-based restricted stock (and with respect to performance share units, the metrics, performance goals and weightings) based on the following strategic objectives:

●	Link pay with long-term corporate performance and stock price growth;
●	Emphasize the Company’s long-term profitability and strategies;
●	Encourage achievement of business goals that will enhance long-term shareholder value;
●	Reward and retain executives, whose future services are considered essential to the ongoing success of the Company;
●	Provide stock ownership opportunities for our executives, which further align their interests with those of our shareholders; and
●	Promote excellence and teamwork across our executive team.

Annual equity awards in 2024 for our CEO and other NEOs are summarized below:

NAMED EXECUTIVE OFFICER LONG-TERM EQUITY COMPENSATION

Performance Share Units ● CEO and Executive Chairman – 60% of total equity award ● All other NEOS – 40-50% of total equity award

Total Shareholder Return (TSR) – 50%

Total Shareholder Return relative to the performance of the companies in the KRX Index measured over a three-year period ending on December 31, 2026.

Return on Average Tangible Common Equity (ROATCE) – 50%

Return on Average Tangible Common Equity relative to the performance of companies in the KRX Index measured at the end of the three-year period ending on December 31, 2026.

Service-Based Restricted Stock ● CEO and Executive Chairman – 40% of total equity award ● All other NEOs – 50-60% of total equity award	Three-Year Annual Vesting Service-based restricted stock that vests in equal annual installments over a three-year period.

The number of performance share units and shares of service-based restricted stock that we award to our CEO and other Current NEOs and executives is based upon a percentage of their base salaries following consultation with WTW and consideration of peer and market practices. In general, we seek to set long-term incentive opportunities that approximate the median for our peer group.

The Compensation Committee typically makes recommendations to our Board of Directors regarding equity compensation awards at its meeting in February of each year, and these awards are then reviewed and approved by the Board of Directors at its February meeting. Under special circumstances, such as the hiring of a new employee or a substantial promotion of an existing executive, the Compensation Committee may award equity compensation at other times during the year.

56	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Long-term equity compensation awards granted in 2024 were made under our Equity Incentive Plan, which has been approved by our shareholders. These awards are reflected in the “Grants of Plan-Based Awards During 2024” table on page 66.

Performance Share Units. For each performance share unit award, our Compensation Committee established threshold, target and maximum performance levels relative to the performance of the other companies in the KRX Index. The performance share units that may be earned for the 2024 awards are as follows:

METRIC	BELOW THRESHOLD	THRESHOLD	TARGET	MAXIMUM
Relative TSR (50%)	Less than 25th percentile	25th percentile	50th percentile	90th percentile
Relative ROATCE (50%)	Less than 25th Percentile	25th percentile	50th percentile	90th percentile
Associated Payout	No Award	50% of target shares	100% of target shares	200% of target shares

The TSR performance metric takes into account both stock price appreciation and cash dividends (assuming dividend reinvestment), expressed as a percentage increase or decrease. TSR is measured for the Company and compared to the TSR for the other companies in the KRX Index for the three-year performance period to determine the Company’s relative percentile ranking and the corresponding number of performance share units that are earned and converted into shares of our common stock.

Similarly, ROATCE is measured for the Company and compared to the ROATCE for the other companies in the KRX Index as of the end of the three-year performance period to determine the Company’s relative percentile ranking and the corresponding number of performance share units that are earned and converted into shares of our common stock.

The number of performance shares earned is determined in accordance with a payout curve established by the Compensation Committee when the awards are granted. No performance share units are earned for performance below threshold.

Shares distributed upon any performance share units being earned must be held until the executive meets the Company’s stock ownership guidelines. Dividends on performance share units are accrued but not paid until the award is earned following the completion of the performance period. Accrued dividends are paid in additional shares of the Company’s common stock if the performance share units are earned.

In addition, in order to earn a performance share unit award, an executive must, with certain limited exceptions, be employed by the Company during the entire performance period and, following the end of the performance period, until the Company’s relative performance and resulting earned shares are determined by the Compensation Committee.

The annual performance share unit award opportunities granted to our NEOs in March 2024 for the 2024-2026 performance period are as follows. Grant date fair values are reflected at target.

	Number	Grant Date
	of PSUs	Fair Value
Name	Awarded	of PSUs
James C. Ryan, III	118,041	$2,228,612
Mark G. Sander	31,656	597,665
James A. Sandgren	22,095	417,151
John V. Moran, IV	7,787	147,016
Carrie S. Goldfeder	9,888	186,685
Kendra L. Vanzo	11,693	220,761

Former Executives
Michael L. Scudder	106,236	2,005,736
Brendon B. Falconer	23,362	441,075

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COMPENSATION DISCUSSION AND ANALYSIS

Performance Share Units Earned for the 2022-2024 Performance Period. As explained above, the metrics for the performance share unit awards for the three-year performance period that ended on December 31, 2024 were the Company’s relative TSR and ROATCE as compared to the performance of the companies in the KRX Index.

The Company’s TSR for the 2022-2024 performance share awards was 38.8%, which equated to performance at approximately the 86th percentile as compared to the KRX Index. This resulted in the performance share units for the TSR metric being earned at 191% of target.

The Company’s ROATCE for the 2022-2024 performance share awards was 16.6%, which equated to performance at approximately the 82nd percentile as compared to the KRX Index. This resulted in the performance share units for the ROATCE metric being earned at 179% of target. When calculating the Company’s performance for the ROATCE metric, the one-time, non-cash charge relating to the distribution of pension plan assets referred to in “Determination of 2024 AICP Payout” on page 55 was taken into account.

The combined performance of the TSR and ROATCE metrics resulted in the performance share awards for the 2022-2024 performance period being earned at 184.75% of target and paid in March 2025.

Service-Based Restricted Stock. We granted our annual service-based restricted stock awards to our NEOs in March 2024 that will vest in equal annual installments over a three-year period ending in March 2027. We also granted in March 2024 service-based restricted stock awards to our NEOs that represented a portion of their annual incentive compensation earned for 2023 that otherwise would have been paid in cash in 2024. These awards had a one-year vesting period.

In addition, we granted to Mr. Moran a one-time restricted stock award on September 1, 2024 when he was promoted to the position of Senior Executive Vice President and Chief Financial Officer of the Company, and on January 1, 2024, we granted to Ms. Goldfeder a one-time restricted stock sign-on award in connection with her employment by the Company. The annual restricted stock awards, as well as the one-time awards to Mr. Moran and Ms. Goldfeder, will vest in equal annual installments over a three-year period, assuming continued employment by the executive on each vesting date, with certain limited exceptions.

We pay current cash dividends on service-based restricted stock during the vesting period. After the restricted stock has vested, the executive must hold the shares until he or she meets our stock ownership guidelines.

58	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The annual restricted stock awards granted to our NEOs in 2024 were as follows. Grant date fair values are reflected at target.

	Number of Shares	Grant Date
	of Restricted	Fair Value
Name	Stock Awarded	of Shares
James C. Ryan, III	122,084	$2,000,957
Mark G. Sander	50,363	825,450
James A. Sandgren	37,569	615,756
John V. Moran, IV (1)	38,534	706,180
Carrie S. Goldfeder (2)	39,833	665,363
Kendra L. Vanzo	19,819	324,833

Former Executives
Michael L. Scudder	109,795	1,799,540
Brendon B. Falconer	37,141	608,741
(1)	A portion of Mr. Moran’s 2024 restricted stock awards reflect a one-time award granted to Mr. Moran on September 1, 2024, when he was promoted to the position of Senior Executive Vice President and Chief Financial Officer of the Company.
(2)	A portion of Ms. Goldfeder’s 2024 restricted stock awards reflect a one-time sign-on award granted to Ms. Goldfeder on January 1, 2024 in connection with her employment by the Company.

Retirement and Other Welfare Benefits

We maintain a tax-qualified defined contribution plan, known as our 401(k) Plan. The 401(k) Plan allows employees to make pre-tax and Roth 401(k) Plan contributions. Subject to the conditions and limitations of the 401(k) Plan, new employees are automatically enrolled in the 401(k) Plan with an automatic deferral of 5% of eligible compensation, unless participation is changed or declined. All active participants receive a Company match of 100% of the first 5% that they contribute into the 401(k) Plan. We may also make additional profit-sharing contributions, in our discretion. To receive profit-sharing contributions from the Company in a given year, an employee must have (i) completed at least 1,000 hours of service during the year and (ii) been employed on the last day of the year or retired on or after age 65, died or become disabled during the year.

We also maintain a nonqualified deferred compensation plan, known as our Executive Deferred Compensation Plan, for certain management employees. Our CEO and other NEOs and executives are eligible to participate in the plan. An executive may elect to defer up to 25% of his or her base salary and up to 75% of his or her annual cash bonus in this plan. We also provide matching contribution credits under the plan, reduced by any matching contributions under the 401(k) Plan. In addition, we may provide discretionary contribution credits to make up for any reduction in discretionary profit-sharing contributions under the 401(k) Plan due to Internal Revenue Code contribution limits applicable to tax-qualified retirement plans.

Perquisites

In general, we believe that perquisites should not constitute a material portion of any executive’s compensation. Old National offers a limited number of perquisites, including only programs that are aligned with customary market practices. Detailed information regarding perquisites and other compensation is provided in Compensation Tables beginning on page 64.

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COMPENSATION DISCUSSION AND ANALYSIS

Policies, guidelines and other practices

Stock Ownership Guidelines

The Nominating and Corporate Governance Committee and Board of Directors have adopted stock ownership guidelines for the Company’s executive officers, including our NEOs, that are consistent with market practices and ensure our executives retain stock of the Company received as compensation until the target ownership level is achieved. Under the guidelines, the NEOs are required to hold shares of our common stock with a value which is the lesser of the following:

POSITION OR SALARY	TARGET OWNERSHIP GUIDELINES
Chief Executive Officer	5x salary in stock or 200,000 shares
Chief Operating Officer	4x salary in stock or 100,000 shares
Salary equal to or greater than $250,000	3x salary in stock or 50,000 shares

As of the date of this Proxy Statement, each of our NEOs has met the applicable stock ownership guidelines requirement. For purposes of the guidelines, unvested shares of service-based restricted stock, phantom shares in our Non-qualified Deferred Compensation Plan and shares held in our 401(k) Plan are considered owned. Unearned performance share units are not counted towards the satisfaction of our stock ownership guidelines.

Clawback, Insider Trading and Anti-Pledging and Anti-Hedging Policies

Clawback Policy. The Company maintains a clawback policy that complies with SEC and Nasdaq listing rules relating to clawback policies. The Company’s clawback policy provides for recovery of incentive-based compensation (including both cash and equity compensation) erroneously received by current or former executive officers during the three completed fiscal years immediately preceding the year in which the Company is required to prepare an accounting restatement due to material non-compliance with financial reporting requirements. The amount of the incentive-based compensation subject to recovery as erroneously received during the three-year lookback period is the excess of such compensation actually received over the amount that would have been received had the relevant Company financial statements been correct in the first instance.

Any recoupment under this clawback policy would be in addition to any similar rights or remedies the Company may have under any employment, award or other agreements, incentive compensation plan or similar plans or programs, other clawback, recovery or forfeiture policies or any laws, rules or listing standards applicable to the Company.

The Board believes that this policy and recoupment terms in other agreements, along with Company requirements that executive officers maintain a significant level of stock ownership in the Company during their employment, provide significant incentives for such executives to avoid taking inappropriate risks and to support sound enterprise risk assessment and oversight, while also helping promote management of the Company with a long-term view. Our clawback policy can be found attached as Exhibit 97 to our Form 10-K.

Insider Trading Policy and Prohibitions on Pledging and Hedging. Under our insider trading policy, all directors, officers and employees, including certain of their family members and others described below, are prohibited at all times from: (a) holding any Company securities in a margin account, borrowing against any account in which Company securities are held or pledging Company securities as collateral for a loan without the approval of our Chief Legal Officer; (b) engaging in puts, calls or other

60	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

derivative transactions relating to the Company’s securities; (c) short-selling securities of the Company; and (d) purchasing any financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of any equity securities of the Company.

The foregoing restrictions apply to all types of securities of the Company that are owned directly or indirectly by any director, officer or employee, including Company securities owned by any family members where the director, officer or employee is deemed to beneficially own such securities or by any other persons or entities designated to engage in securities transactions on behalf of such director, officer or employee. These restrictions will not preclude any director, officer or employee, their family members or their designees from investing in broad-based mutual or index funds that may hold Company securities. Our insider trading policy can be found attached as Exhibit 19 to our Form 10-K.

Risk Assessment of Executive Compensation Program

Each year, our Chief Risk Officer performs an executive compensation program risk assessment and presents the results to our Compensation Committee. The Compensation Committee reviews the results and discusses the assessment with both our Chief Risk Officer and WTW, the Committee’s independent compensation consultant. The risk assessment allows our Compensation Committee to confirm that our executive compensation program is designed such that executive officers are not encouraged to take excessive or imprudent risks to enhance their compensation. As part of its risk assessment process in 2024, the Compensation Committee confirmed the following:

●	The risks associated with the Company’s compensation programs for all employees are appropriately identified and managed.
●	Compensation arrangements appropriately balance risk taking with financial results in a way that does not encourage excessive risk-taking beyond the ability of the Company to identify and manage the risk.
●	The Company’s compensation philosophy, incentive compensation arrangements, performance metrics and goals and performance management are supported by an appropriate corporate governance process, including active and effective oversight.
●	Corporate incentive and commission-based arrangements are designed to be compatible with effective controls and risk management and are written with shareholder value in mind.

Tax Considerations

Section 162(m) of the Internal Revenue Code was amended by the Tax Cuts and Jobs Act of 2017 to eliminate the tax deduction for performance-based compensation (other than with respect to payments made in accordance with certain “grandfathered” arrangements entered into prior to November 2, 2017) and to expand the group of current and former executive officers who may be covered by the $1 million per year compensation deduction limit per covered employee under Section 162(m). The Compensation Committee intends to continue the pay-for-performance philosophy of awarding executive pay notwithstanding the deductibility limitation of Section 162(m).

Employment and Confidentiality and Restrictive Covenant Agreements with Our Executive Officers

Each of Messrs. Ryan, Sander, Sandgren and Moran, Ms. Goldfeder and Ms. Vanzo is party to an employment agreement with the Company (collectively, the “Employment Agreements”) along with a confidentiality and restrictive covenants agreement (collectively, the “CRC Agreements”). Under their Employment Agreements, the executives are entitled to base salary, incentive compensation

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	61

COMPENSATION DISCUSSION AND ANALYSIS

opportunities (both cash and equity) and other employee benefits made available to similarly situated executives.

The Employment Agreements require the Company to make severance payments upon certain terminations of employment, including upon a termination by the Company of the executive’s employment (other than for Cause) or a resignation of employment by the executive for Good Reason, either prior to or following a Change in Control of the Company (as such terms are defined in the applicable Employment Agreement). To receive his or her severance benefits, the executive must satisfy the terms of his or her Employment Agreement, including the timely execution by the executive of a release of claims against the Company and, in situations involving resignation for Good Reason, provision of timely notice to the Company of the executive’s asserted Good Reason basis for resignation.

The Employment Agreements also provide for enhanced severance benefits upon the occurrence of a “second trigger” (Company termination of the executive’s employment without Cause or resignation by the executive for Good Reason) following a qualifying change in control of the Company.

See “Potential Payments upon Termination of Employment or Change in Control” beginning on page 71 for a description of the Company’s obligations to the NEOs under various described employment termination scenarios, either before or after a change in control. See also the tables in that section that set forth the estimated values and details of the termination benefits payable to the NEOs under those circumstances.

In addition, the Employment and CRC Agreements provide for, among other terms:

●	No Gross-up on Severance Benefits – The Company does not provide any tax gross-up on severance benefits, including in connection with any change in control. If any change in control-related severance amounts otherwise would constitute “excess parachute payments” subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, the payment will be reduced to the safe harbor amount in a manner determined by the Company.
●	No Gross-up on Benefit Continuation – There will be a continuation of medical benefit coverage provided by the Company for a period of time after employment is terminated in certain circumstances. Any tax resulting from these payments will be the executive’s responsibility.
●	No Walk Away Provision – Executives do not have the ability to voluntarily terminate their employment following a change in control and receive severance benefits without the occurrence of a “double trigger,” namely events or circumstances constituting Good Reason (as defined in the Employment Agreements). Executives have the right to terminate their employment for Good Reason within 24 months following a change in control and receive severance and other benefits.
●	Confidentiality, Non-Solicitation and Non-Competition Covenants – Executives must comply with certain confidentiality, non-solicitation and non-competition covenants contained in the CRC Agreements, both during and following their employment with the Company.

The Employment Agreements and CRC Agreements were entered into after the Compensation Committee reviewed their material terms and both existing and emerging market practices with respect to such arrangements. Based on information and input provided by WTW, the Compensation Committee determined that the total compensation and benefits provided in the Employment Agreements, including the severance benefits in different employment termination scenarios, were consistent with prevailing market practices.

See “Named Executive Officer Employment Agreements” beginning on page 69 of this Proxy Statement for additional information regarding the Employment Agreements and CRC Agreements.

62	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATIOn committee report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K with management and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee

Kathryn J. Hayley, Chairperson

Peter J. Henseler, Vice Chairperson

Barbara A. Boigegrain

Daniel S. Hermann

Ryan C. Kitchell

Austin M. Ramirez

Thomas E. Salmon

Rebecca S. Skillman

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	63

COMPENSATION TABLES

2024 SUMMARY COMPENSATION TABLE

The table below provides information regarding compensation earned by our Named Executive Officers in 2024:

						Change in
						Pension Value
						and Nonqualified
					Non-Equity	Deferred	All
				Stock	Incentive Plan	Compensation	Other
		Salary	Bonus	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	(1)	(2)	(3)(4)	(5)	(6)	(7)
James C. Ryan, III	2024	$1,210,973	$—	$4,229,568	$1,740,774	$—	$361,518	$7,542,833
Chairman and	2023	1,144,423	—	3,011,947	2,145,793	6,692	214,656	6,523,511
Chief Executive Officer	2022	1,069,231	—	7,736,725	2,673,077	—	178,956	11,657,989
Mark G. Sander	2024	780,692	1,775,000	1,423,115	808,016	62,718	342,338	5,191,879
President and	2023	743,269	1,775,000	975,124	947,668	91,753	147,525	4,680,339
Chief Operating Officer	2022	604,231	—	913,859	1,186,240	—	150,294	2,854,624
James A. Sandgren	2024	645,192	—	1,032,907	551,337	109,459	151,955	2,490,850
CEO, Commercial	2023	620,192	—	687,584	790,745	—	92,342	2,190,863
Banking	2022	593,269	—	3,391,654	1,008,558	—	87,943	5,081,424
John V. Moran, IV (8)	2024	522,308	62,500	853,196	480,523	7,969	76,912	2,003,408
Senior EVP and Chief	2023	395,192	62,500	299,173	296,394	7,601	38,062	1,098,922
Financial Officer	2022	370,192	—	623,515	370,192	286	24,569	1,388,754
Carrie S. Goldfeder (9)	2024	500,000	—	852,048	373,750	28	45,269	1,771,095
EVP and Chief Credit Officer
Kendra L. Vanzo	2024	468,577	125,000	545,595	350,261	12,606	90,212	1,592,251
Senior EVP and Chief	2023	445,192	125,000	360,044	434,062	—	50,204	1,414,502
Administrative Officer	2022	415,385	—	1,027,980	540,000	—	43,658	2,027,023

Former Executives
Michael L. Scudder	2024	1,089,876	2,700,000	3,805,276	1,566,697	49,889	562,753	9,774,491
Former Executive Chairman	2023	1,029,981	2,700,000	2,710,762	1,931,214	46,011	208,198	8,626,166
	2022	834,231	—	2,529,206	2,388,461	—	238,512	5,990,410
Brendon B. Falconer (10)	2024	430,385	125,000	1,049,816	—	—	2,686,490	4,291,691
Former Chief Financial Officer	2023	590,385	125,000	720,092	708,461	—	75,067	2,219,005
	2022	535,577	—	1,288,518	856,923	—	41,385	2,722,403
(1)	2024 base salaries became effective in March 2024 other than Mr. Moran’s, which became effective on September 1, 2024 when he was promoted to Senior Executive Vice President and Chief Financial Officer.
(2)	The “Bonus” column reflects: (a) for Messrs. Sander and Scudder, retention award payments payable on February 15, 2023 and February 15, 2024 under their respective letter agreements entered into in connection with the First Midwest Merger and described in the proxy statement relating to our 2024 annual meeting; and (b) for Mr. Moran, Ms. Vanzo and Mr. Falconer, one-time performance-based cash integration-related awards, payable in two annual installments, relating to the First Midwest Merger and described in the proxy statement relating to our 2023 annual meeting.
(3)	Stock awards included in this column consist entirely of performance share units and service-based restricted stock granted under our Equity Incentive Plan. The grant date value of the awards is determined under FASB ASC Topic 718. For performance share units, the grant date value reflected above is based on the number of units that would be earned at target performance. The value of the awards assuming that maximum performance levels are achieved for the 2024, 2023 and 2022 awards, respectively, would be: Mr. Ryan ($6,458,180, $4,839,604 and $9,418,857); Mr. Sander ($2,020,780, $1,469,615 and $1,369,422); Mr. Sandgren (1,450,058, $1,036,263 and $3,715,132); Mr. Moran ($1,000,212, $420,883 and $733,786); Ms. Goldfeder ($1,038,734); Ms. Vanzo ($766,356, $542,624, and $1,194,611); Mr. Scudder ($5,811,011, $4,355,656 and $4,043,116); Mr. Falconer ($1,490,890, $1,085,256 and $1,585,033). For the number of performance share units and shares of service-based restricted stock awarded in 2024, please refer to the table under “Grants of Plan-Based Awards during 2024.”
(4)	Stock awards for 2022 also include the following one-time, performance-based integration awards that were issued in connection with the First Midwest Merger and earned based on the achievement of certain Merger-related cost savings: Mr. Ryan, 296,063 performance share units ($4,926,488); Mr. Sandgren, 164,829 performance share units ($2,742,755); Mr. Moran, 20,844 performance share units ($346,844), Ms. Vanzo, 41,689 performance share units ($693,705), and Mr. Falconer, 41,689 performance share units ($693,705). The amounts included in the preceding sentence reflect the grant date fair value of the awards and were described in the proxy statement relating to our 2023 annual meeting.
(5)	These amounts reflect annual cash incentive compensation awards earned under the AICP.
(6)	None of our executives have any benefits under the Company's remaining frozen defined benefit pension plan. Any amounts listed for 2024, 2023 and 2022 represent the amount of the executive’s earnings credited under our Executive Deferred Compensation Plan in excess of the earnings that would have been credited using the applicable federal long-term rate, with compounding (as described by Section 1274(d) of the Internal Revenue Code).

64	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

COMPENSATION TABLES

(7)	The amounts specified in the “All Other Compensation” column include perquisites, Company contributions to defined contribution plans, cash dividends on restricted stock and life insurance premiums. Please refer to the additional detailed information in the next table captioned “All Other Compensation for 2024. See footnote (10) to this table with respect to Mr. Falconer.
(8)	A portion of Mr. Moran’s 2024 stock awards reflect a one-time service-based restricted stock award granted to Mr. Moran on September 1, 2024, when he was promoted to the position of Senior Executive Vice President and Chief Financial Officer of the Company.
(9)	A portion of Ms. Goldfeder’s 2024 stock awards reflect a one-time sign-on service-based restricted stock award granted to Ms. Goldfeder on January 1, 2024, after she joined the Company in December 2023.
(10)	Mr. Falconer retained a pro-rata portion of the value of his outstanding equity awards reflected in this table in connection with the termination of his employment from the Company consistent with the terms of his employment agreement and related award agreements. Mr. Falconer’s severance payment under his employment agreement is reflected in the “All Other Compensation” column for the year 2024. See “Overview of Employment and CRC Agreements – Former Executives” under the heading “Named Executive Officer Employment Agreements” beginning on page 69.

ALL OTHER COMPENSATION FOR 2024

		Company
	Perquisites	Contributions	Cash
	& Other	to Defined	Dividends on	Life
	Personal	Contribution	Restricted	Insurance
Name	Benefits (1)	Plans (2)	Stock	Premiums (3)	Total
James C. Ryan, III	$47,246	$206,075	$105,488	$2,709	$361,518
Mark G. Sander	19,163	200,425	120,993	1,757	342,338
James A. Sandgren	22,166	96,638	31,689	1,462	151,955
John V. Moran, IV	1,378	53,469	21,076	989	76,912
Carrie S. Goldfeder	4,549	17,250	22,306	1,164	45,269
Kendra L. Vanzo	8,051	64,460	16,647	1,054	90,212

Former Executives
Michael L. Scudder	9,847	321,122	229,346	2,438	562,753
Brendon B. Falconer	2,614,394	55,412	15,753	931	2,686,490
(1)

Mr. Ryan received personal use of the Company’s corporate aircraft valued at $16,094 and home security benefits of $9,395. Messrs. Ryan, Sander and Sandgren received country club membership benefits of $5,455, $11,953 and $5,478, respectively, for business development purposes. Messrs. Ryan and Sandgren both received executive physical examination benefits of $1,302 and $1,688, respectively. Both also received financial planning benefits of $15,000. Mr. Sander also received an auto allowance benefit of $7,000 and a cell phone allowance benefit of $210. Mr. Falconer received a severance payment under his employment agreement of $2,606,894 in 2024. Additionally, Mr. Falconer received a payment of $7,500 for financial planning benefits.

(2)

The “Company Contributions to Defined Contribution Plans” column includes the following amounts contributed by the Company to its 401(k) Plan and Executive Deferred Compensation Plan, respectively, for the following NEOs: Mr. Ryan: $18,500 and $174,375; Mr. Sander: $18,500 and $168,725; Mr. Sandgren: $18,500 and $64,938; Mr. Moran: $18,500 and $21,769; Ms. Goldfeder: $17,250 and $0; Ms. Vanzo: $18,500 and $32,760; Mr. Scudder: $18,500 and $289,422; and Mr. Falconer: $18,500 and $23,712. In addition to these regular plan matching contributions, Mr. Ryan, Mr. Sander, Mr. Sandgren, Mr. Moran, Ms. Vanzo, Mr. Scudder, and Mr. Falconer all received an additional $13,200 employer contribution to the Company’s 401(k) Plan in 2024 as a part of our 2023 annual incentive payout as disclosed in the proxy statement relating to our 2024 annual meeting.

(3)	Amounts in this column reflect life insurance premiums paid for each listed Named Executive Officer. Executive officers receive group life insurance coverage equal to two times base salary.

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	65

COMPENSATION TABLES

GRANTS OF PLAN-BASED AWARDS DURING 2024

								All Other	All Other
								Stock	Option	Exercise	Grant
								Awards:	Awards:	or Base	Date Fair
								Number of	Number of	Price of	Value of
		Estimated Future Payouts Under Non-			Estimated Future Payouts Under			Shares of	Securities	Option	Stock and
	Grant	Equity Incentive Plan Awards (1)			Equity Incentive Plan Awards (2)			Stock or	Underlying	Awards	Options
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units (3)	Options (4)	per Share	Awards (5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
James C. Ryan, III	3/1/2024	$756,858	$1,513,716	$3,027,432	—	—	—	—	—	—	$—
	3/1/2024	—	—	—	59,021	118,041	236,082	—	—	—	2,228,611
	3/1/2024	—	—	—	—	—	—	122,084	—	—	2,000,957
Mark G. Sander	3/1/2024	351,312	702,623	1,405,246	—	—	—	—	—	—	—
	3/1/2024	—	—	—	15,828	31,656	63,312	—	—	—	597,665
	3/1/2024	—	—	—	—	—	—	50,363	—	—	825,450
James A. Sandgren	3/1/2024	274,207	548,413	1,096,826	—	—	—	—	—	—	—
	3/1/2024	—	—	—	11,048	22,095	44,190	—	—	—	417,151
	3/1/2024	—	—	—	—	—	—	37,569	—	—	615,756
John V. Moran, IV	3/1/2024	208,923	417,846	835,692	—	—	—	—	—	—	—
	3/1/2024	—	—	—	3,894	7,787	15,574	—	—	—	147,016
	3/1/2024	—	—	—	—	—	—	16,971	—	—	278,155
	9/1/2024	—	—	—	—	—	—	21,563	—	—	428,025
Carrie G. Goldfeder	3/1/2024	162,500	325,000	944,615	—	—	—	—	—	—	—
	3/1/2024	—	—	—	4,944	9,888	19,776	—	—	—	186,685
	1/1/2024							25,000			422,250
	3/1/2024	—	—	—	—	—	—	14,833	—	—	243,113
Kendra L. Vanzo	3/1/2024	351,312	702,623	1,405,246	—	—	—	—	—	—	—
	3/1/2024	—	—	—	5,847	11,693	23,386	—	—	—	220,761
	3/1/2024	—	—	—	—	—	—	19,819	—	—	324,834

Former Executives
Michael L. Scudder	3/1/2024	681,173	1,362,345	2,724,690	—	—	—	—	—	—	—
	3/1/2024	—	—	—	53,118	106,236	212,472	—	—	—	2,005,736
	3/1/2024	—	—	—	—	—	—	109,795	—	—	1,799,540
Brendon B. Falconer (6)	3/1/2024	249,733	499,465	998,930	—	—	—	—	—	—	—
	3/1/2024	—	—	—	11,681	23,362	46,724	—	—	—	441,075
	3/1/2024	—	—	—	—	—	—	37,141	—	—	608,741
(1)	All non-equity incentive plan awards in 2024 were made under the AICP.
(2)	The shares in Columns (f), (g) and (h) represent performance share units granted under our Equity Incentive Plan. These performance share unit awards are based upon the Company’s relative performance compared to the other companies in the KRX Index, with 50% of the total award based upon TSR and the other 50% of the total award based upon ROATCE. The performance period for all of these performance-based awards for TSR and ROATCE is the three-year period ending December 31, 2026, with the restriction period ending on March 15, 2027. Dividends accrue on earned shares and are paid in shares of Company common stock once the award is earned.
(3)	Column (i) represents shares of service-based restricted stock awards granted under our Equity Incentive Plan that vest in three substantially equal annual installments on the anniversary date of the grant in 2025, 2026 and 2027. Also included are service-based restricted stock awards granted in 2024 that represented a portion of the annual incentive compensation earned for 2023 under our AICP that otherwise would have been paid in cash in 2024; these awards had a one-year vesting period. Shares of service-based restricted stock granted on September 1, 2024 to Mr. Moran were made in connection his promotion to Senior Executive Vice President and Chief Financial Officer of the Company and will vest in three substantially equal installments on September 1, 2025, 2026 and 2027. Shares of service-based restricted stock granted on January 1, 2024 to Ms. Goldfeder were made in connection with her employment as Chief Credit Officer of the Company and will vest in three substantially equal installments on January 1 of 2025, 2026 and 2027. Vesting for all shares is contingent upon the NEO remaining employed during the required service period, with certain limited exceptions. NEOs are entitled to dividends on the restricted stock during the vesting period.
(4)	No stock options were granted in 2024.
(5)	The fair market value of the ROATCE performance-based performance share units reported in Column (l) is the grant date value based on the closing price of the Company’s common stock. A Monte-Carlo simulation is used to determine the fair market value of the relative TSR performance share units. The fair market value of the service-based restricted stock reported in Column (l) is the grant date value of the awards based on the closing price of the Company’s common stock.
(6)	The number of shares and amounts listed for Mr. Falconer are based on the full value of equity awards that were granted to him in 2024 prior to his last day of employment with the Company and do not reflect any reductions of those awards that occurred in connection with the termination of his employment on August 31, 2024.

66	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

COMPENSATION TABLES

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2024

	Stock Awards (1)
				Equity Incentive		Equity Incentive
				Plan Awards:		Plan Awards:
	Number of		Market Value of	Number of Unearned		Market or Payout Value
	Shares or Units		Shares or Units	Shares, Units, or		of Unearned Shares, or
	of Stock that		of Stock that	Other Rights that		or Other Rights that
Name	Have Not Vested		Have Not Vested	Have Not Vested		Have Not Vested
James C. Ryan, III	21,197	(2)	$460,187	210,680	(8)	$4,573,863
	45,090	(3)	978,904	216,918	(9)	4,709,290
	78,694	(4)	1,708,447	243,303	(10)	5,282,108
	43,390	(5)	941,997
Mark G. Sander	8,612	(2)	186,967	57,057	(8)	1,238,707
	18,300	(3)	397,293	58,689	(9)	1,274,138
	31,656	(4)	687,252	65,248	(10)	1,416,534
	18,707	(5)	406,129
James A. Sandgren	6,115	(2)	132,757	40,514	(8)	879,559
	12,904	(3)	280,146	41,382	(9)	898,403
	22,095	(4)	479,682	45,540	(10)	988,673
	15,474	(5)	335,941
John V. Moran, IV	3,127	(2)	67,887	13,810	(8)	299,815
	6,757	(3)	146,694	14,444	(9)	313,579
	11,681	(4)	253,595	16,050	(10)	348,446
	5,290	(5)	114,846
	21,563	(6)	468,133
Carrie G. Goldfeder	25,000	(7)	542,750	20,380	(10)	442,450
	14,833	(4)	322,024	—		—
Kendra L. Vanzo	3,150	(2)	68,387	20,870	(8)	453,088
	6,757	(3)	146,694	21,670	(9)	470,456
	11,693	(4)	253,855	24,101	(10)	523,233
	8,126	(5)	176,415

Former Executives
Michael L. Scudder	19,078	(2)	414,183	189,612	(8)	4,116,477
	40,582	(3)	881,035	195,226	(9)	4,238,356
	70,825	(4)	1,537,611	218,970	(10)	4,753,839
	38,970	(5)	846,039
Brendon B. Falconer (11)	—		—	30,944	(8)	671,794
	—		—	21,666	(9)	470,369
	—		—	8,022	(10)	174,158

(1)	The table values are based on a price of $21.71 of the Company’s common stock, which is the closing price of our stock as reported by the Nasdaq Stock Market on December 31, 2024, which was the last trading day of the year.
(2)	Listed shares and amounts include service-based restricted stock granted in 2022 that vested on March 2, 2025.
(3)	Listed shares and amounts include service-based restricted stock granted in 2023 that will vest in two substantially equal installments on March 1 of 2025 and 2026.
(4)	Listed shares and amounts include service-based restricted stock granted in 2024 that will vest in three substantially equal installments on March 1 of 2025, 2026 and 2027.
(5)	Listed shares and amounts include service-based restricted stock granted in 2024 that vested in full on March 1, 2025. These shares constitute service-based restricted stock awards granted in 2024 that represented a portion of the annual incentive compensation earned for 2023 under our AICP that otherwise would have been paid in cash in 2024; these awards had a one-year vesting period.
(6)	Listed shares and amounts include service-based restricted stock granted in connection with Mr. Moran's promotion to Senior Executive Vice President and Chief Financial Officer of the Company that will vest in three substantially equal installments on September 1, 2025, 2026 and 2027.
(7)	Listed shares and amounts include service-based restricted stock granted in connection with Ms. Goldfeder's employment as Chief Credit Officer of the Company that will vest in three substantially equal installments on January 1 of 2025, 2026 and 2027.
(8)	This award represents performance share units granted in 2022 under our Equity Incentive Plan. Each such performance share unit award is based upon the Company’s relative performance compared to the other companies in the KRX Index, with 50% of the total award based upon TSR and the other 50% of the total award based upon ROATCE. The performance period for all of these performance-based awards was the three-year period ended December 31, 2024, with the restriction period having ended on March 15, 2025. Dividends accumulate on earned shares and are paid in additional shares of Company common stock upon vesting. The number of performance share units and shares shown in the table assumes maximum performance has been achieved. With respect to Mr. Ryan, Mr. Sander, Mr. Sandgren, Mr. Moran, Ms. Vanzo, Mr. Scudder and Mr. Falconer: the number of shares that would result from threshold performance would be 52,668, 14,262, 10,127, 3,452, 5,216, 47,401 and 7,734, respectively; and the number of shares that would result from target performance would be 105,340, 28,528, 20,257, 6,905, 10,435, 94,805 and 15,472, respectively.

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	67

COMPENSATION TABLES

(9)	This award represents performance share units granted in 2023 under our Equity Incentive Plan. Each such performance share unit award is based upon the Company’s relative performance compared to the other companies in the KRX Index, with 50% of the total award based upon TSR and the other 50% of the total award based upon ROATCE. The performance period for all of these performance-based awards is the three-year period ending December 31, 2025, with the restriction period ending on March 15, 2026. Dividends accumulate on earned shares and are paid in additional shares of Company common stock upon vesting. The number of performance share units and shares shown in the table assumes maximum performance has been achieved. With respect to Mr. Ryan, Mr. Sander, Mr. Sandgren, Mr. Moran, Ms. Vanzo, Mr. Scudder and Mr. Falconer: the number of shares that would result from threshold performance would be 54,228, 14,672, 10,346, 3,610, 5,418, 48,806 and 5,415, respectively; and for target performance, the number of shares for such NEOs would be 108,458, 29,344, 20,691, 7,222, 10,835, 97,613, and 10,832, respectively.
(10)	This award represents performance share units granted in 2024 under our Equity Incentive Plan. Each such performance share unit award is based upon the Company’s relative performance compared to the other companies in the KRX Index, with 50% of the total award based upon TSR and the other 50% of the total award based upon ROATCE. The performance period for all of these performance-based awards is the three-year period ending December 31, 2026, with the restriction period ending on March 15, 2027. Dividends accumulate on earned shares and are paid in additional shares of Company common stock upon vesting. The number of performance share units and shares shown in the table assumes maximum performance has been achieved. With respect to Mr. Ryan, Mr. Sander, Mr. Sandgren, Mr. Moran, Ms. Goldfeder, Ms. Vanzo, Mr. Scudder and Mr. Falconer: the number of shares that would result from threshold performance would be 60,825, 16,312, 11,384, 4,012, 5,094, 6,025, 54,742 and 2,004, respectively; and for target performance, the number of shares for such NEOs would be 121,651, 32,624, 22,769, 8.025, 10,190, 12,051, 109,484, and 4,010, respectively.
(11)	The number of shares and amounts listed for Mr. Falconer are based on equity awards that were granted to him prior to his last day of employment and reflect reductions of those awards that occurred in connection with the termination of his employment with the Company on August 31, 2024.

OPTION EXERCISES AND STOCK VESTED IN 2024

	Stock Awards:
	Number of	Value
	Shares Acquired	Realized on
Name	on Vesting	Vesting
James C. Ryan, III	131,624	$2,174,957
Mark G. Sander	62,928	1,030,637
James A. Sandgren	45,651	754,861
John V. Moran, IV	20,623	340,841
Carrie G. Goldfeder	—	—
Kendra L. Vanzo	22,036	364,283

Former Executives
Michael L. Scudder	117,355	1,921,889
Brendon B. Falconer	50,001	882,359

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COMPENSATION TABLES

2024 NONQUALIFIED DEFERRED COMPENSATION

	Executive	Company	Aggregate		Aggregate
	Contributions	Contributions	Earnings	Aggregate	Balance at
	in Last Fiscal	in Last Fiscal	in Last Fiscal	Withdrawals/	Last Fiscal
Name	Year	Year (1)	Year (2)	Distributions	Year End (3)
James C. Ryan, III
ONB Executive Deferred Compensation Plan	$268,541	$174,375	$94,925	—	$1,962,109
Mark G. Sander
ONB Executive Deferred Compensation Plan	984,972	168,725	74,372	—	1,751,321
FMBI Nonqualified Retirement Plan	—	—	159,141	—	1,590,448
James A. Sandgren
ONB Executive Deferred Compensation Plan	114,875	64,938	161,573	—	1,087,220
John V. Moran, IV
ONB Executive Deferred Compensation Plan	69,725	21,769	19,689	—	228,942
Carrie G. Goldfeder
ONB Executive Deferred Compensation Plan	36,923	—	1,246	—	38,169
Kendra L. Vanzo
ONB Executive Deferred Compensation Plan	60,915	32,760	42,759	—	605,380

Former Executives
Michael L. Scudder
ONB Executive Deferred Compensation Plan	475,548	289,422	52,012	—	1,204,626
FMBI Nonqualified Retirement Plan	—	—	72,869	—	635,573
FMBI Nonqualified Stock Option Gain Deferral Plan	—	—	23,297	—	94,947
Brendon B. Falconer
ONB Executive Deferred Compensation Plan	12,912	23,712	7,958	—	168,263
(1)	These amounts are also included under “All Other Compensation” in the “2024 Summary Compensation Table” on page 64.
(2)	Of the 2024 balances reported in this column, the amounts of $62,718, $109,459, $7,969, $28, $12,606, and $49,889 with respect to Mr. Sander, Mr. Sandgren, Mr. Moran, Ms. Goldfeder, Ms. Vanzo and Mr. Scudder, respectively, were reported under "Change in Pension Value and Non-Qualified Deferred Compensation' in the Summary Compensation Table on page 64.
(3)	Of the 2024 balances reported in this column, the amounts of $373,152, $138,623, $216,143, $89,968, $114,393, and $53,590 with respect to Mr. Ryan, Mr. Sander, Mr. Sandgren, Ms. Vanzo, Mr. Scudder and Mr. Falconer, respectively, were reported in the Summary Compensation Table in prior years.

Named Executive Officer Employment Agreements

Overview of Employment and CRC Agreements

Current NEOs

Each of Messrs. Ryan, Sander, Sandgren and Moran, Ms. Goldfeder and Ms. Vanzo is party to an Employment Agreement and CRC Agreement with the Company. The Employment Agreements with each of our Current NEOs provide for automatic, successive one-year terms ending on December 31 of each year unless the executive or the Company provides written notice of non-renewal to the other at least 60 days before the end of the applicable year. The Employment Agreements set forth the position, responsibilities and annual compensation, among other items, of each executive. In general, under their Employment Agreements, the Current NEOs are entitled to a base salary, incentive compensation opportunities (both cash and equity) and other employee benefits as determined by our Board of Directors.

The Employment Agreements require the Company to make severance payments upon certain employment terminations, including upon a termination of the executive’s employment (other than for Cause) or a resignation of employment by the executive for Good Reason, either prior to or following a Change in Control of the Company (as such terms are defined in the applicable Employment

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	69

COMPENSATION TABLES

Agreement). Termination of employment also may impact outstanding equity awards, as well as benefits payable under employee benefit plans.

The CRC Agreements with our Current NEOs, and Mr. Scudder’s 2018 restrictive covenants agreement with First Midwest, contain confidentiality, non-solicitation and non-competition provisions applicable to the executive. The confidentiality terms in those agreements apply during and after the executive’s employment with the Company. Under the CRC Agreements, the non-solicitation and non-competition provisions apply during employment and remain in effect for a period of one year following any employment termination, subject to extension for any period in which the executive is in breach of those provisions. Under his First Midwest restrictive covenants agreement, Mr. Scudder is subject to non-solicitation and non-competition provisions that remain in effect for two years following his retirement.

Former Executives

As part of the First Midwest Merger, the Company assumed Mr. Scudder’s existing First Midwest employment agreement dated June 18, 2018, as amended and restated, his companion 2018 First Midwest restrictive covenants agreement and a separate May 2021 letter agreement that he had signed with First Midwest in connection with the First Midwest Merger. Mr. Scudder’s letter agreement provided for his role as Executive Chairman of the Company after the closing of the First Midwest Merger and, following his retirement as a director and Executive Chairman on January 31, 2024, his service to the Company through February 15, 2025, as well as his compensation and benefits for such service as an employee was described in the proxy statement for our 2024 annual meeting. Mr. Scudder retired as an employee of the Company on February 15, 2025.

Mr. Falconer’s employment with the Company was terminated without cause effective August 31, 2024, and a separation agreement was entered into between the Company and Mr. Falconer at that time. The separation agreement provides for the payment of severance benefits and the treatment of unvested/unearned equity awards consistent with an involuntary termination of employment without cause, as defined in Mr. Falconer’s employment agreement, and in accordance with the terms of the award agreements covering unvested/unearned equity awards. Mr. Falconer continues to be bound by the terms of the CRC Agreement between the Company and Mr. Falconer, which includes confidentiality, non-solicit (customers and employees), non-competition and other covenants and restrictions. These covenants and restrictions are consistent with the CRC Agreements between the Company and our Current NEOs described above.

In accordance with the terms of Mr. Falconer’s employment agreement with the Company and his respective equity award agreements, Mr. Falconer retained a pro-rata portion of his outstanding equity awards that reflect his service through his last day of employment relative to the full vesting and/or performance periods for each award. With respect to performance share units, the pro-rata shares he retained remain contingent on Company performance for the duration of the full performance period. Any shares earned at the end of the performance period will vest and be paid at the same time as other executives. With respect to shares of restricted stock, the pro-rata shares he retained were accelerated and vested on his separation date. With respect to severance, Mr. Falconer received a severance payment in accordance with the provisions of his employment agreement equal to (i) his pro-rated target annual bonus for 2024 based on the number of days in 2024 that he was employed by the Company, (ii) two times the sum of his 2024 base salary and target annual bonus and (iii) the value of certain executive employee benefits.

70	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

COMPENSATION TABLES

Potential Payments Upon Termination of Employment or Change in Control

The following scenarios take into account each termination of employment situation – voluntary resignation (including retirement), death or disability, termination for Cause, termination without Cause and resignation for Good Reason – both prior to and following a Change in Control of the Company (as such terms are defined in the applicable employment or letter agreement). The narrative and tables below describe the severance or other additional amounts the Company would provide to the NEO or the NEO’s beneficiaries as a result. These sections reflect certain assumptions we have made in accordance with applicable SEC rules: that the hypothetical termination of employment or Change in Control occurred on December 31, 2024; that restricted stock and performance share unit awards were then earned (even when vesting would be deferred until some later regular vesting date), based on target level performance in the case of performance share units; and that the value of a share of our common stock on that day was $21.71, which was the closing price of our common stock as reported by Nasdaq on December 31, 2024, the last trading day of the year.

The descriptions below exclude payments and benefits that are not enhanced by a termination of employment or a Change in Control. These payments and benefits, which are referred to in the following discussion as the NEO’s “vested benefits,” include:

●	Base salary payable through the date of employment termination;
●	Any other cash compensation earned through the date of termination but not paid, including any amounts earned and vested but not paid under our annual cash incentive program;
●	Benefits accrued under our 401(k) Plan, in which all employees may participate;
●	Accrued vacation pay, group health plan continuation and other similar amounts payable when employment terminates under programs applicable to our salaried employees generally;
●	Balances accrued under our deferred compensation plans; and
●	Service-based restricted stock and performance share units that have been earned and vested prior to the employment termination or Change in Control.

Voluntary Resignation; Retirement

Prior to a Current NEO achieving eligibility for retirement under our Equity Incentive Plan (age 55 with five years of service), we are not obligated to pay any amounts over and above vested benefits in the event of employment termination due to voluntary resignation. All unearned or unvested service-based restricted stock and performance share units will lapse and not vest.

In the event of a Current NEO’s retirement, in addition to receiving vested benefits, the NEO will be treated as if he or she had continued employment through the end of the applicable service vesting or performance periods applicable to service-based restricted stock and performance share units awarded under our Equity Incentive Plan. Service-based restricted stock will continue to vest in accordance with its original schedule as if the NEO had remained employed by the Company. Any performance share units will be deemed earned (if performance conditions are met), and will be vested and paid out in shares, on the regular vesting date after the end of the performance period, also as if the NEO had remained employed by the Company for such period.

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COMPENSATION TABLES

As of December 31, 2024, based upon age and years of service, Messrs. Sander and Sandgren and Ms. Vanzo are the Current NEOs who meet the requirements to qualify for retirement upon any voluntary resignation. The amount of the payments to Messrs. Sander and Sandgren and Ms. Vanzo upon any such retirement-eligible voluntary resignation is set forth in the following table:

	Restricted Stock	Performance Share Units
		2022-2024	2023-2025	2024-2026	Medical/Life &
Name	Unvested Awards	Performance Period	Performance Period	Performance Period	Outplacement	Total
Mark G. Sander (1)	$1,677,641	$560,834	$595,918	$687,252	$104,383	$3,626,028
James A. Sandgren	1,228,526	398,227	420,197	479,682	—	2,526,632
Kendra L. Vanzo	645,351	205,138	220,031	253,855	—	1,324,375
(1)	Mr. Sander’s employment agreement provides that, following employment termination for any reason other than for Cause, Mr. Sander will be entitled to maintain Company health benefits coverage for himself, his spouse and age-eligible dependents on the same basis as if his full-time employment continued until Mr. Sander and his spouse are Medicare eligible and his dependents are no longer age eligible for coverage.

Death or Disability

In the event of a Current NEO’s death, in addition to payment of such NEO’s vested benefits, all unvested performance share units and service-based restricted stock will automatically vest. For any service-based restricted stock awards, the restriction period will be deemed to end on the date of death, resulting in accelerated vesting of any remaining unvested balance of the award as of that date. For any performance share unit awards, the performance share units covered by the award will be deemed earned at target and vested upon an NEO’s death during the performance period. If an NEO dies after the end of the applicable performance period but before the subsequent regular vesting (and share distribution) date for that award, the NEO’s beneficiary will be entitled to the performance share units at the greater of target performance or actual performance determined on the regular vesting date after the end of the performance period, as if the NEO had remained employed through such date.

In the event of a Current NEO’s employment termination due to disability, in addition to payment of the NEO’s vested benefits, such NEO will be treated as if he or she had continued employment through the end of the applicable service vesting or performance periods (and until the regular vesting date after the end of the performance period) for both service-based restricted stock and performance share units. Service-based restricted stock will continue to vest in accordance with its original schedule as if the NEO had remained employed. Any performance share units will be deemed earned (if performance conditions are met), and will be vested and paid out in shares, on the regular vesting date after the end of the performance period, also as if the NEO had remained employed for such period.

	Restricted Stock Awards		Performance Share Units		Medical/Life &
Name	Number	Value	Number	Value	Outplacement (1)	Total
James C. Ryan, III	188,371	$4,089,535	314,879	$6,836,023	—	$10,925,558
Mark G. Sander (1)	77,275	1,677,641	84,938	1,844,004	$104,383	3,626,028
James A. Sandgren	56,588	1,228,526	59,793	1,298,106	—	2,526,632
John V. Moran, IV	48,418	1,051,155	20,796	451,481	—	1,502,636
Carrie G. Goldfeder	39,833	864,774	9,888	214,668	—	1,079,442
Kendra L. Vanzo	29,726	645,351	31,277	679,024		1,324,375
(1)	Mr. Sander’s letter agreement provides that, following employment termination for any reason other than for Cause, he will be entitled to maintain health benefits coverage for himself, his spouse and age-eligible dependents on the same basis as if his full-time employment continued until he and his spouse are Medicare eligible and his dependents are no longer age eligible for coverage.

72	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

COMPENSATION TABLES

Termination for Cause

We are not obligated to pay any amounts over and above vested benefits if a Current NEO’s employment is terminated for Cause (as defined in the applicable Employment Agreement). In certain instances, the Employment Agreements require written notice from the Company and a failure by the NEO to correct the failure or breach within 90 days after receiving such notice.

Qualifying Termination (Termination without Cause or Resignation for Good Reason)

We are generally obligated to pay certain severance benefits to our Current NEOs in the event of a qualifying termination of their employment. A qualifying termination includes an involuntary termination of a Current NEO’s employment without Cause or a resignation by such NEO for Good Reason (as defined in the applicable Employment Agreement), whether prior to or following a Change in Control of the Company.

Benefit Continuation

In addition to the severance payments described below, in a qualifying termination under the Employment Agreements (in both Change in Control and non-Change in Control situations), Messrs. Ryan, Sandgren and Moran, Ms. Goldfeder and Ms. Vanzo would receive the following benefits: (i) paid group medical coverage for the Current NEO and his or her spouse and dependents for a period of 24 months; (ii) 18 months of term life insurance coverage in substantially the same amount as provided to the Current NEO immediately before his or her employment termination; and (iii) 24 months of outplacement services. Mr. Sander’s letter agreement provides that, following employment termination for any reason other than for Cause, he will be entitled to maintain Company health benefits coverage for himself, his spouse and age-eligible dependents on the same basis as if his full-time employment continued until he and his spouse are Medicare eligible and his dependents are no longer age eligible for coverage.

Non-Change in Control Severance

In a qualifying termination not related to a Change in Control, severance benefits under the Company’s Employment Agreements with the Current NEOs would include: (i) an amount equal to the target annual cash bonus under the AICP for the calendar year in which the employment termination occurs, prorated for the period of the executive’s employment during that year (“Prorated Annual Bonus”); and (ii) an amount equal to two times target cash compensation (the sum of the executive’s annual base salary and target annual cash bonus for the year in which the employment termination occurs) for Messrs. Ryan, Sander, Sandgren and Moran, and one times the same for Ms. Goldfeder and Ms. Vanzo. Such non-Change in Control cash severance benefits generally are payable within 60 days after the Current NEO’s employment termination date, subject to the executive’s provision within such 60-day period of a release of claims against the Company.

Under the Company’s award agreements under the Equity Incentive Plan, upon a qualifying termination of employment (not occurring within two years after a Change in Control), a Current NEO would be entitled to a pro rata portion of the award, determined based on such NEO’s period of employment during the applicable restriction period (for restricted stock) or performance period (for performance share units), subject to the Current NEO’s provision of a release of claims against the Company and, in the case of performance share units, the satisfaction of any performance conditions on the regular vesting date (as if the Current NEO had remained employed by the Company through such date).

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	73

COMPENSATION TABLES

	Non- Change In Control Severance Payments			Restricted Stock	Performance Share Units
	Base	Short-Term	Other Payments	2022 - 2024 Unvested	2022-2024 Performance	2023-2025 Performance	2024-2026 Performance	Medical/Life &
Name	Salary	Incentive		Awards	Period	Period	Period	Outplacement	Total ($)
James C. Ryan, III	$2,448,600	$3,060,750	—	$1,667,436	—	$1,468,349	$854,223	$81,297	$9,580,655
Mark G. Sander (1)	1,576,000	1,418,400	—	1,677,641	$560,834	595,918	687,252	104,383	6,620,428
James A. Sandgren (1)	1,300,000	1,105,000	—	1,228,526	398,227	420,197	479,682	65,358	4,996,990
John V. Moran, IV	1,200,000	960,000	—	279,278	—	97,782	56,352	48,884	2,642,296
Carrie G. Goldfeder	500,000	325,000	—	270,354	—	—	71,556	73,341	1,240,251
Kendra L. Vanzo (1)	473,000	307,450	—	645,351	205,138	220,031	253,855	48,692	2,153,517
(1)	The values for the restricted stock and performance shares units for Messrs. Sander and Sandgren and Ms. Vanzo reflect their retirement eligibility under the Equity Incentive Plan.

Severance Following a Change in Control

For a qualifying termination that occurs within 24 months after a Change in Control (as defined in the Employment Agreements), the severance benefits would include: (i) a Prorated Annual Bonus; and (ii) for Messrs. Ryan, Sander, Sandgren and Moran, a lump sum amount equal to three times target cash compensation and, for Ms. Goldfeder and Ms. Vanzo, two times such target cash compensation. For purposes of this Change in Control severance, “target cash compensation” consists of the sum of: (i) the Current NEO’s annual base salary (for the current year or, if greater, the year preceding the Change in Control); (ii) the target annual cash bonus for the year of employment termination (or, if greater, the average of the annual cash bonus amounts earned over the three years preceding the Change in Control); and (iii) an amount equal to 7.5% of the Current NEO’s base salary on the employment termination date, representing the annual value of certain retirement benefits and executive benefit programs. These Change in Control cash severance benefits generally are payable within 60 days after the NEO’s employment termination date, subject to the NEO’s provision within such 60-day period of a release of claims against the Company.

Under the Company’s Equity Incentive Plan, upon a qualifying termination within two years after a Change in Control, all outstanding performance share units and service-based restricted stock awards will immediately vest as of the employment termination date, with any performance conditions applicable to performance share unit awards deemed to have been achieved at a target level.

	Change In Control Severance Payments			Restricted Stock	Performance Share Units
	Base	Short-Term	Other Award	2022-2024 Unvested	2022-2024 Performance	2023-2025 Performance	2024-2026 Performance	Medical/ Life &
Name	Salary	Incentive	Payments	Awards	Period	Period	Period	Outplacement	Total ($)
James C. Ryan, III	$3,672,900	$6,189,062	—	$4,089,535	$2,070,830	$2,202,523	$2,562,670	$173,120	$20,960,640
Mark G. Sander (1)	2,364,000	2,698,248	—	1,677,641	560,834	595,918	687,252	163,483	8,747,376
James A. Sandgren (1)	1,950,000	2,515,265	—	1,228,526	398,227	420,197	479,682	114,108	7,106,005
John V. Moran, IV	1,800,000	1,440,000	—	1,051,155	135,753	146,673	169,056	93,884	4,836,521
Carrie G. Goldfeder	1,000,000	650,000	—	864,774	—	—	214,668	110,931	2,840,373
Kendra L. Vanzo (1)	946,000	889,375	—	645,351	205,138	220,031	253,855	84,167	3,243,917
(1)	The values for the restricted stock and performance share units for Messrs. Sander and Sandgren and Ms. Vanzo in this table are the same as those reflected in a retirement scenario, given their retirement eligibility, but the vesting of all such awards would be accelerated upon a qualifying termination of their employment within two years after a Change in Control.

74	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

COMPENSATION TABLES

No Tax Gross-Ups

Under Internal Revenue Code Section 4999, a 20% excise tax is imposed on change in control payments that are deemed to be “excess parachute payments” within the meaning of Section 280G(b)(1). In general, the excess parachute payment threshold above which excise taxes are imposed is 2.99 times the base amount (which is the average W-2 compensation over five years). The Employment Agreements do not contain tax gross-ups for any severance payments, including in connection with a Change in Control. If any Change in Control-related severance payments otherwise would be subject to the excise tax, the payments will be reduced to the safe harbor amount in a manner determined by the Company.

Restrictive Covenants

Under the CRC Agreements, the Current NEOs have agreed that any breach of their confidentiality, non-solicitation and non-competition covenants will result in the immediate forfeiture of (i) any remaining severance payments otherwise payable under their applicable employment or other agreements with the Company and (ii) any unvested or unearned Company equity awards, as well as require the Current NEO to repay to the Company any severance amounts received during any period that any such NEO was in breach of those covenants.

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	75

CEO PAY RATIO

We believe our executive compensation program must be externally competitive and internally equitable to motivate our employees to create shareholder value. Our Compensation Committee monitors the relationship between the compensation of our executive officers and our non-executive employees. In this respect, the Compensation Committee considers the pay relationship based on target compensation opportunities as well as actual compensation received. A majority of our executive officers’ pay is variable based on performance. As such, pay ratios can change materially from year to year.

For 2024,

●	The median of the annual total compensation of all of our employees, other than Mr. Ryan, was $70,751.
●	Mr. Ryan’s annual total compensation, as shown in the Summary Compensation Table for 2024, was $7,542,833.
●	Based on this information, the ratio of the annual total compensation of Mr. Ryan to the median of the annual total compensation of all employees is estimated to be 107 to 1.
●	Mr. Ryan’s target total direct compensation for 2024 was set by the Compensation Committee at $5,937,855. The ratio of this amount to our median employee’s total compensation is estimated to be 84 to 1.

In determining the median employee, a ranked list was prepared of all employees other than our Chief Executive Officer as of October 1, 2024 based on their W-2 compensation for 2024 (that is, their compensation reportable in Box 1 on Form W-2 as wages, salary, tips, bonuses and other compensation includable in the gross income of such employees for U.S. federal income tax purposes).

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and certain officers as well as persons who beneficially own more than 10% of the outstanding shares of our Common Stock to file with the SEC reports showing beneficial ownership of, and changes of beneficial ownership in, shares of our Common Stock and other equity securities. On the basis of reports and representations submitted by the Company’s directors, certain officers and greater-than-10% owners, the Company believes that all required Section 16(a) filings for fiscal year 2024 were timely made, except for one late Form 4 filing made on December 19, 2024 relating to three acquisitions by Ms. Ellen Rudnick, a director of the Company, of an aggregate of 64 shares of our Common Stock. The late filing was due to an inadvertent error in portfolio manager communication to Ms. Rudnick regarding those transactions.

76	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

PAY VERSUS PERFORMANCE

The Company believes in the importance of maintaining a strong link between executive pay and Company performance. The following disclosure is provided about the relationship between executive compensation actually paid (as defined by SEC rules) and the Company’s performance with respect to certain financial metrics. For further information regarding the Company’s compensation program, please see “Compensation Discussion and Analysis” beginning on page 43. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our NEOs, including with respect to performance share or restricted stock awards. See “Option Exercises and Stock Vested in 2024” on page 68.

			Average	Average	Value of Initial Fixed $100
	Summary		Summary	Compensation	Investment Based On:
	Compensation		Comp. Table	Actually	Company	Peer Group
	Table	Compensation	Total Comp.	Paid to	Total	Total		Adjusted
	Total Comp.	Actually Paid	for Non-CEO	Non-CEO	Shareholder	Shareholder	Net	One-Year
Year	for CEO (1)	to CEO (3)	NEOs (2)	NEOs (3)	Return	Return (4)	Income	ROATCE (5)
2024	$7,542,833	$12,240,676	$4,253,902	$5,270,291	$140.43	$130.90	$523,000,000	16.9%
2023	6,523,511	6,231,205	4,429,093	4,195,237	106.01	115.64	565,900,000	21.3%
2022	11,657,989	12,884,815	4,162,215	4,422,936	108.69	116.10	414,169,000	21.1%
2021	3,971,101	4,414,151	1,352,603	1,504,898	106.04	124.74	277,538,000	15.4%
2020	3,708,472	3,847,438	1,250,625	1,328,046	93.93	91.29	226,409,000	14.6%
(1)	The CEO for each year is James C. Ryan, III who began serving as our CEO in 2019.
(2)

The non-CEO NEOs for 2024 are Messrs. Sander, Sandgren, Moran, Scudder and Falconer and Ms. Goldfeder.
The non-CEO NEOs for 2022 and 2023 are Messrs. Scudder, Sander, Sandgren and Falconer.
The non-CEO NEOs for 2020 and 2021 are Messrs. Sandgren, Falconer and Jeffrey L. Knight and Ms. Kendra Vanzo.

(3)

To calculate compensation actually paid for the CEO and the average non-CEO NEOs, the following adjustments were made to the Summary Compensation Table total compensation, calculated in accordance with the SEC methodology for determining compensation actually paid for each year shown, excluding rows that are not applicable for the years presented:

					Add:		Deduct:
			Add:	Add:	change as of the	Add:	change as of the
			fair value (FV)	change as of	vesting date	increase in	vesting date	Add:
			as of FY-end of	end of FY in	(from end of	fair value of	(from end of	value of
			equity awards	FV of awards	prior FY) in	awards granted	prior FY) in	dividends or
		Deduct:	granted	granted in	FV for any	during applicable	FV for any	other earnings
		grant date	during the year	any prior year	equity awards	FY that vested	equity awards	paid on stock or
	Summary	fair value of	that are	that are	granted in any	during	granted in any	option awards
	Compensation	equity awards	outstanding and	outstanding and	prior year that	applicable FY,	prior year that	not otherwise
	Table (SCT)	granted during	unvested as of	unvested as of	vested during or at	determined as of	vested during or at	included in	Compensation
CEO	Total	fiscal year (FY)	FY-end	FY-end	the end of the FY	vesting date	the end of the FY	SCT	Actually Paid
2024	$7,542,833	$4,229,568	$5,818,934	$3,027,981	$(46,191)	0	0	$126,687	$12,240,676
2023	6,523,511	3,011,947	2,940,592	(335,439)	(169,197)	0	0	283,685	6,231,205
2022	11,657,989	7,736,725	8,122,095	692,721	34,096	0	0	114,639	12,884,815
2021	3,971,101	1,540,832	1,587,472	242,043	112,394	0	0	41,973	4,414,151
2019	3,708,472	1,424,200	1,198,673	261,685	64,863	0	0	37,946	3,847,438

Other NEOs Avg.
2024	$4,253,902	$1,502,726	$1,898,267	$737,549	$(18,114)	$35,670	$150,316	$16,059	$5,270,291
2023	4,429,093	1,273,391	1,242,077	(146,058)	(105,667)	0	0	49,183	4,195,237
2022	4,162,215	2,030,809	2,162,267	102,279	(6,661)	0	0	33,645	4,422,936
2021	1,352,603	371,607	382,862	62,209	57,214	0	0	21,616	1,504,898
2019	1,250,625	378,303	318,399	80,212	36,006	0	0	21,107	1,328,046

(4)	The Company has chosen to use the KRX Index as its peer group for this “Pay Versus Performance” section.
(5)	This non-GAAP financial measure (Adjusted One-Year ROATCE) excludes certain items, such as merger-related charges associated with completed and pending acquisitions, CECL Day 1 non-PCD loans provision expense, distribution of excess pension plan assets expense, FDIC special assessment expense, separation expense, and net securities losses. The equivalent GAAP measure for one-year ROATCE was 15.4%, 20.2%, 16.3%, 14.9% and 13.3% for 2024, 2023, 2022, 2021 and 2020, respectively. Reference is made to the non-GAAP reconciliation included in the Company’s January 21, 2025 press release reporting its financial results for its 2024 fourth quarter and full year, which was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 21, 2025.

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	77

PAY VERSUS PERFORMANCE

Relationship Between Financial Performance and Compensation Actually Paid

The compensation actually paid to our CEO in the tables set forth in this Pay Versus Performance section includes a one-time, performance-based equity award that was earned in 2022 for the successful integration of the First Midwest Merger (See Note 4 to the “2024 Summary Compensation Table”). In addition, in 2024, the increase in both CEO and other NEO compensation actually paid was attributable primarily to the increase in our stock price as of year-end 2024. Our 3-year TSR for 2022-2024 was 38.8%, which was at the 86th percentile of the KRX Index. Compensation information in the tables for 2020 and 2021 are prior to the completion of the First Midwest Merger when the Company was approximately 50% of its asset size as compared to 2022-2024.

Total Shareholder Return. The following chart compares compensation actually paid to our CEO and the average compensation actually paid to our other NEOs to (i) our cumulative TSR and (ii) the TSR of the KRX Index for the fiscal years ended 2020-2024.

Net Income. The following chart compares compensation actually paid to our CEO and the average compensation actually paid to our other NEOs to our net income for the fiscal years ended 2020-2024. The Company achieved record adjusted net income in 2023, with net income decreasing somewhat in 2024 primarily due to the banking industry’s lower interest rate environment in 2024 as compared to 2023 and the corresponding impact of this lower interest rate environment on the Company’s 2024 net interest income.

78	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

PAY VERSUS PERFORMANCE

Adjusted One-Year ROATCE. The following chart compares compensation actually paid to our CEO and the average compensation actually paid to our other NEOs to our one-year adjusted ROATCE for the fiscal years ended 2020-2024.

Tabular List (Unranked)

The table below provides an unranked list of the most important financial measures used by the Company to link compensation actually paid to the Company’s performance in 2024. Each of these financial metrics was used in determining short and long-term incentive awards in 2024.

Adjusted One-Year EPS
Adjusted One-Year ROATCE
Three-Year Relative TSR

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	79

Item 2 – Approval of a non-binding advisory proposal on NAMED executive OFFICER compensation

The Board unanimously recommends that shareholders vote “FOR” approval of a non-binding advisory proposal on the compensation of our Named Executive Officers.

In accordance with applicable SEC requirements, we are seeking shareholder approval, on a non-binding, advisory basis, of the compensation of our NEOs as disclosed in this Proxy Statement. This proposal, commonly known as a say-on-pay proposal, provides our shareholders with the opportunity to endorse or not endorse our executive pay program through the following resolution:

RESOLVED, that the shareholders hereby advise that they approve the compensation of the Company’s Named Executive Officers, as disclosed in the “Compensation Discussion and Analysis” and “Compensation Tables” sections of the Proxy Statement relating to the Company’s 2025 Annual Meeting of Shareholders.

We believe that our compensation practices are embedded in a pay-for-performance culture, are consistent with the practices of companies in our peer group and align our executives’ interests with those of our shareholders.

We believe our CEO and executive team have successfully managed the Company in a competitive and ever-changing economic and banking environment. In 2024, the Company delivered strong operating results. Highlights include the following:

●	Adjusted EPS* of $1.86
●	Adjusted net income* of $578 million
●	3-year TSR of 38.8% (86th percentile of KRX Index)
●	Adjusted ROATCE* of 16.9% (top quartile of KRX Index)
●	Adjusted ROAA* of 1.14% (above median of KRX Index)
●	Adjusted efficiency ratio* of 52.2% (top quartile of KRX Index)
●	Year-over-year deposit growth of 4.8%, excluding CapStar acquisition (above median of KRX Index)
●	Maintained our peer leading high quality, low cost and granular deposit base, with average deposit size of $35,000 and 75% of core deposits having tenure of greater than 5 years
●	Year-over-year total loan growth of 4.1%, excluding CapStar acquisition (above median of KRX Index)
●	Continued strong credit discipline and credit quality, with net charge-offs** to average loans of 0.13%
●	Continued addition of important revenue-producing talent across business lines
●	Continued commitment to our core values, our uncompromised integrity and the highest levels of ethics, dedication to the communities where we live and work and focus on our strong culture of collaboration, trust, inclusiveness and acceptance that empowers team members to flourish and be successful
●	Announced our partnership with Bremer Bank on November 25, 2024 and on track to complete this transaction on May 1, 2025. See “About Old National” on page 4.
●	Successfully completed our partnership with CapStar Bank on April 1, 2024. See “About Old National” on page 4.

80	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

ITEM 2 – APPROVAL OF A NON-BINDING ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION

*Includes adjusted, non-GAAP financial measures that exclude certain items, such as merger-related charges associated with completed and pending acquisitions, CECL Day 1 non-PCD loans provision expense, distribution of excess pension plan assets expense, FDIC special assessment expense, separation expense, and net securities losses. The equivalent GAAP measures for the non-GAAP measures referenced above are: EPS: $1.68; Net Income: $523 million; ROATCE: 15.4%; ROAA: 1.03%; and Efficiency Ratio: 55.9%. Reference is made to the non-GAAP reconciliation included in the Company’s January 21, 2025 press release reporting its financial results for its 2024 fourth quarter and full year, which was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 21, 2025.

**Excludes PCD loans.

Our Board of Directors recommends a vote FOR this resolution because the Board believes the practices described in the “Compensation Discussion and Analysis” section of this Proxy Statement are effective in achieving the Company’s goals of rewarding strong financial performance, aligning our executives’ long-term interests with those of our shareholders, providing a market-competitive compensation program and retaining and incentivizing highly talented executives over long and productive careers.

Based upon our most recent shareholder vote results relating to the frequency of our say-on-pay vote, we are providing shareholders with the opportunity to provide a say-on-pay advisory vote annually.

Because your vote is advisory, it will not be binding upon our Board. However, the Board and the Compensation Committee will take into account the results of the vote when making future executive compensation decisions.

Shareholders are encouraged to review the information provided in this Proxy Statement regarding the compensation of our NEOs in the sections captioned “Compensation Discussion and Analysis” beginning on page 43 and “Compensation Tables” beginning on page 64.

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	81

Item 3 – RATIFICATION OF THE APPOINTMENT Of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board unanimously recommends that shareholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The Board proposes that our shareholders ratify the Audit Committee’s appointment of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending December 31, 2025. Although the ratification by our shareholders is not required, the Company deems it desirable to continue its established practice of submitting the Audit Committee’s selection to our shareholders. In the event the appointment of Deloitte is not ratified by shareholders, the Audit Committee will reconsider the appointment but may determine to retain Deloitte nonetheless. A representative of Deloitte will attend the virtual Annual Meeting and will have the opportunity to make a statement or respond to any questions that shareholders may have.

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The table below sets forth the approximate fees for services rendered by Deloitte to the Company and its subsidiaries for the Company’s fiscal years ended December 31, 2024 and 2023, as well as for expenses incurred in connection with these services.

	2024	2023
Audit Fees	$2,558,716	$2,107,000
Audit-Related Fees	1,895	1,895
Tax Fees	—	—
All Other Fees	—	—
Total	2,560,611	2,108,895

Audit Fees

Audit Fees consist of fees for professional services and related services rendered for (i) the audits of the Company’s consolidated financial statements and its internal control over financial reporting as of December 31, 2024 and 2023, (ii) the limited reviews of the interim consolidated financial statements included in the Company’s quarterly reports on Form 10-Q, (iii) the services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements and (iv) other services that generally only the independent registered public accounting firm can provide. These services included fees relating to the audit of financial statements of Indiana Old National Insurance Company in 2024 and 2023, U.S. Department of Housing and Urban Development audits for 2024 and 2023 and consents in connection with registration statements filed by the Company with the SEC in 2024.

Audit-Related Fees

For 2024 and 2023, the audit-related fees consisted of subscription fees the Company paid to Deloitte for an annual subscription to the online Deloitte Accounting Research Tool (DART).

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm. All of the fees and services described above were pre-approved under these procedures. The Audit Committee also will pre-approve non-

82	OLD NATIONAL BANCORP 2025 PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE

audit services that are permissible under the Sarbanes-Oxley Act of 2002 and the rules of the SEC on a case-by-case basis. The Audit Committee may delegate its approval authority to one or more of its members, provided that any such approvals are presented for review by the Audit Committee at a subsequent meeting.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of seven independent directors meeting the applicable requirements of the SEC and Nasdaq. Each member of the Audit Committee has the ability to read and understand financial statements as required by the Nasdaq listing requirements. Additionally, the Board has designated Thomas L. Brown and Stephen C. Van Arsdell as audit committee financial experts as defined by the SEC.

Audit Committee Responsibilities and Actions

The Audit Committee’s key responsibilities are set forth in its charter, which has been approved by the Board and which is available on the Company’s website. The principal responsibilities of the Audit Committee are, among others, to assist the Board in its oversight of:

(i)	the integrity of the Company’s financial statements and its financial reporting process;
(ii)	the appointment, independence, qualifications and performance of the Company’s independent registered public accounting firm;
(iii)	the scope and results of the independent registered public accounting firm’s audits and other services, if any;
(iv)	the Company’s system of internal controls over financial reporting;
(v)	the services and performance of the Company’s internal audit function;
(vi)	the Company’s actions in response to matters raised by the independent registered public accounting firm or the internal auditors; and
(vii)	the Company’s compliance with legal and regulatory requirements in relation to financial reporting.

The Audit Committee reviewed and discussed with management and Deloitte the Company’s consolidated financial statements for the year ended December 31, 2024, as well as Deloitte’s reports on its audit of such financial statements and the Company’s internal control over financial reporting at December 31, 2024; discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; received the required written disclosures and the letter from Deloitte under applicable PCAOB standards regarding auditor independence; and discussed with Deloitte its independence.

The Audit Committee has established policies and procedures regarding the pre-approval of all services provided by the Company’s independent registered public accounting firm; reviewed all proposed audit and non-audit services to be provided by the independent registered public accounting firm; considered whether such services are compatible with maintaining the independence of the independent registered public accounting firm; and pre-approved all such services prior to their performance.

While the Enterprise Risk Committee of the Board has primary oversight responsibility for the Company’s regulatory compliance activities, the Audit Committee also monitors in an oversight capacity the Company’s compliance with banking laws and regulations and other risk management activities that might raise material issues relating to the Company’s financial statements, accounting

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	83

REPORT OF THE AUDIT COMMITTEE

policies or internal controls over financial reporting. In performing its oversight responsibilities, the Audit Committee relies on the expertise and knowledge of management, the independent registered public accounting firm and the internal auditors, as follows:

(i)

Management is responsible for preparing the Company’s financial statements in accordance with U.S. generally accepted accounting principles and for maintaining appropriate internal controls over financial reporting.

(ii)

The Company’s independent registered public accounting firm is responsible for conducting audits of the Company’s financial statements and the Company’s internal controls over financial reporting and rendering its reports thereon.

(iii)

The Company’s internal auditors are responsible for evaluating the adequacy and effectiveness of the Company’s processes and system of internal controls to achieve the Company’s stated goals and objectives.

It is not the duty of the Audit Committee to plan or conduct audits relating to the Company’s financial statements or internal controls nor to conduct other types of audits, accounting reviews or similar procedures.

Sarbanes-Oxley Act of 2002

As required by the Sarbanes-Oxley Act of 2002, the Audit Committee has established procedures for the confidential submission of employee concerns regarding accounting, auditing or internal control matters. These procedures provide for appropriate monitoring and follow-up on any such matters submitted. In addition, the Company’s Chief Audit Executive and Ethics Officer is charged with promptly reporting to the Audit Committee any matter of which she becomes aware involving any serious or potentially serious breach of the Company’s Code of Business Conduct and Ethics or other Company policies involving any accounting or auditing matters, allegations of fraud or misconduct by senior management.

Conclusion

In reliance on the matters referred to above, the reports of management, the internal auditors and the independent registered public accounting firm and the representations of management, the Audit Committee recommended to the Board that the Company’s audited financial statements as of and for the year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for the same year, as filed with the SEC.

Members of the Audit Committee

Stephen C. Van Arsdell, Chairperson

Thomas L. Brown, Vice Chairperson

Barbara A. Boigegrain

Kathryn J. Hayley

Peter J. Henseler

Michael J. Small

Katherine E. White

84	OLD NATIONAL BANCORP 2024 PROXY STATEMENT

SHAREHOLDER PROPOSALS AND DIRECTOr NOMINATIONS FOR THE 2026 ANNUAL MEETING

Proposals submitted by shareholders under SEC Rule 14a-8 for our 2026 annual meeting of shareholders must be received by the Company at its principal executive office, c/o our Corporate Secretary, P.O. Box 718, Evansville, Indiana 47705-0718, no later than December 5, 2025, to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

Proposals for director nominations and other proposals submitted by shareholders under our By-Laws outside of SEC Rule 14a-8 in connection with our 2026 annual meeting of shareholders (but not necessarily included in our proxy statement for that meeting) must comply with the requirements of our By-Laws and be received by the Company at its principal executive office, c/o our Corporate Secretary, P.O. Box 718, Evansville, Indiana 47705-0718, no later than January 14, 2026.

All nominations of persons to serve as directors of the Company must be made in accordance with the requirements contained in our By-Laws. In addition to satisfying the requirements contained in the Company’s By-Laws, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Securities Exchange Act of 1934 no later than March 13, 2026.

ANNUAL REPORT

Upon written request, the Company will provide, without charge, a copy of the Company’s annual report on Form 10-K filed with the SEC for the year ended December 31, 2024 to each shareholder who does not otherwise receive a copy. Requests should be addressed to:

Old National Bancorp

c/o Corporate Secretary

P. O. Box 718

Evansville, Indiana 47705-0718

OTHER MATTERS

The Board does not know of any matters for action by shareholders at our 2025 Annual Meeting other than the matters described in the accompanying Notice of Annual Meeting of Shareholders. However, the enclosed Proxy Card will confer upon the named proxies authority to vote on any matters which are not known to the Board as of the date of this Proxy Statement and which may properly come before the Annual Meeting. It is the intention of the persons named as proxies to vote pursuant to the Proxy Card with respect to such matters in accordance with their judgment.

It is important that Proxy Cards be returned promptly. Shareholders are requested to complete, sign, date and return their Proxy Cards in order that a quorum for the Annual Meeting may be assured. You may also vote via the Internet or by telephone. If you do not vote via the Internet or by telephone, then your Proxy Card may be mailed in the enclosed envelope, to which no postage need be affixed.

OLD NATIONAL BANCORP 2025 PROXY STATEMENT	85

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V67693-P28170 OLD NATIONAL BANCORP ATTN: CORPORATE SECRETARY P.O. BOX 718 EVANSVILLE, IN 47705 ! ! ! For All Withhold All For All Except ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. OLD NATIONAL BANCORP Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 2. Approval of a non-binding advisory proposal on the compensation of the Company's named executive officers. 3. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025. 01) Barbara A. Boigegrain 02) Thomas L. Brown 03) Kathryn J. Hayley 04) Peter J. Henseler 05) Daniel S. Hermann Nominees: 1. Election of Directors THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED UNDER PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3. NOTE: In their discretion, the proxies named herein are authorized to vote upon such other matters as may properly come before Old National Bancorp's 2025 Annual Meeting of Shareholders, and at any adjournment or postponement thereof. For Against Abstain 06) Ryan C. Kitchell 07) Austin M. Ramirez 08) Ellen A. Rudnick 09) James C. Ryan, III 10) Thomas E. Salmon 11) Rebecca S. Skillman 12) Michael J. Small 13) Derrick J. Stewart 14) Stephen C. Van Arsdell 15) Katherine E. White SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 13, 2025 for shares held directly and by 11:59 p.m. Eastern Time on May 9, 2025 for shares held in an employee benefit plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ONB2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 13, 2025 for shares held directly and by 11:59 p.m. Eastern Time on May 9, 2025 for shares held in an employee benefit plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it is received by May 13, 2025.

V67694-P28170 Important Notice Regarding the Availability of Proxy Materials for Old National Bancorp's 2025 Annual Meeting of Shareholders: Old National Bancorp's Annual Report on Form 10-K, Notice of 2025 Annual Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com. Continued and to be signed on reverse side OLD NATIONAL BANCORP 2025 Annual Meeting of Shareholders May 14, 2025 10:00 AM Central Time This proxy is solicited by the Board of Directors The undersigned hereby appoints John V. Moran, IV and Nicholas J. Chulos, and each of them, as proxies, each with the power to act alone and to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Old National Bancorp held of record by the undersigned at the close of business on March 20, 2025 at Old National Bancorp’s 2025 Annual Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/ONB2025, on Wednesday, May 14, 2025, at 10:00 a.m., Central Time. The undersigned hereby acknowledges receipt of Old National Bancorp's Notice of 2025 Annual Meeting of Shareholders and of the accompanying Proxy Statement in connection with such meeting and at any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIFTEEN NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE OLD NATIONAL BANCORP'S 2025 ANNUAL MEETING OF SHAREHOLDERS AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. NOTICE TO PARTICIPANTS IN EMPLOYEE BENEFIT PLANS If you are a participant in an employee benefit plan of Old National Bancorp and shares of Old National Bancorp are issued to or held for the account of the undersigned under such plan, then this proxy card also serves as voting instructions and directions to the trustee or administrator of each plan to vote such shares at the 2025 Annual Meeting of Shareholders, and at any adjournment or postponement thereof, as indicated on the reverse side of this proxy card. If no voting instructions or directions are provided, the respective trustee or plan administrator will vote the plan shares of the undersigned according to the provisions of the applicable plan.